SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              [ ]

    Post-Effective Amendment No.  32         (File No. 333-79311)            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.            33        (File No. 811-07355)             [X]
                               ---------

                        (Check appropriate box or boxes)

                          IDS LIFE VARIABLE ACCOUNT 10
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

               70100 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-3678
--------------------------------------------------------------------------------

      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
 [X] on April 29, 2005 pursuant  to  paragraph  (b) of Rule 485
 [ ] 60 days after  filing  pursuant  to paragraph  (a)(1) of Rule 485
 [ ] as soon as practicable pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectuses filed electronically herewith and Statement of Additional Information incorporated herein by reference are not intended to supersede the prospectuses and Statements of Additional Information filed with Post-Effective Amendment No. 31 to Registration Statement No. 333-79311, filed on or about April 27, 2005.

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS

RETIREMENT ADVISOR VARIABLE ANNUITY(R)

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

NEW AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY(R) CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

ISSUED BY:        IDS LIFE INSURANCE COMPANY (IDS LIFE)
                  70100 AXP Financial Center
                  Minneapolis, MN 55474
                  Telephone: (800) 862-7919
                  americanexpress.com

                  IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds


-    AllianceBernstein Variable Products Series Fund, Inc.

-    American Century(R) Variable Portfolios, Inc.


-    Calvert Variable Series, Inc.

-    Credit Suisse Trust

-    Fidelity(R) Variable Insurance Products - Service Class


-    Franklin(R) Templeton(R) Variable Insurance Products_
     Trust (FTVIPT) - Class 2


-    Goldman Sachs Variable Insurance Trust (VIT)

-    Janus Aspen Series: Service Shares

-    Lazard Retirement Series, Inc.

-    MFS(R) Variable Insurance Trust(SM)


-    Oppenheimer Variable Account Funds - Service Shares


-    Putnam Variable Trust - Class IB Shares

-    Royce Capital Fund

-    Third Avenue Variable Series Trust

-    Wanger Advisors Trust


-    Wells Fargo Variable Trust


Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse under certain circumstances. Surrender charges from contracts with purchase payment credits may be higher than surrender charges for contracts without such credits. The amount of the credit may be more than offset by additional surrender charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.


This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

        AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          20
THE VARIABLE ACCOUNT AND THE FUNDS                                            21
THE FIXED ACCOUNT                                                             32
BUYING YOUR CONTRACT                                                          32
CHARGES                                                                       34
VALUING YOUR INVESTMENT                                                       37
MAKING THE MOST OF YOUR CONTRACT                                              39
SURRENDERS                                                                    43
TSA -- SPECIAL PROVISIONS                                                     44
CHANGING OWNERSHIP                                                            44
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                           45
OPTIONAL BENEFITS                                                             46
THE ANNUITY PAYOUT PERIOD                                                     50
TAXES                                                                         51
VOTING RIGHTS                                                                 54
SUBSTITUTION OF INVESTMENTS                                                   54
ABOUT THE SERVICE PROVIDERS                                                   55
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         56

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


        AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


ENHANCED EARNINGS DEATH BENEFIT (EEB): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.


FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408 A of the Code

-    SIMPLE IRAs under Section 408(p) of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Plans under Section 401(k) of the Code

-    Custodial and trusteed plans under Section 401(a) of the Code

-    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

        AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception:
If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 21)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 32)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 32)


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

  If paying by installments under a scheduled payment plan:
     $23.08 biweekly, or
     $50 per month

  If paying by any other method:
     $50

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS:
     $100,000 through age 85
     $50,000 for ages 86 to 89


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 39)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 43)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 44)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 45)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 50)

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 51)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE
(Contingent deferred sales load as a percentage of purchase payment surrendered)

The owner selects either a seven-year or ten-year surrender charge schedule at the time of application.*


                   SEVEN-YEAR SCHEDULE                                     TEN-YEAR SCHEDULE*
NUMBER OF COMPLETED YEARS FROM    SURRENDER CHARGE     NUMBER OF COMPLETED YEARS FROM    SURRENDER CHARGE
 DATE OF EACH PURCHASE PAYMENT       PERCENTAGE         DATE OF EACH PURCHASE PAYMENT       PERCENTAGE
               0                          7%                         0                           8%
               1                          7                          1                           8
               2                          7                          2                           8
               3                          6                          3                           7
               4                          5                          4                           7
               5                          4                          5                           6
               6                          2                          6                           5
               7                          0                          7                           4
                                                                     8                           3
                                                                     9                           2
                                                                    10                           0


* The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


                                              ASSUMED INVESTMENT RATE
                                                3.50%        5.00%
Qualified annuity discount rate                 4.72%        6.22%
Nonqualified annuity discount rate              4.92%        6.42%


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                         $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                              0.15%
EEB RIDER FEE                                                              0.30%

ANNUAL VARIABLE ACCOUNT EXPENSES


(Total annual variable account expenses as a percentage of average daily subaccount value.)


MORTALITY AND EXPENSE RISK FEE

FOR NONQUALIFIED ANNUITIES                                                 0.95%
FOR QUALIFIED ANNUITIES                                                    0.75%

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE ACTUAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                        MINIMUM       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements           .57%          2.85%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                      MANAGEMENT      12b-1         OTHER          ANNUAL
                                                                         FEES          FEES        EXPENSES       EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                         .51%          .13%          .05%          .69%(1)
AXP(R) Variable Portfolio - Core Bond Fund                               .63           .13           .37          1.13(2)
AXP(R) Variable Portfolio - Diversified Bond Fund                        .60           .13           .08           .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund               .64           .13           .09           .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                           .57           .13           .15           .85(1)
AXP(R) Variable Portfolio - Global Bond Fund                             .83           .13           .12          1.08(1)
AXP(R) Variable Portfolio - Growth Fund                                  .55           .13           .17           .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                         .62           .13           .07           .82(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                    .64           .13           .78          1.55(2)
AXP(R) Variable Portfolio - Inflation Protected Securities Fund          .49           .13           .16           .78(3)
AXP(R) Variable Portfolio - Large Cap Equity Fund                        .65           .13           .07           .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                         .63           .13          2.09          2.85(2)
AXP(R) Variable Portfolio - Managed Fund                                 .59           .13           .06           .78(1)
AXP(R) Variable Portfolio - Mid Cap Value Fund                           .73           .13           .52          1.38(3)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                       .53           .13           .06           .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                   .81           .13          1.03          1.97(2)
AXP(R) Variable Portfolio - S&P 500 Index Fund                           .29           .13           .15           .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund          .61           .13           .08           .82(1)
AXP(R) Variable Portfolio - Small Cap Advantage Fund                     .85           .13           .12          1.10(1)
AXP(R) Variable Portfolio - Strategy Aggressive Fund                     .51           .13           .08           .72(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund          1.11           .13           .43          1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund              .75           .13           .10           .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Capital Appreciation Fund, Series I Shares                      .61            --           .30           .91(4)
AIM V.I. Capital Development Fund, Series I Shares                       .75            --           .35          1.10(4)
AllianceBernstein VP Growth and Income Portfolio (Class B)               .55           .25           .05           .85(5)
AllianceBernstein VP International Value Portfolio (Class B)             .75           .25           .20          1.20(5)
American Century(R) VP International, Class I                           1.27            --            --          1.27(6)
American Century(R) VP Value, Class I                                    .93            --            --           .93(6)
Calvert Variable Series, Inc. Social Balanced Portfolio                  .70            --           .21           .91(7)
Credit Suisse Trust - Mid-Cap Growth Portfolio                           .90            --           .43          1.33(8)
Fidelity(R) VIP Growth & Income Portfolio Service Class                  .47           .10           .13           .70(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class                          .57           .10           .14           .81(9)


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                 GROSS TOTAL
                                                                      MANAGEMENT      12b-1         OTHER           ANNUAL
                                                                         FEES          FEES        EXPENSES        EXPENSES
Fidelity(R) VIP Overseas Portfolio Service Class                         .72%          .10%          .19%         1.01% (9)
FTVIPT Franklin Real Estate Fund - Class 2                               .48           .25           .02           .75(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                .53           .25           .18           .96(11),(12)
FTVIPT Templeton Foreign Securities Fund - Class 2                       .68           .25           .19          1.12(12)
Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                         .75            --           .22           .97(13)
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                              .70            --           .08           .78(13),(14)
Goldman Sachs VIT Mid Cap Value Fund                                     .80            --           .08           .88(13)
Janus Aspen Series Global Technology Portfolio: Service Shares           .64           .25           .07           .96(15)
Janus Aspen Series International Growth Portfolio: Service Shares        .64           .25           .04           .93(15)
Janus Aspen Series Mid Cap Growth Portfolio: Service Shares              .64           .25           .01           .90(15)
Lazard Retirement International Equity Portfolio                         .75           .25           .40          1.40(16)
MFS(R) Investors Growth Stock Series - Service Class                     .75           .25           .11          1.11(17),(18)
MFS(R) New Discovery Series - Service Class                              .90           .25           .11          1.26(17),(18)
MFS(R) Utilities Series - Service Class                                  .75           .25           .14          1.14(17),(18)
Oppenheimer Global Securities Fund/VA, Service Shares                    .63           .25           .03           .91(19)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                .75           .25           .06          1.06(19)
Oppenheimer Strategic Bond Fund/VA, Service Shares                       .71           .25           .03           .99(19)
Putnam VT International New Opportunities Fund - Class IB Shares        1.00           .25           .26          1.51(20)
Putnam VT Vista Fund - Class IB Shares                                   .65           .25           .14          1.04(19)
Royce Micro-Cap Portfolio                                               1.25            --           .09          1.34(19)
Third Avenue Value Portfolio                                             .90            --           .31          1.21(19)
Wanger International Small Cap                                          1.17            --           .19          1.36(21)
Wanger U.S. Smaller Companies                                            .92            --           .08          1.00(22)
Wells Fargo Advantage Asset Allocation Fund                              .55           .25           .22          1.02(23)
Wells Fargo Advantage International Core Fund                            .75           .25           .42          1.42(23)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Small Cap Growth Fund                              .75           .25           .24          1.24(23)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.95% for AXP(R) Variable Portfolio - Core Bond Fund, 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.75% for AXP(R) Variable Portfolio - Inflation Protected Securities Fund and 1.08% for AXP(R) Variable Portfolio - Mid Cap Value Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.09% for AIM V.I. Capital Development Fund, Series I Shares average daily net assets.

(5) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(7) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

(8) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time. The total expense ratios after the waiver and reimbursements would have been: Credit Suisse Trust - Mid-Cap Growth Portfolio (.82%, 0%, .43% and 1.25%).

(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.78% for Fidelity(R) VIP Mid Cap Portfolio Service Class and 0.97% for Fidelity(R) VIP Overseas Portfolio Service Class. These offsets may be discontinued at any time.

(10) The Fund administration fee is paid indirectly through the management fee.

(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(12) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% for Goldman Sachs VIT CORE(SM) Small Cap Equity Fund, 0.16% for Goldman Sachs VIT CORE(SM) U.S. Equity Fund and 0.25% for Goldman Sachs VIT Mid Cap Value Equity Fund of the Fund's average daily net assets. The Investment Adviser for Goldman Sachs VIT CORE(SM) Small Cap Equity and Goldman Sachs VIT CORE(SM) U.S. Equity Fund has contractually agreed to maintain these expense limitations through June 30, 2005. The Investment Adviser for Goldman Sachs VIT Mid Cap Value Fund may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

(14) Effective June 1, 2004, the Investment Adviser voluntarily agreed to waive a portion of its management fee for Goldman Sachs VIT CORE(SM) U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Management fee waiver for the period ended Dec. 31, 2004 was 0.03%.

(15) Fees and expenses shown were determined based on net assets as of the fiscal year ended Dec. 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004.Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(16) Reflects a contractual obligation by the Investment Manager to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2005, to the extent total expenses exceed 1.25% for Lazard Retirement International Equity Portfolio average daily net assets.

(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(18) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series and 1.13% for Utilities Series.

(19) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

(20) Reflects a contractual obligation to waive fees through Dec. 31, 2005, to the extent total expenses exceed 1.50% for Putnam VT International New Opportunities Fund - Class IB Shares.

(21) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.

(22) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage International Core Fund and 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The funds -- Fund selection"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating sales representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for the last fiscal year. They assume that you select both the optional MAV and EEB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                       IF YOU DO NOT SURRENDER YOUR CONTRACT
                                           IF YOU SURRENDER YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
RAVA with a ten-year surrender
  charge schedule                  $1,239.93   $2,027.73   $2,826.24   $4,520.14   $  439.93   $1,327.73   $2,226.24   $4,520.14
RAVA with a seven-year surrender
  charge schedule                   1,139.93    1,927.73    2,626.24    4,520.14      439.93    1,327.73    2,226.24    4,520.14

QUALIFIED ANNUITY
RAVA with a ten-year surrender
  charge schedule                  $1,219.43   $1,968.46   $2,731.22   $4,349.68   $  419.43   $1,268.46   $2,131.22   $4,349.68
RAVA with a seven-year surrender
  charge schedule                   1,119.43    1,868.46    2,531.22    4,349.68      419.43    1,268.46    2,131.22    4,349.68



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                        IF YOU DO NOT SURRENDER YOUR CONTRACT
                                           IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                 1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
RAVA with a ten-year surrender
  charge schedule                  $  960.11   $1,196.83   $1,456.83   $1,869.51   $  160.11   $  496.83   $  856.83   $1,869.51
RAVA with a seven-year surrender
  charge schedule                     860.11    1,096.83    1,256.83    1,869.51      160.11      496.83      856.83    1,869.51

QUALIFIED ANNUITY
RAVA with a ten-year surrender
  charge schedule                  $  939.61   $1,134.09   $1,350.18   $1,645.65   $  139.61   $  434.09   $  750.18   $1,645.65
RAVA with a seven-year surrender
  charge schedule                     839.61    1,034.09    1,150.18    1,645.65      139.61      434.09      750.18    1,645.65



* In these examples, the $30 contract administrative charge is approximated as a .042% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that are new and have no activity as of the financial statement date.

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                           $   1.10  $   1.10  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.10  $   1.10  $   1.10  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   187,100   203,753   255,251   243,870   171,785    65,522
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.89% AND 0.90%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     7,405        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.23  $   1.19  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.28  $   1.23  $   1.19  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   221,377   188,939   154,530    83,968    30,783     7,186

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.15  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                                 $   1.35  $   1.15  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)   255,776   134,486    86,442    43,328    12,124     3,149

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   1.04  $   0.85  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.12  $   1.04  $   0.85  $   1.00        --        --
Number of accumulation units outstanding at end of period (000 omitted)    53,376    42,780    16,388     2,489        --        --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.32  $   1.18  $   1.03  $   1.03  $   1.00  $   1.00
Accumulation unit value at end of period                                 $   1.44  $   1.32  $   1.18  $   1.03  $   1.03  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)    82,347    51,936    31,133    16,572     8,968     1,552

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.57  $   0.48  $   0.65  $   0.95  $   1.18  $   1.00
Accumulation unit value at end of period                                 $   0.62  $   0.57  $   0.48  $   0.65  $   0.95  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)   191,140   192,314   135,693   129,186    97,754    16,891

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.09  $   0.88  $   0.95  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.21  $   1.09  $   0.88  $   0.95  $   0.91  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   242,254   177,150    93,845    58,348    31,722     7,774

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     1,052        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     2,274        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                           $   0.75  $   0.59  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                                 $   0.79  $   0.75  $   0.59  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period (000 omitted)   130,790    69,981    52,124    26,327    24,003     5,333
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND MERGED INTO AXP(R)
VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON JULY 9, 2004.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.10        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     3,498        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.97  $   0.81  $   0.94  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                                 $   1.05  $   0.97  $   0.81  $   0.94  $   1.05  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)    84,704    79,035    64,273    37,760    28,348     5,220

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                           $   0.85  $   0.69  $   0.89  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                                 $   0.87  $   0.85  $   0.69  $   0.89  $   1.07  $   1.19
Number of accumulation units outstanding at end of period (000 omitted)   464,000   464,876   373,715   276,054   177,036    31,537

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     4,730        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
Accumulation unit value at beginning of period                           $   0.77  $   0.61  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                                 $   0.84  $   0.77  $   0.61  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)   144,039   103,587    64,771    35,957     9,812        --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.21  $   1.20  $   1.14  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                                 $   1.21  $   1.21  $   1.20  $   1.14  $   1.08  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)   160,725   155,718   124,866    50,510    16,258    11,135

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.30  $   0.89  $   1.08  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                                 $   1.53  $   1.30  $   0.89  $   1.08  $   1.16  $   1.12
Number of accumulation units outstanding at end of period (000 omitted)    61,563    44,627    29,202    22,792    14,830     2,970

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.70  $   0.55  $   0.81  $   1.22  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   0.76  $   0.70  $   0.55  $   0.81  $   1.22  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    52,582    60,915    58,958    58,748    46,978     4,470

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                           $   0.94  $   0.68  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                                 $   1.16  $   0.94  $   0.68  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period (000 omitted)    22,549     8,256     4,750     1,789       906        --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                           $   0.69  $   0.55  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                                 $   0.81  $   0.69  $   0.55  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period (000 omitted)    51,446    23,614    20,012    15,821    13,967     2,575

AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.85  $   0.66  $   0.88  $   1.16  $   1.31  $   1.00
Accumulation unit value at end of period                                 $   0.90  $   0.85  $   0.66  $   0.88  $   1.16  $   1.31
Number of accumulation units outstanding at end of period (000 omitted)    44,154    44,599    46,932    49,574    37,379     4,337

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   1.31  $   0.98  $   1.25  $   1.37  $   1.26  $   1.00
Accumulation unit value at end of period                                 $   1.50  $   1.31  $   0.98  $   1.25  $   1.37  $   1.26
Number of accumulation units outstanding at end of period (000 omitted)    18,834    19,915    21,745    23,324    16,977     1,678

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                           $   0.98  $   0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.08  $   0.98  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)   125,010    82,114    43,189     5,550        --        --


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                           $   1.31  $   0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.63  $   1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)    70,504    34,604    12,313       805        --        --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                           $   0.81  $   0.66  $   0.83  $   1.19  $   1.44  $   1.00
Accumulation unit value at end of period                                 $   0.93  $   0.81  $   0.66  $   0.83  $   1.19  $   1.44
Number of accumulation units outstanding at end of period (000 omitted)    28,284    27,256    26,878    25,459    15,533     1,791

AMERICAN CENTURY(R) VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                           $   1.34  $   1.05  $   1.21  $   1.08  $   0.92  $   1.00
Accumulation unit value at end of period                                 $   1.52  $   1.34  $   1.05  $   1.21  $   1.08  $   0.92
Number of accumulation units outstanding at end of period (000 omitted)    50,678    46,232    43,222    35,248    14,536     3,657

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                           $   0.92  $   0.78  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                                 $   0.99  $   0.92  $   0.78  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)    20,551    15,315     9,520     4,490     1,283        --

CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                           $   1.07  $   0.75  $   1.07  $   1.29  $   1.32  $   1.00
Accumulation unit value at end of period                                 $   1.20  $   1.07  $   0.75  $   1.07  $   1.29  $   1.32
Number of accumulation units outstanding at end of period (000 omitted)    14,837    16,665    17,821    20,158    17,825     1,838

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   0.92  $   0.75  $   0.90  $   1.00  $   1.05  $   1.00
Accumulation unit value at end of period                                 $   0.96  $   0.92  $   0.75  $   0.90  $   1.00  $   1.05
Number of accumulation units outstanding at end of period (000 omitted)   122,387   119,334   108,027   103,719    63,414    15,603

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   1.94  $   1.41  $   1.58  $   1.65  $   1.24  $   1.00
Accumulation unit value at end of period                                 $   2.41  $   1.94  $   1.41  $   1.58  $   1.65  $   1.24
Number of accumulation units outstanding at end of period (000 omitted)    73,206    67,863    63,268    59,393    38,193     5,709

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   0.86  $   0.61  $   0.77  $   0.98  $   1.23  $   1.00
Accumulation unit value at end of period                                 $   0.97  $   0.86  $   0.61  $   0.77  $   0.98  $   1.23
Number of accumulation units outstanding at end of period (000 omitted)    42,151    31,628    28,991    27,850    18,802     3,421

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                           $   1.83  $   1.36  $   1.34  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                                 $   2.39  $   1.83  $   1.36  $   1.34  $   1.25  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)   120,456    87,330    59,317    24,477     6,879       885

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                           $   1.59  $   1.21  $   1.35  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                                 $   1.96  $   1.59  $   1.21  $   1.35  $   1.19  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)    59,293    43,978    29,743    10,800     2,846       586

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                           $   1.10  $   0.84  $   1.00        --        --        --
Accumulation unit value at end of period                                 $   1.30  $   1.10  $   0.84        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)    15,352    11,165     8,386        --        --        --

GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.45  $   1.00  $   1.19  $   1.14  $   1.13  $   1.00
Accumulation unit value at end of period                                 $   1.68  $   1.45  $   1.00  $   1.19  $   1.14  $   1.13
Number of accumulation units outstanding at end of period (000 omitted)    12,173    13,511    14,285    14,153    10,252     1,876

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.86  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                                 $   0.98  $   0.86  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period (000 omitted)   128,074    83,166    71,820    60,343    42,626     8,981

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.65  $   1.30  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                                 $   2.07  $   1.65  $   1.30  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)   115,616    83,015    56,079    23,748     7,622     1,634


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.36  $   0.25  $   0.43  $   0.68  $   1.00        --
Accumulation unit value at end of period                                 $   0.36  $   0.36  $   0.25  $   0.43  $   0.68        --
Number of accumulation units outstanding at end of period (000 omitted)    37,258    40,520    37,200    34,767    20,288        --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.60  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                                 $   0.70  $   0.60  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period (000 omitted)    75,760    81,742    81,189    60,527    25,763        --

JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.40  $   0.30  $   0.42  $   0.70  $   1.00        --
Accumulation unit value at end of period                                 $   0.48  $   0.40  $   0.30  $   0.42  $   0.70        --
Number of accumulation units outstanding at end of period (000 omitted)    40,872    48,862    52,428    54,805    29,626        --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                           $   0.82  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                                 $   0.93  $   0.82  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period (000 omitted)    90,221    62,349    29,532    15,860     7,958     1,981

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                           $   0.59  $   0.48  $   0.68  $   0.91  $   1.00        --
Accumulation unit value at end of period                                 $   0.64  $   0.59  $   0.48  $   0.68  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)   108,239    91,666    69,576    50,212    19,521        --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                           $   0.81  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                                 $   0.85  $   0.81  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)    77,406    74,690    59,272    34,072    12,308        --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                           $   0.92  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.18  $   0.92  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period (000 omitted)    28,362    18,051    10,543     2,997        --        --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.16        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)    11,540        --        --        --        --        --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     7,652        --        --        --        --        --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)    22,945        --        --        --        --        --

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.74  $   0.56  $   0.65  $   0.92  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   0.83  $   0.74  $   0.56  $   0.65  $   0.92  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    55,071    64,872    72,395    78,901    62,964     6,079

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.78  $   0.59  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                                 $   0.91  $   0.78  $   0.59  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period (000 omitted)    57,095    67,224    72,033    74,819    49,764     5,084

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                           $   2.24  $   1.51  $   1.75  $   1.36  $   1.15  $   1.00
Accumulation unit value at end of period                                 $   2.53  $   2.24  $   1.51  $   1.75  $   1.36  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)    26,803    26,590    25,593    20,056     8,005     1,228

THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                           $   2.13  $   1.51  $   1.70  $   1.51  $   1.08  $   1.00
Accumulation unit value at end of period                                 $   2.54  $   2.13  $   1.51  $   1.70  $   1.51  $   1.08
Number of accumulation units outstanding at end of period (000 omitted)    32,334    31,927    31,335    27,040     8,231     1,873


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                           $   1.07  $   0.72  $   0.85  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   1.38  $   1.07  $   0.72  $   0.85  $   1.08  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)   104,567    66,022    43,554    27,818    18,245     1,234

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                           $   1.36  $   0.96  $   1.16  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                                 $   1.60  $   1.36  $   0.96  $   1.16  $   1.05  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)   184,961   129,824    78,311    40,791    23,813     2,476

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   1.02  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.10  $   1.02  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)    41,656    30,948    14,864     3,799        --        --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                           $   0.90  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                                 $   0.98  $   0.90  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period (000 omitted)    10,390     8,227     4,703     1,200        --        --

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                                 $   0.92  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period (000 omitted)    22,185    19,289     9,992     2,060        --        --


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                           $   1.09  $   1.09  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.08  $   1.09  $   1.09  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   148,915   178,580   228,237   265,455   203,922    87,424
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.66% AND 0.66%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     4,962        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.22  $   1.18  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.26  $   1.22  $   1.18  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   190,125   176,013   159,405   106,760    43,920    11,675

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.14  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                                 $   1.34  $   1.14  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)   181,318    99,776    67,958    41,299    14,227     3,441

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   1.03  $   0.85  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.11  $   1.03  $   0.85  $   0.99        --        --
Number of accumulation units outstanding at end of period (000 omitted)    35,498    29,450    12,145     2,238        --        --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.31  $   1.17  $   1.03  $   1.02  $   1.00  $   1.00
Accumulation unit value at end of period                                 $   1.43  $   1.31  $   1.17  $   1.03  $   1.02  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)    72,702    54,100    36,626    23,970    14,137     2,368

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.57  $   0.47  $   0.64  $   0.94  $   1.18  $   1.00
Accumulation unit value at end of period                                 $   0.61  $   0.57  $   0.47  $   0.64  $   0.94  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)   135,373   147,485   118,986   130,764   106,410    13,813

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.08  $   0.87  $   0.94  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                                 $   1.20  $   1.08  $   0.87  $   0.94  $   0.91  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)   236,566   197,358   122,784    88,813    52,655    10,137

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)       783        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     1,504        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                           $   0.75  $   0.58  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                                 $   0.78  $   0.75  $   0.58  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period (000 omitted)    94,730    45,599    34,956    26,779    22,159     3,227
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND MERGED INTO AXP(R)
VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON JULY 9, 2004.

AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.09        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     2,030        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.96  $   0.80  $   0.93  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                                 $   1.04  $   0.96  $   0.80  $   0.93  $   1.05  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)    74,540    73,310    64,613    53,096    39,810     6,539


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                           $   0.84  $   0.68  $   0.88  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                                 $   0.86  $   0.84  $   0.68  $   0.88  $   1.07  $   1.19
Number of accumulation units outstanding at end of period (000 omitted)   352,273   387,251   347,841   307,320   219,316    32,483

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     2,540        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
Accumulation unit value at beginning of period                           $   0.77  $   0.60  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                                 $   0.84  $   0.77  $   0.60  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)   117,372    91,398    65,011    40,575    14,084        --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.20  $   1.19  $   1.13  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                                 $   1.20  $   1.20  $   1.19  $   1.13  $   1.08  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)   130,386   135,202   116,147    56,966    24,654    12,796

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.29  $   0.88  $   1.07  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                                 $   1.52  $   1.29  $   0.88  $   1.07  $   1.16  $   1.12
Number of accumulation units outstanding at end of period (000 omitted)    51,057    39,709    29,341    24,346    16,349     3,029

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.69  $   0.54  $   0.81  $   1.21  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   0.75  $   0.69  $   0.54  $   0.81  $   1.21  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    41,862    50,934    55,183    65,574    58,414     3,901

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                           $   0.94  $   0.67  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                                 $   1.15  $   0.94  $   0.67  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period (000 omitted)    16,315     6,501     3,888     1,542       693        --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                           $   0.69  $   0.54  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                                 $   0.80  $   0.69  $   0.54  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period (000 omitted)    40,351    21,462    19,189    18,664    15,670     2,173

AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.85  $   0.66  $   0.88  $   1.16  $   1.31  $   1.00
Accumulation unit value at end of period                                 $   0.89  $   0.85  $   0.66  $   0.88  $   1.16  $   1.31
Number of accumulation units outstanding at end of period (000 omitted)    41,803    44,130    48,704    55,044    46,419     5,160

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   1.30  $   0.97  $   1.25  $   1.37  $   1.26  $   1.00
Accumulation unit value at end of period                                 $   1.49  $   1.30  $   0.97  $   1.25  $   1.37  $   1.26
Number of accumulation units outstanding at end of period (000 omitted)    19,515    20,889    23,015    25,531    19,878     1,892

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                           $   0.97  $   0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.07  $   0.97  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)    75,935    54,358    29,770     4,363        --        --

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                           $   1.31  $   0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.61  $   1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)    44,705    24,114     9,270       790        --        --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                           $   0.81  $   0.66  $   0.83  $   1.18  $   1.44  $   1.00
Accumulation unit value at end of period                                 $   0.92  $   0.81  $   0.66  $   0.83  $   1.18  $   1.44
Number of accumulation units outstanding at end of period (000 omitted)    30,595    30,150    31,512    32,127    20,591     2,094


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
AMERICAN CENTURY(R) VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                           $   1.33  $   1.04  $   1.20  $   1.08  $   0.92  $   1.00
Accumulation unit value at end of period                                 $   1.51  $   1.33  $   1.04  $   1.20  $   1.08  $   0.92
Number of accumulation units outstanding at end of period (000 omitted)    50,775    49,145    49,161    41,460    21,041     4,775

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                           $   0.91  $   0.77  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                                 $   0.98  $   0.91  $   0.77  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)    17,682    14,100     9,832     6,090     1,693        --

CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                           $   1.06  $   0.74  $   1.06  $   1.28  $   1.32  $   1.00
Accumulation unit value at end of period                                 $   1.18  $   1.06  $   0.74  $   1.06  $   1.28  $   1.32
Number of accumulation units outstanding at end of period (000 omitted)    15,543    17,844    20,303    24,697    22,624     2,872

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   0.91  $   0.74  $   0.90  $   1.00  $   1.04  $   1.00
Accumulation unit value at end of period                                 $   0.95  $   0.91  $   0.74  $   0.90  $   1.00  $   1.04
Number of accumulation units outstanding at end of period (000 omitted)   127,378   125,390   117,223   119,736    77,558    18,137

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   1.93  $   1.40  $   1.57  $   1.64  $   1.24  $   1.00
Accumulation unit value at end of period                                 $   2.38  $   1.93  $   1.40  $   1.57  $   1.64  $   1.24
Number of accumulation units outstanding at end of period (000 omitted)    72,884    69,808    68,203    67,132    48,251     6,945

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                           $   0.86  $   0.60  $   0.77  $   0.98  $   1.23  $   1.00
Accumulation unit value at end of period                                 $   0.96  $   0.86  $   0.60  $   0.77  $   0.98  $   1.23
Number of accumulation units outstanding at end of period (000 omitted)    43,553    34,462    33,063    32,758    22,910     3,612

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                           $   1.81  $   1.35  $   1.33  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                                 $   2.37  $   1.81  $   1.35  $   1.33  $   1.25  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)    80,587    63,047    44,591    19,803     6,181       683

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                           $   1.58  $   1.21  $   1.34  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                                 $   1.94  $   1.58  $   1.21  $   1.34  $   1.19  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)    44,541    34,639    23,553     9,584     2,897       590

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                           $   1.10  $   0.84  $   1.00        --        --        --
Accumulation unit value at end of period                                 $   1.29  $   1.10  $   0.84        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)    15,951    12,608     9,570        --        --        --

GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.44  $   1.00  $   1.18  $   1.14  $   1.13  $   1.00
Accumulation unit value at end of period                                 $   1.66  $   1.44  $   1.00  $   1.18  $   1.14  $   1.13
Number of accumulation units outstanding at end of period (000 omitted)    14,537    16,300    17,792    18,974    14,809     2,665

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   0.85  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                                 $   0.97  $   0.85  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period (000 omitted)   108,140    80,350    75,489    71,185    55,239     9,951

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                           $   1.64  $   1.29  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                                 $   2.05  $   1.64  $   1.29  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)    84,473    65,106    47,539    24,711    10,265     2,023

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.36  $   0.25  $   0.42  $   0.68  $   1.00        --
Accumulation unit value at end of period                                 $   0.36  $   0.36  $   0.25  $   0.42  $   0.68        --
Number of accumulation units outstanding at end of period (000 omitted)    27,479    30,159    31,354    34,050    22,949        --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.59  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                                 $   0.70  $   0.59  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period (000 omitted)    61,390    68,389    74,111    64,147    29,251        --


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                           $   0.40  $   0.30  $   0.42  $   0.70  $   1.00        --
Accumulation unit value at end of period                                 $   0.48  $   0.40  $   0.30  $   0.42  $   0.70        --
Number of accumulation units outstanding at end of period (000 omitted)    30,043    36,658    42,883    51,500    33,689        --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                           $   0.81  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                                 $   0.92  $   0.81  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period (000 omitted)    66,844    53,159    28,853    19,727    10,774     2,504

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                           $   0.59  $   0.48  $   0.67  $   0.90  $   1.00        --
Accumulation unit value at end of period                                 $   0.63  $   0.59  $   0.48  $   0.67  $   0.90        --
Number of accumulation units outstanding at end of period (000 omitted)    78,223    74,564    62,663    51,051    21,973        --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                           $   0.80  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                                 $   0.84  $   0.80  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)    60,214    61,988    53,383    36,822    15,060        --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                           $   0.91  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.18  $   0.91  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period (000 omitted)    18,264    12,519     7,093     2,778        --        --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     6,121        --        --        --        --        --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     4,085        --        --        --        --        --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                           $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                 $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)    11,924        --        --        --        --        --

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.73  $   0.56  $   0.65  $   0.92  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   0.82  $   0.73  $   0.56  $   0.65  $   0.92  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    51,671    62,780    74,769    90,196    80,679     8,200

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                           $   0.77  $   0.58  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                                 $   0.90  $   0.77  $   0.58  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period (000 omitted)    51,579    63,075    73,930    87,722    68,407     7,245

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                           $   2.22  $   1.50  $   1.74  $   1.35  $   1.15  $   1.00
Accumulation unit value at end of period                                 $   2.50  $   2.22  $   1.50  $   1.74  $   1.35  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)    27,132    27,838    27,063    23,583    11,880     1,886

THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                           $   2.12  $   1.50  $   1.69  $   1.50  $   1.08  $   1.00
Accumulation unit value at end of period                                 $   2.51  $   2.12  $   1.50  $   1.69  $   1.50  $   1.08
Number of accumulation units outstanding at end of period (000 omitted)    33,905    34,897    35,110    31,848    11,524     2,043

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                           $   1.06  $   0.72  $   0.84  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                                 $   1.37  $   1.06  $   0.72  $   0.84  $   1.08  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    79,981    56,466    42,309    30,297    21,844     1,343

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                           $   1.35  $   0.95  $   1.15  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                                 $   1.58  $   1.35  $   0.95  $   1.15  $   1.05  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)   140,320   108,046    72,853    46,456    29,881     2,723


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                        2004      2003      2002      2001      2000      1999
WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   1.01  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                 $   1.09  $   1.01  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)    31,201    22,278    11,859     3,224        --        --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                           $   0.89  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                                 $   0.97  $   0.89  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period (000 omitted)     7,049     5,248     2,781     1,031        --        --

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                           $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                                 $   0.91  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period (000 omitted)    16,103    13,800     7,655     2,230        --        --



FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "About the Service Providers -- Issuer and Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE: Purchase payments and contract value you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -              Maximum current income consistent with liquidity and       AEFC
Cash Management Fund                     stability of principal. Invests primarily in money
                                         market instruments, such as marketable debt obligations
                                         issued by corporations or the U.S. government or its
                                         agencies, bank certificates of deposit, bankers'
                                         acceptances, letters of credit, and commercial paper,
                                         including asset-backed commercial paper.

AXP(R) Variable Portfolio -              High total return through current income and capital       AEFC
Core Bond Fund                           appreciation. Under normal market conditions, the Fund
                                         invests at least 80% of its net assets in bonds and other
                                         debt securities. Although the Fund is not an index fund,
                                         it invests primarily in securities like those included in
                                         the Lehman Brothers Aggregate Bond Index, which are
                                         investment grade and denominated in U.S. dollars. The
                                         Index includes securities issued by the U.S. government,
                                         corporate bonds, and mortgage- and asset-backed
                                         securities. The Fund will not invest in securities rated
                                         below investment grade, although it may hold securities
                                         that have been downgraded.

AXP(R) Variable Portfolio -              High level of current income while attempting to conserve  AEFC
Diversified Bond Fund                    the value of the investment and continuing a high level
                                         of income for the longest period of time. Under normal
                                         market conditions, the Fund invests at least 80% of its
                                         net assets in bonds and other debt securities. At least
                                         50% of the Fund's net assets will be invested in
                                         securities like those included in the Lehman Brothers
                                         Aggregate Bond Index, which are investment grade and
                                         denominated in U.S. dollars. The Index includes
                                         securities issued by the U.S. government, corporate
                                         bonds, and mortgage- and asset-backed securities.
                                         Although the Fund emphasizes high- and medium-quality
                                         debt securities, it will assume some credit risk to
                                         achieve higher yield and/or capital appreciation by
                                         buying lower-quality bonds.

AXP(R) Variable Portfolio -              High level of current income and, as a secondary goal,     AEFC
Diversified Equity Income Fund           steady growth of capital. Under normal market conditions,
                                         the Fund invests at least 80% of its net assets in
                                         dividend-paying common and preferred stocks.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -              Growth of capital. Under normal market conditions, the     AEFC
Equity Select Fund                       Fund invests at least 80% of its net assets in equity
                                         securities of medium-sized companies.

AXP(R) Variable Portfolio -              High total return through income and growth of capital.    AEFC
Global Bond Fund                         Non-diversified mutual fund that invests primarily in
                                         debt obligations of U.S. and foreign issuers. Under
                                         normal market conditions, the Fund invests at least 80%
                                         of its net assets in investment-grade corporate or
                                         government debt obligations including money market
                                         instruments of issuers located in at least three
                                         different countries.

AXP(R) Variable Portfolio -              Long-term capital growth. Invests primarily in common      AEFC
Growth Fund                              stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -              High current income, with capital growth as a secondary    AEFC
High Yield Bond Fund                     objective. Under normal market conditions, the Fund
                                         invests at least 80% of its net assets in high-yielding,
                                         high-risk corporate bonds (junk bonds) issued by U.S.
                                         and foreign companies and governments.

AXP(R) Variable Portfolio -              High total return through current income and capital       AEFC
Income Opportunities Fund                appreciation. Under normal market conditions, invests
                                         primarily in income-producing debt securities with an
                                         emphasis on the higher rated segment of the high-yield
                                         (junk bond) market.

AXP(R) Variable Portfolio -              Total return that exceeds the rate of inflation over the   AEFC
Inflation Protected Securities Fund      long-term. Non-diversified mutual fund that, under
                                         normal market conditions, invests at least 80% of its
                                         net assets in inflation-protected debt securities.

AXP(R) Variable Portfolio -              Capital appreciation. Under normal market conditions,      AEFC
Large Cap Equity Fund                    the Fund invests at least 80%  of its net assets in
                                         equity securities of companies with market capitalization
(previously AXP(R) Variable Portfolio -  greater than $5 billion at the time of purchase.
Capital Resource Fund. Also effective
7/9/2004, AXP(R) Variable Portfolio -
Blue Chip Advantage Fund merged into
this fund.)


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -              Long-term growth of capital. Under normal market           AEFC
Large Cap Value Fund                     conditions, the fund invests at least 80% of its net
                                         assets in equity securities of companies with a market
                                         capitalization greater than $5 billion at the time of
                                         purchase.

AXP(R) Variable Portfolio -              Maximum total investment return through a combination      AEFC
Managed Fund                             of capital growth and current income. Invests primarily
                                         in a combination of common and preferred stocks, bonds
                                         and other debt securities.

AXP(R) Variable Portfolio -              Long-term growth of capital. Under normal circumstances,   AEFC
Mid Cap Value Fund                       the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in
(available on or about 5/2/2005)         equity securities of medium-sized companies.

AXP(R) Variable Portfolio -              Long-term growth of capital. Invests primarily in common   AEFC
NEW DIMENSIONS FUND(R)                   stocks showing potential for significant growth.

AXP(R) Variable Portfolio -              Long-term growth of capital. Invests primarily in common   AEFC, adviser; GAMCO Investors,
Partners Select Value Fund               stocks, preferred stocks and securities convertible into   Inc., subadviser.
                                         common stocks that are listed on a nationally recognized
                                         securities exchange or traded on the NASDAQ National
                                         Market System of the National Association of Securities
                                         Dealers. The Fund invests in mid-cap companies as well as
                                         companies with larger and smaller market capitalizations.

AXP(R) Variable Portfolio -              Long-term capital appreciation. Invests primarily in       AEFC
S&P 500 Index Fund                       securities of large-capitalization stocks of  U.S.
                                         companies that are expected to provide investment results
                                         that correspond to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -              A high level of current income and safety of principal     AEFC
Short Duration U.S. Government Fund      consistent with an investment in U.S. government and
                                         government agency securities. Under normal market
                                         conditions, at least 80% of the Fund's net assets are
                                         invested in securities issued or guaranteed as to
                                         principal and interest by the U.S. government, its
                                         agencies or instrumentalities.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -              Long-term capital growth. Under normal market conditions,  AEFC, adviser; Kenwood Capital
Small Cap Advantage Fund                 at least 80% of the Fund's net assets are invested in      Management LLC, subadviser.
                                         equity securities of companies with market capitalization
                                         of up to $2 billion or that fall within the range of the
                                         Russell 2000(R) Index at the time of investment.

AXP(R) Variable Portfolio -              Capital appreciation. Under normal market conditions, at   AEFC
Strategy Aggressive Fund                 least 65% of the Fund's total assets are invested in
                                         equity securities.

AXP(R) Variable Portfolio -              Long-term capital growth. Under normal market conditions,  AEFC, adviser; Threadneedle
Threadneedle Emerging Markets Fund       the Fund invests at least 80% of its net assets in equity  International Limited, an
                                         securities of emerging market companies.                   indirect wholly-owned subsidiary
(previously AXP(R) Variable Portfolio -                                                             of AEFC, subadviser.
Emerging  Markets Fund)

AXP(R) Variable Portfolio -              Capital appreciation. Invests primarily in equity          AEFC, adviser; Threadneedle
Threadneedle International Fund          securities of foreign issuers that offer strong growth     International Limited, an
                                         potential.                                                 indirect wholly-owned subsidiary
(previously AXP(R) Variable Portfolio -                                                             of AEFC, subadviser.
International Fund)

AIM V.I. Capital Appreciation Fund,      Growth of capital. Invests principally in common stocks    A I M Advisors, Inc.
Series I Shares                          of companies likely to benefit from new or innovative
                                         products, services or processes as well as those with
                                         above-average growth and excellent prospects for future
                                         growth. The fund can invest up to 25% of its total assets
                                         in foreign securities that involve risks not associated
                                         with investing solely in the United States.

AIM V.I. Capital Development Fund,       Long-term growth of capital. Invests primarily in          A I M Advisors, Inc.
Series I Shares                          securities (including common stocks, convertible
                                         securities and bonds) of small- and medium-sized
                                         companies. The fund may invest up to 25% of its total
                                         assets in foreign securities.

AllianceBernstein VP Growth and Income   Reasonable current income and reasonable appreciation.     Alliance Capital Management L.P.
Portfolio (Class B)                      Invests primarily in  dividend-paying common stocks of
                                         good quality.

AllianceBernstein VP International       Long-term growth of capital. Invests primarily in a        Alliance Capital Management L.P.
Value Portfolio (Class B)                diversified portfolio of foreign equity securities.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International,    Capital growth, with income as a secondary objective.      American Century Investment
Class I                                  Invests primarily in stocks  of growing foreign companies  Management, Inc.
                                         in developed countries.

American Century(R) VP Value, Class I    Capital growth, with income as a secondary objective.      American Century Investment
                                         Invests primarily in stocks of companies that management   Management, Inc.
                                         believes to be undervalued at the time of purchase.

Calvert Variable Series, Inc. Social     Income and capital growth. Invests primarily in stocks,    Calvert Asset Management
Balanced Portfolio                       bonds and money market instruments which offer income and  Company, Inc. (CAMCO),
                                         capital growth opportunity and which satisfy the           investment adviser. SsgA Funds
                                         investment and social criteria.                            Management, Inc. and New
                                                                                                    Amsterdam Partners, LLP are the
                                                                                                    investment subadvisers.

Credit Suisse Trust - Mid-Cap Growth     Maximum capital appreciation. Invests in U.S. equity       Credit Suisse Asset Management,
Portfolio                                securities of "mid-cap" growth companies with growth       LLC
                                         characteristics such as positive earnings and potential
                                         for accelerated growth.

Fidelity(R) VIP Growth & Income          Seeks high total return through a combination of current   Fidelity Management & Research
Portfolio Service Class                  income and capital appreciation. Normally invests a        Company (FMR), investment
                                         majority of assets in common stocks with a focus on those  manager; FMR U.K., FMR Far East, that pay current dividends and show potential for capital  sub-investment advisers.
                                         appreciation. May invest in bonds, including
                                         lower-quality debt securities, as well as stocks that are
                                         not currently paying dividends, but offer prospects for
                                         future income or capital appreciation. Invests in
                                         domestic and foreign issuers. The Fund invests in either
                                         "growth" stocks or "value" stocks or both.

Fidelity(R) VIP Mid Cap Portfolio        Long-term growth of capital. Allocates assets across       Fidelity Management & Research
Service Class                            different market sectors and maturities. Normally invests  Company (FMR), investment primarily in common stocks. Normally invests at least 80%  manager; FMR U.K., FMR Far East,
                                         of assets in securities of companies with medium market    sub-investment advisers.
                                         capitalizations. May invest in companies with smaller or
                                         larger market capitalizations. Invests in domestic and
                                         foreign issuers. The Fund invests in either "growth" or
                                         "value" common stocks or both.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio       Long-term growth of capital. Normally invests primarily    Fidelity Management & Research
Service Class                            in common stocks of foreign securities. Normally invests   Company (FMR), investment
                                         at least 80% of assets in non-U.S. securities.             manager; FMR U.K., FMR Far East,
                                                                                                    Fidelity International
                                                                                                    Investment Advisors (FIIA) and
                                                                                                    FIIA U.K., sub-investment
                                                                                                    advisers.

FTVIPT Franklin Real Estate Fund -       Capital appreciation, with current income as a secondary   Franklin Advisers, Inc.
Class 2                                  goal. The Fund normally invests at least 80% of its net
                                         assets in investments of companies operating in the real
                                         estate sector.

FTVIPT Franklin Small Cap Value          Long-term total return. The Fund normally invests at       Franklin Advisory Services, LLC
Securities Fund - Class 2                least 80% of its net assets in investments of small
                                         capitalization companies, and invests primarily to
                                         predominantly in equity securities. For this Fund,
                                         small-capitalization companies are those with market
                                         capitalization values not exceeding $2.5 billion, at the
                                         time of purchase.

FTVIPT Templeton Foreign Securities      Long-term capital growth. The Fund normally invests at     Templeton Investment Counsel,
Fund - Class 2                           least 80% of its net assets in investments of issuers      LLC
                                         located outside the U.S., including those in emerging
                                         markets.

Goldman Sachs VIT CORE(SM) Small Cap     Seeks long-term growth of capital. The Fund invests,       Goldman Sachs Asset Management,
Equity Fund                              under normal circumstances, at least 95% of its net        L.P.
                                         assets plus any borrowings for investment purposes
CORE(SM) is a registered service mark    (measured at time or purchase) in a broadly diversified
of Goldman, Sachs & Co.                  portfolio of equity investments in small-cap U.S.
                                         issuers, including foreign issuers that are traded in the
                                         United States. However, it is currently anticipated that,
                                         under normal circumstances the Fund will invest at least
                                         95% of its net assets in such equity investments. These
                                         issuers will have public stock market capitalizations
                                         (based upon shares available for trading on an
                                         unrestricted basis) within the range of the market
                                         capitalization of companies constituting the Russell 2500
                                         Index at the time of investment. The Fund is not required
                                         to limit its investments to securities in the Russell
                                         2000 Index. In addition, if the market capitalization of
                                         a company held by the Fund moves outside this range, the
                                         Fund may, but is not required to sell, the securities.
                                         The capitalization range of the Russell 2000 Index is
                                         currently between $68 million and $2.4 billion.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE(SM) U.S. Equity   Seeks long-term growth of capital and dividend income.     Goldman Sachs Asset Management,
Fund                                     The Fund invests, under normal circumstances, at least     L.P.
                                         95% of its total assets (not including securities lending
CORE(SM) is a registered service mark    collateral and any investment of that collateral)
of Goldman, Sachs & Co.                  measured at time of purchase in a diversified portfolio
                                         of equity investments in U.S. issuers, including foreign
                                         companies that are traded in the United States. The
                                         Fund's investments are selected using both a variety of
                                         quantitative techniques and fundamental research in
                                         seeking to maximize the Fund's expected return, while
                                         maintaining risk, style, capitalization and industry
                                         characteristics similar to the S&P 500 Index. The Fund
                                         seeks a broad representation in most major sectors of the
                                         U.S. economy and a portfolio consisting of companies with
                                         average long-term earnings growth expectations and
                                         dividend yields. The Fund is not required to limit its
                                         investments to securities in the S&P 500.

Goldman Sachs VIT Mid Cap Value Fund     The Goldman Sachs VIT Mid Cap Value Fund seeks long-term   Goldman Sachs Asset Management,
                                         capital appreciation. The Fund invests, under normal       L.P.
                                         circumstances, at least 80% of its net assets plus any
                                         borrowing for investment purposes (measured at time of
                                         purchase) in a diversified portfolio of equity
                                         investments in mid-capitalization issuers within the
                                         range of the market capitalization of companies
                                         constituting the Russell Midcap Value Index at the time
                                         of investments. If the market capitalization of a company
                                         held by the Fund moves outside this range, the Fund may,
                                         but is not required to sell the securities. The
                                         capitalization range of the Russell Midcap Value Index is
                                         currently between $276 million and $14.9 billion.
                                         Although the Fund will invest primarily in publicly
                                         traded U.S. securities, it may invest up to 25% of its
                                         net assets in foreign securities of issuers in emerging
                                         countries, and securities quoted in foreign currencies.

Janus Aspen Series Global Technology     Long-term growth of capital. Non-diversified mutual fund   Janus Capital
Portfolio:  Service Shares               that invests, under normal circumstances, at least 80% of
                                         its net assets in securities of companies that the
                                         portfolio manager believes will benefit significantly
                                         from advances or improvements in technology. It
                                         implements this policy by investing primarily in equity
                                         securities of U.S. and foreign companies selected for
                                         their growth potential.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series International Growth  Long-term growth of capital. Invests, under normal         Janus Capital
Portfolio: Service Shares                circumstances, at least 80% of its net assets in
                                         securities of issuers from at least five different
                                         countries, excluding the United States. Although the
                                         Portfolio intends to invest substantially all of its
                                         assets in issuers located outside the United States, it
                                         may at times invest in U.S. issuers and under unusual
                                         circumstances, it may invest all of its assets in fewer
                                         than five countries or even a single country.

Janus Aspen Series Mid Cap Growth        Seeks long-term growth of capital. Invests, under normal   Janus Capital
Portfolio: Service Shares                circumstances, at least 80% of its net assets in equity
                                         securities of mid-sized companies whose market
                                         capitalization falls, at the time of initial purchase, in
                                         the 12-month average of the capitalization ranges of the
                                         Russell Midcap Growth Index.

Lazard Retirement International Equity   Long-term capital appreciation. Invests primarily in       Lazard Asset Management, LLC
Portfolio                                equity securities, principally common stocks, of
                                         relatively large non-U.S. companies with market
                                         capitalizations in the range of the Morgan Stanley
                                         Capital International (MSCI) Europe, Australia and Far
                                         East (EAFE(R)) Index that the Investment Manager believes
                                         are undervalued based on their earnings, cash flow or
                                         asset values.

MFS(R) Investors Growth Stock Series -   Long-term growth of capital and future income. Invests at  MFS Investment Management(R)
Service Class                            least 80% of its net assets in common stocks and related
                                         securities of companies which MFS(R) believes offer
                                         better than average prospects for long-term growth.

MFS(R) New Discovery Series -            Capital appreciation. Invests at least 65% of its net      MFS Investment Management(R)
Service Class                            assets in equity securities of emerging growth companies.

MFS(R) Utilities Series - Service Class  Capital growth and current income. Invests primarily in    MFS Investment Management(R)
                                         equity and debt securities of domestic and foreign
                                         companies in the utilities industry.

Oppenheimer Global Securities Fund/VA,   Long-term capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Service Shares                           stocks of U.S. and foreign issuers that are "growth-type"
                                         companies, cyclical industries and special situations
                                         that are considered to have appreciation possibilities.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap        Seeks capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Fund/VA, Service Shares                  stocks of small-capitalization U.S. companies that the
                                         fund's investment manager believes have favorable
                                         business trends or prospects.

Oppenheimer Strategic Bond Fund/VA,      High level of current income principally derived from      OppenheimerFunds, Inc.
Service Shares                           interest on debt securities. Invests mainly in three
                                         market sectors: debt securities of foreign governments
                                         and companies, U.S. government securities and lower-rated
                                         high yield securities of U.S. and foreign companies.

Putnam VT International New              Long-term capital appreciation. The fund pursues its goal  Putnam Investment Management,
Opportunities Fund -  Class IB Shares    by investing mainly in common stocks of companies outside  LLC the United States. The fund invests mainly in growth
                                         stocks.

Putnam VT Vista Fund - Class IB Shares   Capital appreciation. The fund pursues its goal by         Putnam Investment Management,
                                         investing mainly in common stocks of U.S. companies, with  LLC a focus on growth stocks.

Royce Micro-Cap Portfolio                Long-term growth of capital. Invests primarily in a        Royce & Associates, LLC
                                         broadly diversified portfolio of equity securities issued
                                         by micro-cap companies (companies with stock market
                                         capitalizations below $500 million).

Third Avenue Value Portfolio             Long-term capital appreciation. Invests primarily in       Third Avenue Management LLC
                                         common stocks of well financed, well managed companies at
                                         a substantial discount to what the Adviser believes is
                                         their true value.

Wanger International Small Cap           Long-term growth of capital. Invests primarily in stocks   Columbia Wanger Asset
                                         of companies based outside the U.S. with market            Management, L.P.
                                         capitalizations of less than $3 billion at time of
                                         initial purchase.

Wanger U.S. Smaller Companies            Long-term growth of capital. Invests primarily in stocks   Columbia Wanger Asset
                                         of small- and medium-size U.S. companies with market       Management, L.P.
                                         capitalizations of less than $5 billion at time of
                                         initial purchase.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Asset Allocation   Long-term total return consistent with reasonable risk.    Wells Fargo Funds Management,
Fund                                     The Fund invests in equity and fixed income securities     LLC, adviser; Wells Capital
                                         with an emphasis on equity securities. The Fund does not   Management Incorporated,
                                         select individual securities for investment, rather, it    subadviser.
                                         buys substantially all of the securities of various
                                         indexes to replicate such indexes. The Fund invests the
                                         equity portion of its assets in common stocks to
                                         replicate the S&P 500 Index, and invests the fixed income
                                         portion of its assets in U.S. Treasury Bonds to replicate
                                         the Lehman Brothers 20+ Treasury Index. The Fund seeks to
                                         maintain a 95% or better performance correlation with the
                                         respective indexes, before fees and expenses, regardless
                                         of market conditions. The Fund's "neutral" target
                                         allocation is 60% equity securities and 40% fixed income
                                         securities.

Wells Fargo Advantage International      Long-term capital appreciation. The Fund seeks long-term   Wells Fargo Funds Management,
Core Fund                                capital appreciation by investing principally in non-U.S.  LLC, adviser; New Star
                                         securities, with focus on companies with strong growth     Institutional Managers Limited,
(previously Wells Fargo VT               potential that offer relative values. These companies      subadviser.
International Equity Fund)               typically have distinct competitive advantages, high or
                                         improving returns invested capital and a potential for
                                         positive earnings surprise. The Fund may invest in
                                         emerging markets.

Wells Fargo Advantage Small Cap Growth   Long-term capital appreciation. Focus is on companies      Wells Fargo Funds Management,
Fund                                     believed to have above-average growth potential or that    LLC, adviser; Wells Capital
                                         may be involved in new or innovative products, services    Management Incorporated,
                                         and processes. Invests principally in securities of        subadviser.
                                         companies with market capitalizations equal to or lower
                                         than the company with the largest market capitalization
                                         in the Russell 2000 Index, which is considered a small
                                         capitalization index that is expected to change
                                         frequently.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT

You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 90 or younger.


The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in even 1% increments. We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following: (1) a partial surrender from the fixed account; or (2) a lump sum from the fixed account to the subaccounts,


We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them.

If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE


Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities or you selected a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-    no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


        AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY-- PROSPECTUS

BENEFICIARY


If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)
      If paying by installments under a scheduled payment plan:
            $23.08 biweekly, or
            $50 per month

      If paying by any other method:
            $50

(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)
            $100,000 for ages through 85
            $50,000 for ages 86 to 90

(2) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

Except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:
IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-    a bank authorization.


PURCHASE PAYMENT CREDITS

We add a credit to your contract in the amount of:

-    1% of each purchase payment received:

     -- if you elect the ten-year surrender charge schedule* for your contract; OR

     -- if you elect the seven-year surrender charge schedule for your contract AND your initial purchase payment to the contract is at least $100,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule* for your contract and your initial purchase payment to the contract is at least $100,000.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

* The ten-year surrender charge is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your surrender value.

Surrender charges under the contract may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated them. Because of higher charges, there could be circumstances where you may be worse off purchasing this contract with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full withdrawal in years five through ten. We pay for the credits primarily through revenue from a higher and longer withdrawal charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts. We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For nonqualified annuities the fee totals 0.95% of the average daily net assets on an annual basis. For qualified annuities the fee totals 0.75% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.15% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

EEB RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you chose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select either the MAV or EEB riders. Or you may select the MAV and the EEB. Riders may not be available in all states. The MAV and EEB are only available if you and the annuitant are 75 or younger at the rider effective date.

SURRENDER CHARGE

If you surrender all or part of your contract, you may be subject to a surrender charge. A surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract.* The surrender charge percentages that apply to you are shown in your contract.


You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA).

The TFA is defined as the greater of:

-    10% of the contract value on the prior contract anniversary*; and

-    current contract earnings.

* We consider your purchase payment and any purchase payment credit applied on the first day payments are received to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, or the fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.


We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                               SEVEN-YEAR SCHEDULE                                     TEN-YEAR SCHEDULE*
         NUMBER OF COMPLETED YEARS FROM     SURRENDER CHARGE       NUMBER OF COMPLETED YEARS FROM     SURRENDER CHARGE
          DATE OF EACH PURCHASE PAYMENT        PERCENTAGE           DATE OF EACH PURCHASE PAYMENT        PERCENTAGE
                       0                           7%                             0                          8%
                       1                           7                              1                          8
                       2                           7                              2                          8
                       3                           6                              3                          7
                       4                           5                              4                          7
                       5                           4                              5                          6
                       6                           2                              6                          5
                       7                           0                              7                          4
                                                                                  8                          3
                                                                                  9                          2
                                                                                 10                          0

* The ten-year surrender charge schedule is not available in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

PARTIAL SURRENDERS

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE:

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

         AMOUNT REQUESTED          OR      $1,000 = $1,075.27
   ----------------------------            ------
      1.00 - SURRENDER CHARGE                .93

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

                                                    ASSUMED INVESTMENT RATE
                                                  3.50%                   5.00%
Qualified annuity discount rate                   4.72%                   6.22%
Nonqualified annuity discount rate                4.92%                   6.42%


SURRENDER CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the surrender charge on a contract that contains a seven-year surrender charge schedule with this history:

- The contract date is July 1, 2005 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and

-    We received these payments:

     --   $10,000 July 1, 2005;

     --   $ 8,000 Dec. 31, 2010;

     --   $ 6,000 Feb. 20, 2013; and

- The owner surrenders the contract for its total surrender value of $26,500 on Aug. 5, 2014 and had not made any other surrenders during that contract year; and

-    The prior anniversary July 1, 2013 contract value was $28,000.



SURRENDER CHARGE     EXPLANATION
      $  0           $2,500 is contract earnings surrendered without charge;
                     and

         0           $300 is 10% of the prior anniversary's contract value that is in excess of contract earnings surrendered without
                     charge (from above). 10% of $28,000 = $2,800 - $2,500 =
                     $300

         0 $10,000 July 1, 2005 purchase payment was received eight or more years before surrender and is surrendered without surrender charge; and

       480 $8,000 Dec. 31, 2010 purchase payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and

       420           $6,000 Feb. 20, 2013 purchase payment is surrendered with a
                     7% surrender charge since there have been 2 completed years from date of purchase payment.
      ----
      $900


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

-    surrenders of any contract earnings;


- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon.


- required minimum distributions from a qualified annuity provided the amount is not greater than the RMDs for the specific contract in force;


- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

-    amounts we refund to you during the free look period*;

-    death benefits*; and

- surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 at contract issue. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)


* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")


OTHER INFORMATION ON CHARGES: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:


- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;


-    plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out,

-    minus any prorated portion of the contract administrative charge;

-    minus any prorated portion of the MAV rider fee (if selected); and

-    minus any prorated portion of the EEB rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payments credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge, surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial surrenders;

-    surrender charges;

and a deduction of:

-    a prorated portion of the contract administrative charge;

-    a prorated portion of the MAV rider fee (if selected); and/or

-    a prorated portion of the EEB rider fee (if selected).

Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;


-    fund operating expenses; and/or

-    mortality and expense risk fees.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                 NUMBER
                                                           AMOUNT          ACCUMULATION         OF UNITS
                                            MONTH         INVESTED          UNIT VALUE          PURCHASED
By investing an equal number
of dollars each month...                    Jan             $100               $20                 5.00

                                            Feb              100                18                 5.56

you automatically buy                       Mar              100                17                 5.88
more units when the
per unit market price is low...     ---->   Apr              100                15                 6.67

                                            May              100                16                 6.25

                                            Jun              100                18                 5.56

                                            Jul              100                17                 5.88

and fewer units                             Aug              100                19                 5.26
when the per unit
market price is high.               ---->   Sept             100                21                 4.76

                                            Oct              100                20                 5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.


TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN THIS CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)*and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:   $50

MAXIMUM AMOUNT

Transfers or surrenders:   None (except for automated transfers from the fixed
                           account)

3 BY PHONE


Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
SURRENDERS:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-    request that payment be wired to your bank;

-    bank account must be in the same ownership as your contract; and

-    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed employment with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").


- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV or EEB. The terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-    contract value;

-    purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS
                                     PS X DB
                                     -------
                                       CV

       PS = the partial surrender including any applicable surrender charge. DB = is the death benefit on the date of (but prior to) the partial surrender.

       CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2005.

- On Jan 1, 2011 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2011 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

     We calculate the death benefit on March 1, 2011 as follows:


        The contract value on the most recent sixth contract anniversary:     $30,000.00
        plus purchase payments made since that anniversary:                        +0.00
        minus adjusted partial surrenders taken since that anniversary calculated as:
             $1,500 x $30,000
             ----------------                                                  -1,607.14
                  $28,000                                                     ----------

             for a death benefit of:                                          $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.


If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract. We will determine the rider effective date for the MAV added after we issue the contract according to terms determined by us and at our sole discretion.


On the first contract anniversary after the rider effective date, we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
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-   The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE


-    You add the MAV on Jan. 1, 2005 when your contract value is $20,000.

- On Jan. 1, 2006 (the first contract anniversary after the rider effective date) the contract value grows to $24,000.

- On March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2006 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

     Greatest of your contract anniversary contract values:                       $24,000
     plus purchase payments made since that anniversary:                               +0
     minus adjusted partial surrenders, calculated as:
         ($1,500 x $24,000)
         ------------------ =                                                      -1,636
               $22,000                                                            -------

         for a death benefit of:                                                  $22,364

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to keep the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)


The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary after the rider effective date. The EEB also may result in reduced benefits if you take RMDs (see "Taxes - Qualified Annuities - Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract. We will determine the rider effective date for the EEB added after we issue the contract according to terms determined by us and at our sole discretion.

The EEB provides that if you or the annuitant dies after the first contract anniversary after the rider effective date, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death - Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
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EARNINGS AT DEATH FOR THE EEB: If the rider effective date for the EEB is the contract issue date, earnings at death is an amount equal to:

- the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

-    MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

-    MINUS the greater of:

     - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date.

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

-    the greater of:

     - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

EXAMPLE OF THE EEB


- You purchased the contract on Jan. 1, 2005 with a purchase payment of $100,000. You add the EEB rider Jan. 1, 2007 when your contract value is $100,000 and both you and the annuitant are under age 70. You selected the seven-year surrender charge schedule, the MAV and the EEB.

- On July 1, 2007 the contract value grows to $105,000. The death benefit on July 1, 2007 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary after the rider effective date so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2008 the contract value grows to $110,000. The death benefit on Jan. 1, 2008 equals:


        MAV death benefit amount (contract value):                              $110,000
        plus the EEB which equals 40% of earnings
         at death (MAV death benefit amount minus payments not
         previously surrendered):
         0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000


- On Jan. 1, 2009 the contract value falls to $105,000. The death benefit on Jan. 1, 2009 equals:


        MAV death benefit amount (maximum anniversary value):                   $110,000
        plus the EEB (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
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-    On Feb. 1, 2009 the contract value remains at $105, 000 and you request a partial surrender, including the applicable 5% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 5% surrender charge because your purchase payment is four years old, so we will surrender $39,500 ($37,525 + $1,975 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2009 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
                   ($50,000 x $110,000)
        $110,000 - -------------------- =                                        $57,619
                         $105,000
        plus the EEB (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                              +1,048
                                                                                 -------
     Total death benefit of:                                                     $58,667


- On Jan. 1, 2010 the contract value falls by $40,000. The death benefit on Jan. 1, 2010 equals the death benefit paid on Feb. 1, 2009. The reduction in contract value has no effect.

- On Jan. 1, 2016 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2016 equals:


     MAV death benefit amount (contract value):                                 $200,000
     plus the EEB (40% of earnings at death)
        .40 x 2.50 x ($55,000) =                                                 +55,000
                                                                                --------
     Total death benefit of:                                                    $255,000


- On July 1, 2016 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2016 equals:


     MAV death benefit amount (contract value):                                 $250,000
     plus the EEB (40% of earnings at death, up to a
        maximum of 100% of purchase payments not previously
        surrendered that are one or more years old)
        0.40 x 2.50 x ($55,000) =                                                +55,000
                                                                                --------
     Total death benefit of:                                                    $305,000


- On July 1, 2017 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2017 equals:


      MAV death benefit amount (contract value):                                $250,000
      plus the EEB which equals 40% of earnings
        at death (the standard death benefit amount minus payments not previously surrendered):
        0.40 x ($250,000 - $105,000) =                                           +58,000
                                                                                --------
     Total death benefit of:                                                    $308,000

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death " payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the rider charges described in "Charges - EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

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-    PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds your investment. If you surrender all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


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WITHHOLDING (INCLUDING IRAs, ROTH IRAs AND SEPs): If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of non-natural ownership, the death of annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
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SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death;

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV OR
EEB): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS
                                       53
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TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.


Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to .50% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-    Our assets may include:

     -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

     -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");

     -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection and allocation of purchase payments and contract value"); and

     -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

     -- fees and expenses we collect from contract owners, including surrender charges; and

     -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., NO. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                                                  p.3
Rating Agencies                                                              p.4
Principal Underwriter                                                        p.4
Independent Registered Public Accounting Firm                                p.4

Financial Statements

       AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919

americanexpress.com

S-6467 J (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS

RETIREMENT ADVISOR VARIABLE ANNUITY(R) - BAND 3

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY FOR:

- current or retired employees of American Express Financial Corporation or its subsidiaries and their spouses (employees),

- current or retired American Express financial advisors and their spouses (advisors), and

- individuals investing an initial purchase payment of $1 million (other individuals).

NEW AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY(R) - BAND 3 CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

ISSUED BY:      IDS LIFE INSURANCE COMPANY (IDS LIFE)
                70100 AXP Financial Center
                Minneapolis, MN 55474
                Telephone: (800) 862-7919
                americanexpress.com

                IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds

-    AllianceBernstein Variable Products Series Fund, Inc.

-    American Century(R) Variable Portfolios, Inc.

-    Calvert Variable Series, Inc.

-    Credit Suisse Trust

-    Fidelity(R) Variable Insurance Products Funds - Service Class

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    Goldman Sachs Variable Insurance Trust (VIT)

-    Janus Aspen Series: Service Shares

-    Lazard Retirement Series, Inc.

-    MFS(R) Variable Insurance Trust(SM)



-    Oppenheimer Variable Account Funds - Service Shares

-    Putnam Variable Trust - Class IB Shares

-    Royce Capital Fund

-    Third Avenue Variable Series Trust

-    Wanger Advisors Trust

-    Wells Fargo Variable Trust


Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.


This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   10
FINANCIAL STATEMENTS                                                          14
THE VARIABLE ACCOUNT AND THE FUNDS                                            15
THE FIXED ACCOUNT                                                             26
BUYING YOUR CONTRACT                                                          26
CHARGES                                                                       27
VALUING YOUR INVESTMENT                                                       29
MAKING THE MOST OF YOUR CONTRACT                                              30
SURRENDERS                                                                    34
TSA -- SPECIAL PROVISIONS                                                     35
CHANGING OWNERSHIP                                                            35
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                           36
OPTIONAL BENEFITS                                                             37
THE ANNUITY PAYOUT PERIOD                                                     41
TAXES                                                                         42
VOTING RIGHTS                                                                 45
SUBSTITUTION OF INVESTMENTS                                                   45
ABOUT THE SERVICE PROVIDERS                                                   46
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         47

CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


ENHANCED EARNINGS DEATH BENEFIT (EEB): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.


FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    SIMPLE IRAs under Section 408(p) of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Plans under Section 401(k) of the Code

-    Custodial and trusteed plans under Section 401(a) of the Code

-    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
                                        3
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VALUATION DATE: Any normal business day, Monday through Friday, on which the
NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.


FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 15)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 26)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (p. 26)


PURCHASE PAYMENTS:
MINIMUM ALLOWABLE PURCHASE PAYMENTS:
   If paying by installments under a scheduled payment plan:
            $23.08 biweekly, or
            $50 per month
   If paying by any other method:
            $50

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS:
   FOR EMPLOYEES/ADVISORS:
            $100,000 through age 85
            $50,000 for ages 86 to 90

   FOR OTHER INDIVIDUALS:
            $100,000

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p.31)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 34)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 35)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 36)

OPTIONAL BENEFITS: This contract offers optional features that are available for aditional charges if you meet certain criteria. (p. 37)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 41)

TAXES: Generally, income earned on your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 42)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE                                                           0%


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                       $  30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                           0.15%
EEB RIDER FEE                                                           0.30%

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

ANNUAL VARIABLE ACCOUNT EXPENSES


(Total annual variable account expenses as a percentage of average daily subaccount value.)


MORTALITY AND EXPENSE RISK FEE                                          0.55%

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE TOTAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                     MINIMUM    MAXIMUM
Total expenses before fee waivers and/or expense reimbursements        .57%      2.85%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                       GROSS TOTAL
                                                                  MANAGEMENT     12b-1      OTHER         ANNUAL
                                                                     FEES        FEES     EXPENSES       EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                       .51%      .13%        .05%           .69%(1)
AXP(R) Variable Portfolio - Core Bond Fund                             .63       .13         .37           1.13(2)
AXP(R) Variable Portfolio - Diversified Bond Fund                      .60       .13         .08            .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund             .64       .13         .09            .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                         .57       .13         .15            .85(1)
AXP(R) Variable Portfolio - Global Bond Fund                           .83       .13         .12           1.08(1)
AXP(R) Variable Portfolio - Growth Fund                                .55       .13         .17            .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                       .62       .13         .07            .82(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                  .64       .13         .78           1.55(2)
AXP(R) Variable Portfolio - Inflation Protected Securities Fund        .49       .13         .16            .78(3)
AXP(R) Variable Portfolio - Large Cap Equity Fund                      .65       .13         .07            .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                       .63       .13        2.09           2.85(2)
AXP(R) Variable Portfolio - Managed Fund                               .59       .13         .06            .78(1)
AXP(R) Variable Portfolio - Mid Cap Value Fund                         .73       .13         .52           1.38(3)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                     .53       .13         .06            .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                 .81       .13        1.03           1.97(2)
AXP(R) Variable Portfolio - S&P 500 Index Fund                         .29       .13         .15            .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund        .61       .13         .08            .82(1)
AXP(R) Variable Portfolio - Small Cap Advantage Fund                   .85       .13         .12           1.10(1)
AXP(R) Variable Portfolio - Strategy Aggressive Fund                   .51       .13         .08            .72(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund        1.11       .13         .43           1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund            .75       .13         .10            .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Capital Appreciation Fund, Series I Shares                    .61        --         .30            .91(4)
AIM V.I. Capital Development Fund, Series I Shares                     .75        --         .35           1.10(4)
AllianceBernstein VP Growth and Income Portfolio (Class B)             .55       .25         .05            .85(5)
AllianceBernstein VP International Value Portfolio (Class B)           .75       .25         .20           1.20(5)
American Century(R) VP International, Class I                         1.27        --          --           1.27(6)
American Century(R) VP Value, Class I                                  .93        --          --            .93(6)
Calvert Variable Series, Inc. Social Balanced Portfolio                .70        --         .21            .91(7)


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                       GROSS TOTAL
                                                                  MANAGEMENT     12b-1      OTHER         ANNUAL
                                                                     FEES        FEES     EXPENSES       EXPENSES
Credit Suisse Trust - Mid-Cap Growth Portfolio                         .90%      --%         .43%          1.33%(8)
Fidelity(R) VIP Growth & Income Portfolio Service Class                .47       .10         .13            .70(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class                        .57       .10         .14            .81(9)
Fidelity(R) VIP Overseas Portfolio Service Class                       .72       .10         .19           1.01(9)
FTVIPT Franklin Real Estate Fund - Class 2                             .48       .25         .02            .75(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2              .53       .25         .18            .96(11),(12)
FTVIPT Templeton Foreign Securities Fund - Class 2                     .68       .25         .19           1.12(12)
Goldman Sachs VIT CORE(SM) Small Cap Equity Fund                       .75        --         .22            .97(13)
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                            .70        --         .08            .78(13),(14)
Goldman Sachs VIT Mid Cap Value Fund                                   .80        --         .08            .88(13)
Janus Aspen Series Global Technology Portfolio: Service Shares         .64       .25         .07            .96(15)
Janus Aspen Series International Growth Portfolio: Service Shares      .64       .25         .04            .93(15)
Janus Aspen Series Mid Cap Growth Portfolio: Service Shares            .64       .25         .01            .90(15)
Lazard Retirement International Equity Portfolio                       .75       .25         .40           1.40(16)
MFS(R) Investors Growth Stock Series - Service Class                   .75       .25         .11           1.11(17),(18)
MFS(R) New Discovery Series - Service Class                            .90       .25         .11           1.26(17),(18)
MFS(R) Utilities Series - Service Class                                .75       .25         .14           1.14(17),(18)
Oppenheimer Global Securities Fund/VA, Service Shares                  .63       .25         .03            .91(19)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares              .75       .25         .06           1.06(19)
Oppenheimer Strategic Bond Fund/VA, Service Shares                     .71       .25         .03            .99(19)
Putnam VT International New Opportunities Fund - Class IB Shares      1.00       .25         .26           1.51(20)
Putnam VT Vista Fund - Class IB Shares                                 .65       .25         .14           1.04(19)
Royce Micro-Cap Portfolio                                             1.25        --         .09           1.34(19)
Third Avenue Value Portfolio                                           .90        --         .31           1.21(19)
Wanger International Small Cap                                        1.17        --         .19           1.36(21)
Wanger U.S. Smaller Companies                                          .92        --         .08           1.00(22)
Wells Fargo Advantage Asset Allocation Fund                            .55       .25         .22           1.02(23)
Wells Fargo Advantage International Core Fund                          .75       .25         .42           1.42(23)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Small Cap Growth Fund                            .75       .25         .24           1.24(23)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.95% for AXP(R) Variable Portfolio - Core Bond Fund, 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets
(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.75% for AXP(R) Variable Portfolio - Inflation Protected Securities Fund and 1.08% for AXP(R) Variable Portfolio - Mid Cap Value Fund average daily net assets.
(4) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.09% for AIM V.I. Capital Development Fund, Series I Shares average daily net assets.
(5) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(7) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.
(8) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time. The total expense ratios after the waiver and reimbursements would have been: Credit Suisse Trust - Mid-Cap Growth Portfolio (.82%, 0%, .43% and 1.25%).
(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.78% for Fidelity(R) VIP Mid Cap Portfolio Service Class and 0.97% for Fidelity(R) VIP Overseas Portfolio Service Class. These offsets may be discontinued at any time.
(10) The Fund administration fee is paid indirectly through the management fee.
(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(12) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% for Goldman Sachs VIT CORE(SM) Small Cap Equity Fund, 0.16% for Goldman Sachs VIT CORE(SM) U.S. Equity Fund and 0.25% for Goldman Sachs VIT Mid Cap Value Equity Fund of the Fund's average daily net assets. The Investment Adviser for Goldman Sachs VIT CORE(SM) Small Cap Equity and Goldman Sachs VIT CORE(SM) U.S. Equity Fund has contractually agreed to maintain these expense limitations through June 30, 2005. The Investment Adviser for Goldman Sachs VIT Mid Cap Value Fund may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.
(14) Effective June 1, 2004, the Investment Adviser voluntarily agreed to waive a portion of its management fee for VIT CORE(SM) U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Management fee waiver for the period ended Dec. 31, 2004 was 0.03%.
(15) Fees and expenses shown were determined based on net assets as of the fiscal year ended Dec. 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(16) Reflects a contractual obligation by the Investment Manager to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2005, to the extent total expenses exceed 1.25% for Lazard Retirement International Equity Portfolio average daily net assets.
(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(18) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series and 1.13% for Utilities Series.
(19) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.
(20) Reflects a contractual obligation to waive fees through Dec. 31, 2005, to the extent total expenses exceed 1.50% for Putnam VT International New Opportunities Fund - Class IB Shares.
(21) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.
(22) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.
(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage International Core Fund and 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The funds -- Fund selection"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating sales representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. It assumes that you select both the optional MAV and EEB. Although your actual costs may be higher or lower, based on this assumption your costs would be:



                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
                    $398.93    $1,208.93   $2,035.38   $4,175.72



MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. It assumes that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
                    $119.11    $  371.10   $  642.65   $1,417.38



* In these examples, the $30 contract administrative charge is approximated as a .042% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to this contract by the total average net assets that are attributable to the contract.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for subaccounts that are new and have no activity as of the financial statement date.

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.11   $ 1.11   $ 1.10   $ 1.07   $ 1.01   $ 1.00
Accumulation unit value at end of period                                       $ 1.11   $ 1.11   $ 1.11   $ 1.10   $ 1.07   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)         2,098      447    3,911    5,658    6,615    2,266
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 1.12% AND 1.13%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.02       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            73       --       --       --       --       --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.24   $ 1.20   $ 1.14   $ 1.06   $ 1.02   $ 1.00
Accumulation unit value at end of period                                       $ 1.29   $ 1.24   $ 1.20   $ 1.14   $ 1.06   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)         2,145    1,691      762      985      410       47

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.16   $ 0.82   $ 1.02   $ 1.01   $ 1.02   $ 1.00
Accumulation unit value at end of period                                       $ 1.36   $ 1.16   $ 0.82   $ 1.02   $ 1.01   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)         3,041    1,239    1,262      281      218       23

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                                 $ 1.06   $ 0.87   $ 1.01   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.15   $ 1.06   $ 0.87   $ 1.01       --       --
Number of accumulation units outstanding at end of period (000 omitted)           523      578      328       38       --       --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.33   $ 1.18   $ 1.04   $ 1.03   $ 1.00   $ 1.00
Accumulation unit value at end of period                                       $ 1.46   $ 1.33   $ 1.18   $ 1.04   $ 1.03   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)           741      714      251      249        4        3

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.57   $ 0.47   $ 0.64   $ 0.94   $ 1.17   $ 1.00
Accumulation unit value at end of period                                       $ 0.62   $ 0.57   $ 0.47   $ 0.64   $ 0.94   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)         2,153    1,664    1,064    1,285    1,762      401

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.10   $ 0.89   $ 0.95   $ 0.91   $ 1.01   $ 1.00
Accumulation unit value at end of period                                       $ 1.22   $ 1.10   $ 0.89   $ 0.95   $ 0.91   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)         2,886    4,230    1,480    1,549    1,186       48

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.04       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            --       --       --       --       --       --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.03       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)         5,004       --       --       --       --       --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                 $ 0.76   $ 0.59   $ 0.76   $ 0.94   $ 1.14   $ 1.00
Accumulation unit value at end of period                                       $ 0.80   $ 0.76   $ 0.59   $ 0.76   $ 0.94   $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)         1,484      172      202      291      266      872
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND MERGED INTO AXP(R)
VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON JULY 9, 2004.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.10       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            65       --       --       --       --       --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.97   $ 0.81   $ 0.94   $ 1.06   $ 1.09   $ 1.00
Accumulation unit value at end of period                                       $ 1.06   $ 0.97   $ 0.81   $ 0.94   $ 1.06   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)           257      221      120      296      145       10

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.86   $ 0.69   $ 0.89   $ 1.08   $ 1.19   $ 1.00
Accumulation unit value at end of period                                       $ 0.88   $ 0.86   $ 0.69   $ 0.89   $ 1.08   $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)         3,017    3,155    3,029    3,252    3,919      426

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.13       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           182       --       --       --       --       --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.77   $ 0.61   $ 0.79   $ 0.90   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.85   $ 0.77   $ 0.61   $ 0.79   $ 0.90       --
Number of accumulation units outstanding at end of period (000 omitted)         1,958    1,381      973      770      285       --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.22   $ 1.21   $ 1.15   $ 1.09   $ 1.01   $ 1.00
Accumulation unit value at end of period                                       $ 1.23   $ 1.22   $ 1.21   $ 1.15   $ 1.09   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)           870    1,097    1,275      592        1       10

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.31   $ 0.89   $ 1.08   $ 1.16   $ 1.12   $ 1.00
Accumulation unit value at end of period                                       $ 1.54   $ 1.31   $ 0.89   $ 1.08   $ 1.16   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)           779      660      393      378      286       28

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.71   $ 0.55   $ 0.81   $ 1.22   $ 1.52   $ 1.00
Accumulation unit value at end of period                                       $ 0.77   $ 0.71   $ 0.55   $ 0.81   $ 1.22   $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)           192      221      386      607      798       33

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                 $ 0.96   $ 0.69   $ 0.73   $ 0.75   $ 1.00       --
Accumulation unit value at end of period                                       $ 1.19   $ 0.96   $ 0.69   $ 0.73   $ 0.75       --
Number of accumulation units outstanding at end of period (000 omitted)           475      115      277        3        1       --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                 $ 0.70   $ 0.55   $ 0.67   $ 0.95   $ 1.27   $ 1.00
Accumulation unit value at end of period                                       $ 0.82   $ 0.70   $ 0.55   $ 0.67   $ 0.95   $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)           848      143      488       65       81      133

AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.86   $ 0.67   $ 0.89   $ 1.17   $ 1.31   $ 1.00
Accumulation unit value at end of period                                       $ 0.91   $ 0.86   $ 0.67   $ 0.89   $ 1.17   $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)           866      867    1,024    1,358    1,343      185

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.32   $ 0.98   $ 1.26   $ 1.38   $ 1.27   $ 1.00
Accumulation unit value at end of period                                       $ 1.52   $ 1.32   $ 0.98   $ 1.26   $ 1.38   $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)           298      274      302      394      318        4

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                                 $ 0.98   $ 0.75   $ 0.97   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.09   $ 0.98   $ 0.75   $ 0.97       --       --
Number of accumulation units outstanding at end of period (000 omitted)           726      969      310      136       --       --


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                                 $ 1.32   $ 0.92   $ 0.98   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.64   $ 1.32   $ 0.92   $ 0.98       --       --
Number of accumulation units outstanding at end of period (000 omitted)           984      472      606      210       --       --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.82   $ 0.66   $ 0.84   $ 1.19   $ 1.44   $ 1.00
Accumulation unit value at end of period                                       $ 0.94   $ 0.82   $ 0.66   $ 0.84   $ 1.19   $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)           675      517      634      781      532        9

AMERICAN CENTURY(R) VP VALUE, CLASS I (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.35   $ 1.06   $ 1.21   $ 1.08   $ 0.92   $ 1.00
Accumulation unit value at end of period                                       $ 1.54   $ 1.35   $ 1.06   $ 1.21   $ 1.08   $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)         1,067      904      766      506      435       59

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.93   $ 0.78   $ 0.89   $ 0.96   $ 1.00       --
Accumulation unit value at end of period                                       $ 1.00   $ 0.93   $ 0.78   $ 0.89   $ 0.96       --
Number of accumulation units outstanding at end of period (000 omitted)            54        8        8        6        5       --

CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                                 $ 1.08   $ 0.75   $ 1.07   $ 1.29   $ 1.32   $ 1.00
Accumulation unit value at end of period                                       $ 1.21   $ 1.08   $ 0.75   $ 1.07   $ 1.29   $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)           378      431      421      467      891       17

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.92   $ 0.75   $ 0.91   $ 1.00   $ 1.05   $ 1.00
Accumulation unit value at end of period                                       $ 0.97   $ 0.92   $ 0.75   $ 0.91   $ 1.00   $ 1.05
Number of accumulation units outstanding at end of period (000 omitted)         1,370    1,249    1,172    1,090      764      445

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.96   $ 1.42   $ 1.59   $ 1.65   $ 1.24   $ 1.00
Accumulation unit value at end of period                                       $ 2.43   $ 1.96   $ 1.42   $ 1.59   $ 1.65   $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)         1,023      984      862      781      616      102

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.87   $ 0.61   $ 0.77   $ 0.99   $ 1.23   $ 1.00
Accumulation unit value at end of period                                       $ 0.98   $ 0.87   $ 0.61   $ 0.77   $ 0.99   $ 1.23
Number of accumulation units outstanding at end of period (000 omitted)           429      144       82      114      116       25

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.85   $ 1.37   $ 1.35   $ 1.26   $ 0.96   $ 1.00
Accumulation unit value at end of period                                       $ 2.42   $ 1.85   $ 1.37   $ 1.35   $ 1.26   $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)           487      349      205      211      148        4

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.61   $ 1.22   $ 1.35   $ 1.20   $ 0.96   $ 1.00
Accumulation unit value at end of period                                       $ 1.98   $ 1.61   $ 1.22   $ 1.35   $ 1.20   $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)           414      242      282      150        9        2

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (3/1/2002)
Accumulation unit value at beginning of period                                 $ 1.11   $ 0.84   $ 1.00       --       --       --
Accumulation unit value at end of period                                       $ 1.30   $ 1.11   $ 0.84       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           348      232      182       --       --       --

GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.46   $ 1.01   $ 1.19   $ 1.15   $ 1.13   $ 1.00
Accumulation unit value at end of period                                       $ 1.69   $ 1.46   $ 1.01   $ 1.19   $ 1.15   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)           150      104       87       97      100       41

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.87   $ 0.67   $ 0.87   $ 0.99   $ 1.10   $ 1.00
Accumulation unit value at end of period                                       $ 0.99   $ 0.87   $ 0.67   $ 0.87   $ 0.99   $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)         1,522      735      694      943      577      170

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.67   $ 1.31   $ 1.38   $ 1.24   $ 0.95   $ 1.00
Accumulation unit value at end of period                                       $ 2.09   $ 1.67   $ 1.31   $ 1.38   $ 1.24   $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)           834      639      450      200       15        8


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.37   $ 0.25   $ 0.43   $ 0.68   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.37   $ 0.37   $ 0.25   $ 0.43   $ 0.68       --
Number of accumulation units outstanding at end of period (000 omitted)           333      426      343      202      310       --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.60   $ 0.45   $ 0.61   $ 0.80   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.71   $ 0.60   $ 0.45   $ 0.61   $ 0.80       --
Number of accumulation units outstanding at end of period (000 omitted)           132      295      875      606      556       --

JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.41   $ 0.30   $ 0.42   $ 0.70   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.49   $ 0.41   $ 0.30   $ 0.42   $ 0.70       --
Number of accumulation units outstanding at end of period (000 omitted)           144      215      246      280      343       --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.83   $ 0.65   $ 0.73   $ 0.96   $ 1.07   $ 1.00
Accumulation unit value at end of period                                       $ 0.94   $ 0.83   $ 0.65   $ 0.73   $ 0.96   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)         1,236    2,397      636      253       57        8

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.59   $ 0.49   $ 0.68   $ 0.91   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.64   $ 0.59   $ 0.49   $ 0.68   $ 0.91       --
Number of accumulation units outstanding at end of period (000 omitted)           522      874      785      913      533       --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                                 $ 0.81   $ 0.61   $ 0.90   $ 0.96   $ 1.00       --
Accumulation unit value at end of period                                       $ 0.86   $ 0.81   $ 0.61   $ 0.90   $ 0.96       --
Number of accumulation units outstanding at end of period (000 omitted)           576      622      485      548      352       --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                                 $ 0.92   $ 0.68   $ 0.89   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.19   $ 0.92   $ 0.68   $ 0.89       --       --
Number of accumulation units outstanding at end of period (000 omitted)           211      139      139      138       --       --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.16       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           158       --       --       --       --       --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.16       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           432       --       --       --       --       --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                 $ 1.00       --       --       --       --       --
Accumulation unit value at end of period                                       $ 1.07       --       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           403       --       --       --       --       --

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.75   $ 0.56   $ 0.66   $ 0.92   $ 1.52   $ 1.00
Accumulation unit value at end of period                                       $ 0.84   $ 0.75   $ 0.56   $ 0.66   $ 0.92   $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)           592      707      914    1,347    1,802       87

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                                 $ 0.78   $ 0.59   $ 0.86   $ 1.29   $ 1.36   $ 1.00
Accumulation unit value at end of period                                       $ 0.92   $ 0.78   $ 0.59   $ 0.86   $ 1.29   $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)           375      431      525    1,092    1,330      183

ROYCE MICRO-CAP PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                                 $ 2.26   $ 1.52   $ 1.75   $ 1.36   $ 1.15   $ 1.00
Accumulation unit value at end of period                                       $ 2.55   $ 2.26   $ 1.52   $ 1.75   $ 1.36   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)           591      516      453      344      193       19

THIRD AVENUE VALUE PORTFOLIO (9/21/1999)
Accumulation unit value at beginning of period                                 $ 2.15   $ 1.52   $ 1.71   $ 1.51   $ 1.08   $ 1.00
Accumulation unit value at end of period                                       $ 2.57   $ 2.15   $ 1.52   $ 1.71   $ 1.51   $ 1.08
Number of accumulation units outstanding at end of period (000 omitted)           347      311      279      314       70      120


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.08   $ 0.73   $ 0.85   $ 1.09   $ 1.51   $ 1.00
Accumulation unit value at end of period                                       $ 1.40   $ 1.08   $ 0.73   $ 0.85   $ 1.09   $ 1.51
Number of accumulation units outstanding at end of period (000 omitted)         1,701    1,136    1,484      769      599      112

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                                 $ 1.37   $ 0.96   $ 1.17   $ 1.05   $ 1.15   $ 1.00
Accumulation unit value at end of period                                       $ 1.62   $ 1.37   $ 0.96   $ 1.17   $ 1.05   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)         1,415    1,250      847      820      990      125

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                                 $ 1.02   $ 0.84   $ 0.97   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.11   $ 1.02   $ 0.84   $ 0.97       --       --
Number of accumulation units outstanding at end of period (000 omitted)            91       66       29        8       --       --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                 $ 0.90   $ 0.69   $ 0.90   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 0.99   $ 0.90   $ 0.69   $ 0.90       --       --
Number of accumulation units outstanding at end of period (000 omitted)            84        4      144        1       --       --

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                                 $ 0.82   $ 0.58   $ 0.94   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 0.93   $ 0.82   $ 0.58   $ 0.94       --       --
Number of accumulation units outstanding at end of period (000 omitted)            10       10        6        2       --       --


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.


The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "About the Service Providers -- Issuer and Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE: Purchase payments and contract value you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -                 Maximum current income consistent with      AEFC
Cash Management Fund                        liquidity and stability of principal.
                                            Invests primarily in money market
                                            instruments, such as marketable debt
                                            obligations issued by corporations or
                                            the U.S. government or its agencies,
                                            bank certificates of deposit, bankers'
                                            acceptances, letters of credit, and
                                            commercial paper, including asset-backed
                                            commercial paper.

AXP(R) Variable Portfolio -                 High total return through current income    AEFC
Core Bond Fund                              and capital appreciation. Under normal
                                            market conditions, the Fund invests at
                                            least 80% of its net assets in bonds and
                                            other debt securities. Although the Fund
                                            is not an index fund, it invests
                                            primarily in securities like those
                                            included in the Lehman Brothers
                                            Aggregate Bond Index, which are
                                            investment grade and denominated in U.S.
                                            dollars. The Index includes securities
                                            issued by the U.S. government, corporate
                                            bonds, and mortgage- and asset-backed
                                            securities. The Fund will not invest in
                                            securities rated below investment grade,
                                            although it may hold securities that
                                            have been downgraded.

AXP(R) Variable Portfolio -                 High level of current income while          AEFC
Diversified Bond Fund                       attempting to conserve the value of the
                                            investment and continuing a high level
                                            of income for the longest period of
                                            time. Under normal market conditions,
                                            the Fund invests at least 80% of its net
                                            assets in bonds and other debt
                                            securities. At least 50% of the Fund's
                                            net assets will be invested in
                                            securities like those included in the
                                            Lehman Brothers Aggregate Bond Index,
                                            which are investment grade and
                                            denominated in U.S. dollars. The Index
                                            includes securities issued by the U.S.
                                            government, corporate bonds, and
                                            mortgage- and asset-backed securities.
                                            Although the Fund emphasizes high- and
                                            medium-quality debt securities, it will
                                            assume some credit risk to achieve
                                            higher yield and/or capital appreciation
                                            by buying lower-quality bonds.

AXP(R) Variable Portfolio -                 High level of current income and, as a      AEFC
Diversified Equity Income Fund              secondary goal, steady growth of
                                            capital. Under normal market conditions,
                                            the Fund invests at least 80% of its net
                                            assets in dividend-paying common and
                                            preferred stocks.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -                 Growth of capital. Under normal market      AEFC
Equity Select Fund                          conditions, the Fund invests at least
                                            80% of its net assets in equity
                                            securities of medium-sized companies.

AXP(R) Variable Portfolio -                 High total return through income and        AEFC
Global Bond Fund                            growth of capital. Non-diversified
                                            mutual fund that invests primarily in
                                            debt obligations of U.S. and foreign
                                            issuers. Under normal market conditions,
                                            the Fund invests at least 80% of its net
                                            assets in investment-grade corporate or
                                            government debt obligations including
                                            money market instruments of issuers
                                            located in at least three different
                                            countries.

AXP(R) Variable Portfolio -                 Long-term capital growth. Invests           AEFC
Growth Fund                                 primarily in common stocks that appear
                                            to offer growth opportunities.

AXP(R) Variable Portfolio -                 High current income, with capital growth    AEFC
High Yield Bond Fund                        as a secondary objective. Under normal
                                            market conditions, the Fund invests at
                                            least 80% of its net assets in
                                            high-yielding, high-risk corporate bonds
                                            (junk bonds) issued by U.S. and foreign
                                            companies and governments.

AXP(R) Variable Portfolio -                 High total return through current income    AEFC
Income Opportunities Fund                   and capital appreciation. Under normal
                                            market conditions, invests primarily in
                                            income-producing debt securities with an
                                            emphasis on the higher rated segment of
                                            the high-yield (junk bond) market.

AXP(R) Variable Portfolio -                 Total return that exceeds the rate of       AEFC
Inflation Protected Securities Fund         inflation over the long-term.
                                            Non-diversified mutual fund that, under
                                            normal market conditions, invests at
                                            least 80% of its net assets in
                                            inflation-protected debt securities.

AXP(R) Variable Portfolio -                 Capital appreciation. Under normal          AEFC
Large Cap Equity Fund                       market conditions, the Fund invests at
                                            least 80% of its net assets in equity
(previously AXP(R) Variable Portfolio -     securities of companies with market
Capital Resource Fund. Also effective       capitalization greater than $5 billion
7/9/2004, AXP(R) Variable Portfolio -       at the time of purchase.
Blue Chip Advantage Fund merged into this
fund.)


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -                 Long-term growth of capital. Under          AEFC
Large Cap Value Fund                        normal market conditions, the fund
                                            invests at least 80% of its net assets
                                            in equity securities of companies with a
                                            market capitalization greater than $5
                                            billion at the time of purchase.

AXP(R) Variable Portfolio -                 Maximum total investment return through     AEFC
Managed Fund                                a combination of capital growth and
                                            current income. Invests primarily in a
                                            combination of common and preferred
                                            stocks, bonds and other debt securities.

AXP(R) Variable Portfolio -                 Long-term growth of capital. Under          AEFC
Mid Cap Value Fund                          normal circumstances, the Fund invests
                                            at least 80% of its net assets
(available on or after 5/2/2005)            (including the amount of any borrowings
                                            for investment purposes) in equity
                                            securities of medium-sized companies.

AXP(R) Variable Portfolio -                 Long-term growth of capital. Invests        AEFC
NEW DIMENSIONS FUND(R)                      primarily in common stocks showing
                                            potential for significant growth.

AXP(R) Variable Portfolio -                 Long-term growth of capital. Invests        AEFC, adviser; GAMCO Investors, Inc.,
Partners Select Value Fund                  primarily in common stocks, preferred       subadviser.
                                            stocks and securities convertible into
                                            common stocks that are listed on a
                                            nationally recognized securities
                                            exchange or traded on the NASDAQ
                                            National Market System of the National
                                            Association of Securities Dealers. The
                                            Fund invests in mid-cap companies as
                                            well as companies with larger and
                                            smaller market capitalizations.

AXP(R) Variable Portfolio -                 Long-term capital appreciation. Invests     AEFC
S&P 500 Index Fund                          primarily in securities of
                                            large-capitalization stocks of U.S.
                                            companies that are expected to provide
                                            investment results that correspond to
                                            the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -                 A high level of current income and          AEFC
Short Duration                              safety of principal consistent with an
U.S. Government Fund                        investment in U.S. government and
                                            government agency securities. Under
                                            normal market conditions, at least 80%
                                            of the Fund's net assets are invested in
                                            securities issued or guaranteed as to
                                            principal and interest by the U.S.
                                            government, its agencies or
                                            instrumentalities.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -                 Long-term capital growth. Under normal      AEFC, adviser; Kenwood Capital
Small Cap Advantage Fund                    market conditions, at least 80% of the      Management LLC, subadviser.
                                            Fund's net assets are invested in equity
                                            securities of companies with market
                                            capitalization of up to $2 billion or
                                            that fall within the range of the
                                            Russell 2000(R) Index at the time of
                                            investment.

AXP(R) Variable Portfolio -                 Capital appreciation. Under normal          AEFC
Strategy Aggressive Fund                    market conditions, at least 65% of the
                                            Fund's total assets are invested in
                                            equity securities.

AXP(R) Variable Portfolio -                 Long-term capital growth. Under normal      AEFC, adviser; Threadneedle
Threadneedle Emerging                       market conditions, the Fund invests at      International Limited, an indirect
Markets Fund                                least 80% of its net assets in equity       wholly-owned subsidiary of AEFC,
                                            securities of emerging market companies.    subadviser.
(previously AXP(R) Variable
Portfolio - Emerging
Markets Fund)

AXP(R) Variable Portfolio -                 Capital appreciation. Invests primarily     AEFC, adviser; Threadneedle
Threadneedle International Fund             in equity securities of foreign issuers     International Limited, an indirect
                                            that offer strong growth potential.         wholly-owned subsidiary of AEFC,
(previously AXP(R) Variable                                                             subadviser.
Portfolio - International Fund)

AIM V.I. Capital Appreciation               Growth of capital. Invests principally      A I M Advisors, Inc.
Fund, Series I Shares                       in common stocks of companies likely to
                                            benefit from new or innovative products,
                                            services or processes as well as those
                                            with above-average growth and excellent
                                            prospects for future growth. The fund
                                            can invest up to 25% of its total assets
                                            in foreign securities that involve risks
                                            not associated with investing solely in
                                            the United States.

AIM V.I. Capital Development                Long-term growth of capital. Invests        A I M Advisors, Inc.
Fund, Series I Shares                       primarily in securities (including
                                            common stocks, convertible securities
                                            and bonds) of small- and medium-sized
                                            companies. The fund may invest up to 25%
                                            of its total assets in foreign
                                            securities.

AllianceBernstein VP Growth and             Reasonable current income and reasonable    Alliance Capital Management L.P.
Income Portfolio (Class B)                  appreciation. Invests primarily in
                                            dividend-paying common stocks of good
                                            quality.

AllianceBernstein VP                        Long-term growth of capital. Invests        Alliance Capital Management L.P.
International Value Portfolio               primarily in a diversified portfolio of
(Class B)                                   foreign equity securities.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
American Century(R)                         Capital growth, with income as a            American Century Investment
VP International, Class I                   secondary objective. Invests primarily      Management, Inc.
                                            in stocks of growing foreign companies
                                            in developed countries.

American Century(R)                         Capital growth, with income as a            American Century Investment
VP Value, Class I                           secondary objective. Invests primarily      Management, Inc.
                                            in stocks of companies that management
                                            believes to be undervalued at the time
                                            of purchase.

Calvert Variable Series, Inc.               Income and capital growth. Invests          Calvert Asset Management Company, Inc.
Social Balanced Portfolio                   primarily in stocks, bonds and money        (CAMCO), investment adviser. SsgA Funds
                                            market instruments which offer income       Management, Inc. and New Amsterdam
                                            and capital growth opportunity and which    Partners, LLP are the investment
                                            satisfy the investment and social           subadvisers.
                                            criteria.

Credit Suisse Trust - Mid-Cap               Maximum capital appreciation. Invests in    Credit Suisse Asset Management, LLC
Growth Portfolio                            U.S. equity securities of "mid-cap"
                                            growth companies with growth
                                            characteristics such as positive
                                            earnings and potential for accelerated
                                            growth.

Fidelity(R) VIP Growth & Income             Seeks high total return through a           Fidelity Management & Research Company
Portfolio Service Class                     combination of current income and           (FMR), investment manager; FMR U.K., FMR
                                            capital appreciation. Normally invests a    Far East, sub-investment advisers.
                                            majority of assets in common stocks with
                                            a focus on those that pay current
                                            dividends and show potential for capital
                                            appreciation. May invest in bonds,
                                            including lower-quality debt securities,
                                            as well as stocks that are not currently
                                            paying dividends, but offer prospects
                                            for future income or capital
                                            appreciation. Invests in domestic and
                                            foreign issuers. The Fund invests in
                                            either "growth" stocks or "value" stocks
                                            or both.

Fidelity(R) VIP Mid Cap Portfolio           Long-term growth of capital. Allocates      Fidelity Management & Research Company
Service Class                               assets across different market sectors      (FMR), investment manager; FMR U.K., FMR
                                            and maturities. Normally invests            Far East, sub-investment advisers.
                                            primarily in common stocks. Normally
                                            invests at least 80% of assets in
                                            securities of companies with medium
                                            market capitalizations. May invest in
                                            companies with smaller or larger market
                                            capitalizations. Invests in domestic and
                                            foreign issuers. The Fund invests in
                                            either "growth" or "value" common stocks
                                            or both.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas                    Long-term growth of capital. Normally       Fidelity Management & Research Company
Portfolio Service Class                     invests primarily in common stocks of       (FMR), investment manager; FMR U.K., FMR
                                            foreign securities. Normally invests at     Far East, Fidelity International
                                            least 80% of assets in non-U.S.             Investment Advisors (FIIA) and FIIA
                                            securities.                                 U.K., sub-investment advisers.

FTVIPT Franklin Real Estate                 Capital appreciation, with current          Franklin Advisers, Inc.
Fund - Class 2                              income as a secondary goal. The Fund
                                            normally invests at least 80% of its net
                                            assets in investments of companies
                                            operating in the real estate sector.

FTVIPT Franklin Small Cap                   Long-term total return. The Fund            Franklin Advisory Services, LLC
Value Securities Fund - Class 2             normally invests at least 80% of its net
                                            assets in investments of small
                                            capitalization companies, and invests
                                            primarily to predominantly in equity
                                            securities. For this Fund,
                                            small-capitalization companies are those
                                            with market capitalization values not
                                            exceeding $2.5 billion, at the time of
                                            purchase.

FTVIPT Templeton Foreign                    Long-term capital growth. The Fund          Templeton Investment Counsel, LLC
Securities Fund - Class 2                   normally invests at least 80% of its net
                                            assets in investments of issuers located
                                            outside the U.S., including those in
                                            emerging markets.

Goldman Sachs VIT CORE(SM)                  Seeks long-term growth of capital. The      Goldman Sachs Asset Management, L.P.
Small Cap Equity Fund                       Fund invests, under normal
                                            circumstances, at least 95% of its net
CORE(SM) is a registered service            assets plus any borrowings for
mark of Goldman, Sachs & Co.                investment purposes (measured at time or
                                            purchase) in a broadly diversified
                                            portfolio of equity investments in
                                            small-cap U.S. issuers, including
                                            foreign issuers that are traded in the
                                            United States. However, it is currently
                                            anticipated that, under normal
                                            circumstances the Fund will invest at
                                            least 95% of its net assets in such
                                            equity investments. These issuers will
                                            have public stock market capitalizations
                                            (based upon shares available for trading
                                            on an unrestricted basis) within the
                                            range of the market capitalization of
                                            companies constituting the Russell 2500
                                            Index at the time of investment. The
                                            Fund is not required to limit its
                                            investments to securities in the Russell
                                            2000 Index. In addition, if the market
                                            capitalization of a company held by the
                                            Fund moves outside this range, the Fund
                                            may, but is not required to sell, the
                                            securities. The capitalization range of
                                            the Russell 2000 Index is currently
                                            between $68 million and $2.4 billion.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE(SM)                  Seeks long-term growth of capital and       Goldman Sachs Asset Management, L.P.
U.S. Equity Fund                            dividend income. The Fund invests, under
                                            normal circumstances, at least 95% of
CORE(SM) is a registered service            its total assets (not including
mark of Goldman, Sachs & Co.                securities lending collateral and any
                                            investment of that collateral) measured
                                            at time of purchase in a diversified
                                            portfolio of equity investments in U.S.
                                            issuers, including foreign companies
                                            that are traded in the United States.
                                            The Fund's investments are selected
                                            using both a variety of quantitative
                                            techniques and fundamental research in
                                            seeking to maximize the Fund's expected
                                            return, while maintaining risk, style,
                                            capitalization and industry
                                            characteristics similar to the S&P 500
                                            Index. The Fund seeks a broad
                                            representation in most major sectors of
                                            the U.S. economy and a portfolio
                                            consisting of companies with average
                                            long-term earnings growth expectations
                                            and dividend yields. The Fund is not
                                            required to limit its investments to
                                            securities in the S&P 500.

Goldman Sachs VIT Mid Cap                   The Goldman Sachs VIT Mid Cap Value Fund    Goldman Sachs Asset Management, L.P.
Value Fund                                  seeks long-term capital appreciation.
                                            The Fund invests, under normal
                                            circumstances, at least 80% of its net
                                            assets plus any borrowing for investment
                                            purposes (measured at time of purchase)
                                            in a diversified portfolio of equity
                                            investments in mid-capitalization
                                            issuers within the range of the market
                                            capitalization of companies constituting
                                            the Russell Midcap Value Index at the
                                            time of investments. If the market
                                            capitalization of a company held by the
                                            Fund moves outside this range, the Fund
                                            may, but is not required to sell the
                                            securities. The capitalization range of
                                            the Russell Midcap Value Index is
                                            currently between $276 million and $14.9
                                            billion. Although the Fund will invest
                                            primarily in publicly traded U.S.
                                            securities, it may invest up to 25% of
                                            its net assets in foreign securities of
                                            issuers in emerging countries, and
                                            securities quoted in foreign currencies.

Janus Aspen Series Global                   Long-term growth of capital.                Janus Capital
Technology Portfolio:                       Non-diversified mutual fund that
Service Shares                              invests, under normal circumstances, at
                                            least 80% of its net assets in
                                            securities of companies that the
                                            portfolio manager believes will benefit
                                            significantly from advances or
                                            improvements in technology. It
                                            implements this policy by investing
                                            primarily in equity securities of U.S.
                                            and foreign companies selected for their
                                            growth potential.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series International            Long-term growth of capital. Invests,       Janus Capital
Growth Portfolio: Service Shares            under normal circumstances, at least 80%
                                            of its net assets in securities of
                                            issuers from at least five different
                                            countries, excluding the United States.
                                            Although the Portfolio intends to invest
                                            substantially all of its assets in
                                            issuers located outside the United
                                            States, it may at times invest in U.S.
                                            issuers and under unusual circumstances,
                                            it may invest all of its assets in fewer
                                            than five countries or even a single
                                            country.

Janus Aspen Series Mid Cap                  Seeks long-term growth of capital.          Janus Capital
Growth Portfolio: Service Shares            Invests, under normal circumstances, at
                                            least 80% of its net assets in equity
                                            securities of mid-sized companies whose
                                            market capitalization falls, at the time
                                            of initial purchase, in the 12-month
                                            average of the capitalization ranges of
                                            the Russell Midcap Growth Index.

Lazard Retirement International             Long-term capital appreciation. Invests     Lazard Asset Management, LLC
Equity Portfolio                            primarily in equity securities,
                                            principally common stocks, of relatively
                                            large non-U.S. companies with market
                                            capitalizations in the range of the
                                            Morgan Stanley Capital International
                                            (MSCI) Europe, Australia and Far East
                                            (EAFE(R)) Index that the Investment
                                            Manager believes are undervalued based
                                            on their earnings, cash flow or asset
                                            values.

MFS(R) Investors Growth Stock               Long-term growth of capital and future      MFS Investment Management(R)
Series - Service Class                      income. Invests at least 80% of its net
                                            assets in common stocks and related
                                            securities of companies which MFS(R)
                                            believes offer better than average
                                            prospects for long-term growth.

MFS(R) New Discovery Series -               Capital appreciation. Invests at least      MFS Investment Management(R)
Service Class                               65% of its net assets in equity
                                            securities of emerging growth companies.

MFS(R) Utilities Series -                   Capital growth and current income.          MFS Investment Management(R)
Service Class                               Invests primarily in equity and debt
                                            securities of domestic and foreign
                                            companies in the utilities industry.

Oppenheimer Global Securities               Long-term capital appreciation. Invests     OppenheimerFunds, Inc.
Fund/VA, Service Shares                     mainly in common stocks of U.S. and
                                            foreign issuers that are "growth-type"
                                            companies, cyclical industries and
                                            special situations that are considered
                                            to have appreciation possibilities.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small               Seeks capital appreciation. Invests         OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares                 mainly in common stocks of
                                            small-capitalization U.S. companies that
                                            the fund's investment manager believes
                                            have favorable business trends or
                                            prospects.

Oppenheimer Strategic Bond                  High level of current income principally    OppenheimerFunds, Inc.
Fund/VA, Service Shares                     derived from interest on debt
                                            securities. Invests mainly in three
                                            market sectors: debt securities of
                                            foreign governments and companies, U.S.
                                            government securities and lower-rated
                                            high yield securities of U.S. and
                                            foreign companies.

Putnam VT International                     Long-term capital appreciation. The fund    Putnam Investment Management, LLC
New Opportunities Fund -                    pursues its goal by investing mainly in
Class IB Shares                             common stocks of companies outside the
                                            United States. The fund invests mainly
                                            in growth stocks.

Putnam VT Vista Fund -                      Capital appreciation. The fund pursues      Putnam Investment Management, LLC
Class IB Shares                             its goal by investing mainly in common
                                            stocks of U.S. companies, with a focus
                                            on growth stocks.

Royce Micro-Cap Portfolio                   Long-term growth of capital. Invests        Royce & Associates, LLC
                                            primarily in a broadly diversified
                                            portfolio of equity securities issued by
                                            micro-cap companies (companies with
                                            stock market capitalizations below $500
                                            million).

Third Avenue Value Portfolio                Long-term capital appreciation. Invests     Third Avenue Management LLC
                                            primarily in common stocks of well
                                            financed, well managed companies at a
                                            substantial discount to what the Adviser
                                            believes is their true value.

Wanger International Small Cap              Long-term growth of capital. Invests        Columbia Wanger Asset Management, L.P.
                                            primarily in stocks of companies based
                                            outside the U.S. with market
                                            capitalizations of less than $3 billion
                                            at time of initial purchase.

Wanger U.S. Smaller Companies               Long-term growth of capital. Invests        Columbia Wanger Asset Management, L.P.
                                            primarily in stocks of small- and
                                            medium-size U.S. companies with market
                                            capitalizations of less than $5 billion
                                            at time of initial purchase.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES          INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Asset                 Long-term total return consistent           Wells Fargo Funds Management, LLC,
Allocation Fund                             with reasonable risk. The Fund              adviser; Wells Capital Management
                                            invests in equity and fixed income          Incorporated, subadviser.
                                            securities with an emphasis on
                                            equity securities. The Fund does not
                                            select individual securities for
                                            investment, rather, it buys
                                            substantially all of the securities
                                            of various indexes to replicate such
                                            indexes. The Fund invests the equity
                                            portion of its assets in common
                                            stocks to replicate the S&P 500
                                            Index, and invests the fixed income
                                            portion of its assets in U.S.
                                            Treasury Bonds to replicate the
                                            Lehman Brothers 20+ Treasury Index.
                                            The Fund seeks to maintain a 95% or
                                            better performance correlation with
                                            the respective indexes, before fees
                                            and expenses, regardless of market
                                            conditions. The Fund's "neutral"
                                            target allocation is 60% equity
                                            securities and 40% fixed income
                                            securities.

Wells Fargo Advantage                       Long-term capital appreciation. The Fund    Wells Fargo Funds Management, LLC,
International Core Fund                     seeks long-term capital appreciation by     adviser; New Star Institutional Managers
                                            investing principally in non-U.S.           Limited, subadviser.
(previously Wells Fargo VT                  securities, with focus on companies with
International Equity Fund)                  strong growth potential that offer
                                            relative values. These companies
                                            typically have distinct competitive
                                            advantages, high or improving returns
                                            invested capital and a potential for
                                            positive earnings surprise. The Fund may
                                            invest in emerging markets.

Wells Fargo Advantage Small Cap             Long-term capital appreciation. Focus is    Wells Fargo Funds Management, LLC,
Growth Fund                                 on companies believed to have               adviser; Wells Capital Management
                                            above-average growth potential or that      Incorporated, subadviser.
                                            may be involved in new or innovative
                                            products, services and processes.
                                            Invests principally in securities of
                                            companies with market capitalizations
                                            equal to or lower than the company with
                                            the largest market capitalization in the
                                            Russell 2000 Index, which is considered
                                            a small capitalization index that is
                                            expected to change frequently.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

THE FIXED ACCOUNT


You also may allocate purchase payments and transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate for your fixed account is guaranteed for 12 months from the contract issue date. Thereafter, we will change rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract - Transfer Policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 90 or younger.


The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments. We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following: (1) a partial surrender from the fixed account; or
(2) a lump sum from the fixed account to the subaccounts,


We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them.

If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE


Annuity payouts are scheduled to begin on the settlement date. When we processed your application, we established the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities or you selected a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-    no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs and TSAs, and in that case, may delay the annuity payouts start date for this contract.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

BENEFICIARY


If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS


MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

          If paying by installments under a scheduled payment plan:
               $23.08 biweekly, or
               $50 per month

          If paying by any other method:
               $50

(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)

     FOR EMPLOYEES/ADVISORS:
           $100,000 for ages through 85
           $50,000 for ages 86 to 90

     FOR OTHER INDIVIDUALS:
           $100,000

(2) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1.   a partial surrender from the fixed account; or

2.   a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN
FOR EMPLOYEES/ADVISORS ONLY

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-    a bank authorization.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.55% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.15% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEB RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you chose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select either the MAV or EEB riders. Or you may select the MAV and the EEB. Riders may not be available in all states. The MAV and EEB are only available if you and the annuitant are 75 or younger at the rider effective date.

SURRENDER CHARGE

There is no charge if you surrender all or part of your contract.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

OTHER INFORMATION ON CHARGES: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (waived in case of death or disability).

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-    plus interest credited;

-    minus the sum of amounts surrendered and amounts transferred out;

-    minus any prorated portion of the contract administrative charge;

-    minus any prorated portion of the MAV rider fee (if selected); and

-    minus any prorated portion of the EEB rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial surrenders; and/or

a deduction of:

-  a prorated portion of the contract administrative charge;

-  a prorated portion of the MAV rider fee (if selected); and/or

-  a prorated portion of the EEB rider fee (if selected).


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and

-    mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                    NUMBER
                                                            AMOUNT           ACCUMULATION          OF UNITS
                                            MONTH          INVESTED           UNIT VALUE           PURCHASED
By investing an equal number                Jan               $100               $20                  5.00
of dollars each month...
                                            Feb                100                18                  5.56

you automatically buy                       Mar                100                17                  5.88
more units when the
per unit market price is low...      ---->  Apr                100                15                  6.67

                                            May                100                16                  6.25

                                            Jun                100                18                  5.56

                                            Jul                100                17                  5.88

and fewer units                             Aug                100                19                  5.26
when the per unit
market price is high.                ---->  Sept               100                21                  4.76

                                            Oct                100                20                  5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:   $50

MAXIMUM AMOUNT

Transfers or surrenders: None (except for automated transfers from the fixed account)

3 BY PHONE


Call between 7 a.m. and 7 p.m. Central time:


(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Surrenders:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-    request that payment be wired to your bank;

-    bank account must be in the same ownership as your contract; and

-    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed employment with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").


- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV or EEB. The terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-    contract value;

-    purchase payments minus adjusted partial surrenders; or


- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.


If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

      PS  =  the partial surrender including any applicable surrender charge.

      DB = is the death benefit on the date of (but prior to) the partial surrender.


      CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2005.

- On Jan 1, 2011 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2011 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

      We calculate the death benefit on March 1, 2011 as follows:


          The contract value on the most recent sixth contract anniversary:         $30,000.00
          plus purchase payments made since that anniversary:                            +0.00
          minus adjusted partial surrenders taken since that anniversary calculated as:
          $1,500 x $30,000
          ----------------
               $28,000                                                               -1,607.14
                                                                                    ----------
          for a death benefit of:                                                   $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled.


We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.


If you elected any optional contract features and riders your spouse and the next annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders as if they were purchasing a new contract.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     If you elected any optional contract features and riders your spouse and the next annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract. We will determine the rider effective date for the MAV added after we issue the contract according to terms determined by us and at our sole discretion.


On the first contract anniversary after the rider effective date, we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE


-    You add the MAV on Jan. 1, 2005 when your contract value is $20,000.

- On Jan. 1, 2006 (the first contract anniversary after the rider effective date) the contract value grows to $24,000.

- On March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2006 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

          Greatest of your contract anniversary contract values:                       $24,000
          plus purchase payments made since that anniversary:                               +0
          minus adjusted partial surrenders, calculated as:
          $1,500 x $24,000 =
          ----------------
              $22,000                                                                   -1,636
                                                                                       -------
          for a death benefit of:                                                      $22,364

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to keep the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)


The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary after the rider effective date. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract. We will determine the rider effective date for the EEB added after we issue the contract according to terms determined by us and at our sole discretion.

The EEB provides that if you or the annuitant dies after the first contract anniversary after the rider effective date, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death - Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

EARNINGS AT DEATH FOR THE EEB: If the rider effective date for the EEB is the contract issue date, earnings at death is an amount equal to:

- the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

-    MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

-    MINUS the greater of:

     - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date.

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

-    the greater of:

     - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

EXAMPLE OF THE EEB


- You purchased the contract on Jan. 1, 2005 with a purchase payment of $100,000 and both you and the annuitant are under age 70. You selected the MAV and the EEB.

- On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary after the rider effective date so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit amount (contract value):                                       $110,000
     plus the EEB which equals 40% of earnings
          at death (MAV death benefit amount minus payments not
          previously surrendered):
          0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                      --------
     Total death benefit of:                                                          $114,000


- On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value):                            $110,000
     plus the EEB (40% of earnings at death):
          0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                      --------
     Total death benefit of:                                                          $114,000

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

- On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

          $110,000 - ($50,000 x $110,000) =                                            $57,619
                     --------------------
                           $105,000

     plus the EEB (40% of earnings at death):
          0.40 x ($57,619 - $55,000) =                                                  +1,048
                                                                                       -------
     Total death benefit of:                                                           $58,667


- On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit paid on Feb. 1, 2007. The reduction in contract value has no effect.

- On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2014 equals:


     MAV death benefit amount (contract value):                                       $200,000
     plus the EEB (40% of earnings at death)
          0.40 x 2.50 x ($55,000) =                                                    +55,000
                                                                                      --------
     Total death benefit of:                                                          $255,000


- On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2014 equals:



     MAV death benefit amount (contract value):                                       $250,000
     plus the EEB (40% of earnings at death)
          0.40 x 2.50 x ($55,000) =                                                    +55,000
                                                                                      --------
     Total death benefit of:                                                          $305,000



- On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value):                                       $250,000
     plus the EEB which equals 40% of earnings
          at death (the standard death benefit amount minus payments not previously surrendered):
          0.40 x ($250,000 - $105,000) =                                               +58,000
                                                                                      --------
     Total death benefit of:                                                          $308,000

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death " payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the rider charges described in "Charges - EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS
                                       40
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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

SURRENDERS: If you surrender part or all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING (INCLUDING IRAs, ROTH IRAs AND SEPs): If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of non-natural ownership, the death of annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982.; or

-    if the annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death;

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severence from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or


-    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV OR
EEB): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to .50% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-    Our assets may include:

     -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

     -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");

     -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection and allocation of purchase payments and contract value"); and

     -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

     -- fees and expenses we collect from contract owners, including surrender charges; and

     -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., NO. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                                p. 3
Rating Agencies                                                            p. 4
Principal Underwriter                                                      p. 4
Independent Registered Public Accounting Firm                              p. 4

Financial Statements

   AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY - BAND 3 -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


S-6477 J (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS

RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY

AMERICAN EXPRESS

RETIREMENT ADVISOR SELECT VARIABLE ANNUITY(R)

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:   IDS LIFE INSURANCE COMPANY (IDS LIFE)
             70100 AXP Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 862-7919
             americanexpress.com

             IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing in the American Express Retirement Advisor Advantage(R) Variable Annuity (RAVA Advantage) or the American Express Retirement Advisor Select Variable Annuity(R) (RAVA Select). Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds

-    AllianceBernstein Variable Products Series Fund, Inc.

-    American Century(R) Variable Portfolios, Inc.

-    Calvert Variable Series, Inc.

-    Evergreen Variable Annuity Trust

-    Fidelity(R) Variable Insurance Products - Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class
     2

-    Goldman Sachs Variable Insurance Trust (VIT)

-    Janus Aspen Series: Service Shares

-    Lazard Retirement Series, Inc.

-    MFS(R) Variable Insurance Trust(SM)


-    Oppenheimer Variable Account Funds - Service Shares


-    Pioneer Variable Contracts Trust (VCT), Class II Shares

-    Putnam Variable Trust - Class IB Shares


-    Wanger Advisors Trust


-    Wells Fargo Variable Trust


Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses and surrender charges from contracts with purchase payment credits may be higher than those for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuities' features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   13
FINANCIAL STATEMENTS                                                          32
THE VARIABLE ACCOUNT AND THE FUNDS                                            33
THE FIXED ACCOUNT                                                             45
BUYING YOUR CONTRACT                                                          45
CHARGES                                                                       48
VALUING YOUR INVESTMENT                                                       52
MAKING THE MOST OF YOUR CONTRACT                                              53
SURRENDERS                                                                    57
TSA -- SPECIAL PROVISIONS                                                     58
CHANGING OWNERSHIP                                                            58
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                           59
OPTIONAL BENEFITS                                                             60
THE ANNUITY PAYOUT PERIOD                                                     64
TAXES                                                                         65
VOTING RIGHTS                                                                 68
SUBSTITUTION OF INVESTMENTS                                                   68
ABOUT THE SERVICE PROVIDERS                                                   69
APPENDIX A: EXAMPLE -- SURRENDER CHARGES                                      72
APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS                                      73
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION                                        76



CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the contracts described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP.


FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    SIMPLE IRAs under Section 408(p) of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Plans under Section 401(k) of the Code

-    Custodial and trusteed plans under Section 401(a) of the Code

-    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB, EEP and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise. Your sales representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.


PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed accounts and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.


FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. Under RAVA Advantage you will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. Under RAVA Select you will receive a refund of your contract value less the value of the purchase payment credit. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 33)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 45)


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at or home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 45)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

If paying by installments under a scheduled payment plan:
   $23.08 biweekly, or
   $50 per month

                                                 RAVA ADVANTAGE      RAVA SELECT
If paying by any other method:
   initial payment for qualified annuities            $1,000            $ 2,000
   initial payment for nonqualified annuities          2,000             10,000
   for any additional payments                            50                 50

MAXIMUM ALLOWABLE PURCHASE PAYMENTS based on the age of you or the annuitant, whoever is older, on the effective date of the contract:

                                                 RAVA ADVANTAGE      RAVA SELECT
For the first year:
   through age 85                                 $1,000,000*          $999,999
   for ages 86 to 90                                 100,000            100,000

For each subsequent year:
   through age 85                                    100,000            100,000
   for ages 86 to 90                                  50,000             50,000


* For RAVA Advantage contracts with initial purchase payments of more than $999,999, our home office approval is required.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 54)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 57)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 58)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 59)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 60)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 64)

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 65)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA ADVANTAGE

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*


          SEVEN-YEAR SCHEDULE                           TEN-YEAR SCHEDULE*
     NUMBER OF                                   NUMBER OF
  COMPLETED YEARS                             COMPLETED YEARS
 FROM DATE OF EACH     SURRENDER CHARGE      FROM DATE OF EACH      SURRENDER CHARGE
 PURCHASE PAYMENT         PERCENTAGE         PURCHASE PAYMENT          PERCENTAGE
         0                    7%                     0                    8%
         1                    7                      1                    8
         2                    7                      2                    8
         3                    6                      3                    7
         4                    5                      4                    7
         5                    4                      5                    6
         6                    2                      6                    5
         7                    0                      7                    4
                                                     8                    3
                                                     9                    2
                                                    10                    0


* The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

SURRENDER CHARGE FOR RAVA SELECT (EXCEPT TEXAS)

(Contingent deferred sales load as a percentage of purchase payment surrendered)

                   YEARS FROM                SURRENDER CHARGE
                  CONTRACT DATE                 PERCENTAGE
                       1                            7%
                       2                            7
                       3                            7
                       Thereafter                   0

SURRENDER CHARGE FOR RAVA SELECT IN TEXAS

(Contingent deferred sales load)

                                                                 SURRENDER CHARGE PERCENTAGE
                                                      (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                    IN CONTRACT YEAR
                  PAYMENTS MADE IN CONTRACT YEAR          1          2           3      THEREAFTER
                                1                         8%         7%          6%         0%
                                2                                    8           7          0
                                3                                                8          0
                                Thereafter                                                  0

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


                                                       ASSUMED INVESTMENT RATE
                                                        3.50%            5.00%
Qualified annuity discount rate                         4.72%            6.22%
Nonqualified annuity discount rate                      4.92%            6.42%


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                         $ 30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                            0.25%*
EEB RIDER FEE                                                            0.30%
EEP RIDER FEE                                                            0.40%


* For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.


ANNUAL VARIABLE ACCOUNT EXPENSES

(Total annual variable account expenses as a percentage of average daily subaccount value)


MORTALITY AND EXPENSE RISK FEE:                 RAVA ADVANTAGE   RAVA SELECT
For nonqualified annuities                            0.95%         1.20%
For qualified annuities                               0.75%         1.00%


ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                    MINIMUM     MAXIMUM
Total expenses before fee waivers and/or expense reimbursements       .57%        2.85%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                            GROSS TOTAL
                                                                         MANAGEMENT    12b-1     OTHER        ANNUAL
                                                                            FEES       FEES     EXPENSES     EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                             .51%       .13%      .05%         .69%(1)
AXP(R) Variable Portfolio - Core Bond Fund                                   .63        .13       .37         1.13(2)
AXP(R) Variable Portfolio - Diversified Bond Fund                            .60        .13       .08          .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                   .64        .13       .09          .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                               .57        .13       .15          .85(1)
AXP(R) Variable Portfolio - Global Bond Fund                                 .83        .13       .12         1.08(1)
AXP(R) Variable Portfolio - Growth Fund                                      .55        .13       .17          .85(1)


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                            GROSS TOTAL
                                                                         MANAGEMENT    12b-1     OTHER        ANNUAL
                                                                            FEES       FEES     EXPENSES     EXPENSES
AXP(R) Variable Portfolio - High Yield Bond Fund                             .62%       .13%      .07%         .82%(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                        .64        .13       .78         1.55(2)
AXP(R) Variable Portfolio - Inflation Protected Securities Fund              .49        .13       .16          .78(3)
AXP(R) Variable Portfolio - Large Cap Equity Fund                            .65        .13       .07          .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                             .63        .13      2.09         2.85(2)
AXP(R) Variable Portfolio - Managed Fund                                     .59        .13       .06          .78(1)
AXP(R) Variable Portfolio - Mid Cap Value Fund                               .73        .13       .52         1.38(3)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           .53        .13       .06          .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                       .81        .13      1.03         1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                    .94        .13       .20         1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                               .29        .13       .15          .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund              .61        .13       .08          .82(1)
AXP(R) Variable Portfolio - Small Cap Advantage Fund                         .85        .13       .12         1.10(1)
AXP(R) Variable Portfolio - Strategy Aggressive Fund                         .51        .13       .08          .72(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund              1.11        .13       .43         1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund                  .75        .13       .10          .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Capital Appreciation Fund, Series II Shares                         .61        .25       .30         1.16(4)
AIM V.I. Capital Development Fund, Series II Shares                          .75        .25       .35         1.35(4)
AIM V.I. Dynamics Fund, Series I Shares                                      .75         --       .39         1.14(4)
(previously INVESCO VIF - Dynamics Fund, Series I Shares)
AIM V.I. Financial Services Fund, Series I Shares                            .75         --       .37         1.12(4)
(previously INVESCO VIF - Financial Services Fund, Series I Shares)
AIM V.I. Technology Fund, Series I Shares                                    .75         --       .40         1.15(4)
(previously INVESCO VIF - Technology Fund, Series I Shares)
AllianceBernstein VP Growth and Income Portfolio (Class B)                   .55        .25       .05          .85(5)
AllianceBernstein VP International Value Portfolio (Class B)                 .75        .25       .20         1.20(5)
American Century(R) VP International, Class II                              1.17        .25        --         1.42(6)
American Century(R) VP Value, Class II                                       .83        .25        --         1.08(6)
Calvert Variable Series, Inc. Social Balanced Portfolio                      .70         --       .21          .91(7)
Evergreen VA Fundamental Large Cap Fund - Class 2                            .56        .25       .16          .97(8)
(previously Evergreen VA Growth and Income Fund - Class 2)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                    .47        .25       .13          .85(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            .57        .25       .14          .96(9)
Fidelity(R) VIP Overseas Portfolio Service Class 2                           .72        .25       .19         1.16(9)
FTVIPT Franklin Real Estate Fund - Class 2                                   .48        .25       .02          .75(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    .53        .25       .18          .96(11),(12)
FTVIPT Mutual Shares Securities Fund - Class 2                               .60        .25       .15         1.00(11)
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                  .70         --       .08          .78(13),(14)
Goldman Sachs VIT Mid Cap Value Fund                                         .80         --       .08          .88(13)
Janus Aspen Series Global Technology Portfolio: Service Shares               .64        .25       .07          .96(15)
Janus Aspen Series International Growth Portfolio: Service Shares            .64        .25       .04          .93(15)
Lazard Retirement International Equity Portfolio                             .75        .25       .40         1.40(16)


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                            GROSS TOTAL
                                                                         MANAGEMENT    12b-1      OTHER       ANNUAL
                                                                            FEES        FEES    EXPENSES     EXPENSES
MFS(R) Investors Growth Stock Series - Service Class                         .75%       .25%      .11%        1.11%(17),(18)
MFS(R) New Discovery Series - Service Class                                  .90        .25       .11         1.26(17),(18)
MFS(R) Utilities Series - Service Class                                      .75        .25       .14         1.14(17),(18)
Oppenheimer Global Securities Fund/VA, Service Shares                        .63        .25       .03          .91(19)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    .75        .25       .06         1.06(19)
Oppenheimer Strategic Bond Fund/VA, Service Shares                           .71        .25       .03          .99(19)
Pioneer Equity Income VCT Portfolio - Class II Shares                        .65        .25       .08          .98(19)
Pioneer Europe VCT Portfolio - Class II Shares                              1.00        .25       .95         2.20(20)
Putnam VT Health Sciences Fund - Class IB Shares                             .70        .25       .15         1.10(19)
Putnam VT International Equity Fund - Class IB Shares                        .75        .25       .19         1.19(19)
Putnam VT Vista Fund - Class IB Shares                                       .65        .25       .14         1.04(19)
Wanger International Small Cap                                              1.17         --       .19         1.36(21)
Wanger U.S. Smaller Companies                                                .92         --       .08         1.00(22)
Wells Fargo Advantage Asset Allocation Fund                                  .55        .25       .22         1.02(23)
Wells Fargo Advantage International Core Fund                                .75        .25       .42         1.42(23)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Opportunity Fund                                       .72        .25       .20         1.17(24)
(successor to Strong Opportunity Fund II - Advisor Class)
Wells Fargo Advantage Small Cap Growth Fund                                  .75        .25       .24         1.24(23)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.95% for AXP(R) Variable Portfolio - Core Bond Fund, 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.75% for AXP(R) Variable Portfolio - Inflation Protected Securities Fund and 1.08% for AXP(R) Variable Portfolio - Mid Cap Value Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor, as the case may be, has contractually agreed to waive advisory fees and/or reimburse expenses of to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares (advisor only) to 1.30% of average daily net assets and Series II shares (advisor and/or distributor) to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares and 1.13% for AIM V.I. Dynamics Fund, Series I Shares average daily net assets.

(5) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(7) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(8) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. These fees have been restated to reflect current fees.

(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

(10) The Fund administration fee is paid indirectly through the management fee.

(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(12) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% for Goldman Sachs VIT CORE(SM) U.S. Equity Fund and 0.25% for Goldman Sachs VIT Mid Cap Value Equity Fund of the Fund's average daily net assets. The Investment Adviser for Goldman Sachs VIT CORE(SM) U.S. Equity has contractually agreed to maintain these expense limitations through June 30, 2005. The Investment Adviser for Goldman Sachs VIT Mid Cap Value Equity Fund may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

(14) Effective June 1, 2004, the Investment Adviser voluntarily agreed to waive a portion of its management fee for Goldman Sachs VIT CORE(SM) U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Management fee waiver for the period ended Dec. 31, 2004 was 0.03%.

(15) Fees and expenses shown were determined based on net assets as of the fiscal year ended Dec. 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(16) Reflects a contractual obligation by the Investment Manager to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2005, to the extent total expenses exceed 1.25% for Lazard Retirement International Equity Portfolio average daily net assets.

(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(18) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series and 1.13% for Utilities Series.

(19) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

(20) The expenses reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.50% for Pioneer Europe VCT Portfolio of the average daily net assets attributable to Class I shares; the portion of Portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(21) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.

(22) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage International Core Fund and 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.

(24) On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (SFC) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholder of the Strong funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on Dec. 10 and Dec. 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses for the Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.07% for Wells Fargo Advantage Opportunity Fund. Please refer to the Fund's prospectus for additional details.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The funds -- Fund selection"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating sales representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for the last fiscal year. They assume that you select both the optional MAV and EEP. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                    IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge schedule     $1,259.30  $2,083.52  $2,915.28  $4,678.06  $459.30    $1,383.52  $2,315.28  $4,678.06
RAVA ADVANTAGE
With a seven-year surrender charge schedule    1,159.30   1,983.52   2,715.28   4,678.06   459.30     1,383.52   2,315.28   4,678.06
RAVA SELECT                                    1,185.85   2,159.61   2,436.13   4,889.55   485.85     1,459.61   2,436.13   4,889.55
RAVA SELECT - TEXAS                            1,285.85   2,059.61   2,436.13   4,889.55   485.85     1,459.61   2,436.13   4,889.55



                                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                    IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                              1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge schedule     $1,238.80  $2,024.48  $2,821.03  $4,510.86  $438.80    $1,324.48  $2,221.03  $4,510.86
RAVA ADVANTAGE
With a seven-year surrender charge schedule    1,138.80   1,924.48   2,621.03   4,510.86   438.80     1,324.48   2,221.03   4,510.86
RAVA SELECT                                    1,165.35   2,100.89   2,342.93   4,726.73   465.35     1,400.89   2,342.93   4,726.73
RAVA SELECT - TEXAS                            1,265.35   2,000.89   2,342.93   4,726.73   465.35     1,400.89   2,342.93   4,726.73


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                    IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge schedule     $958.98    $1,193.38  $1,450.98  $1,857.31  $158.98    $493.38    $850.98    $1,857.31
RAVA ADVANTAGE
With a seven-year surrender charge schedule    858.98     1,093.38   1,250.98   1,857.31   158.98     493.38     850.98     1,857.31
RAVA SELECT                                    885.53     1,274.26     987.83   2,141.07   185.53     574.26     987.83     2,141.07
RAVA SELECT - TEXAS                            985.53     1,174.26     987.83   2,141.07   185.53     574.26     987.83     2,141.07



                                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                    IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                              1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
RAVA ADVANTAGE
With a ten-year surrender charge schedule     $938.48    $1,130.63  $1,344.29  $1,633.21  $138.48    $430.63    $744.29    $1,633.21
RAVA ADVANTAGE
With a seven-year surrender charge schedule    838.48     1,030.63   1,144.29   1,633.21   138.48     430.63     744.29     1,633.21
RAVA SELECT                                    865.03     1,211.84     882.29   1,922.58   165.03     511.84     882.29     1,922.58
RAVA SELECT - TEXAS                            965.03     1,111.84     882.29   1,922.58   165.03     511.84     882.29     1,922.58



* In these examples, the $30 contract administrative charge is approximated as a .031% charge for RAVA Advantage, a .040% charge for RAVA Select and a .040% for RAVA Select - Texas. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses. We have not provided this information for subaccounts that are new and have no activity as of the financial statement date.

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                            $   1.10  $   1.10  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.10  $   1.10  $   1.10  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    187,100   203,753   255,251   243,870   171,785    65,522
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.90% AND 0.91%,
RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      7,405        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.23  $   1.19  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.28  $   1.23  $   1.19  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    221,377   188,939   154,530    83,968    30,783     7,186

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.15  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                                  $   1.35  $   1.15  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)    255,776   134,486    86,442    43,328    12,124     3,149

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   1.04  $   0.85  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.12  $   1.04  $   0.85  $   1.00        --        --
Number of accumulation units outstanding at end of period (000 omitted)     53,376    42,780    16,388     2,489        --        --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.32  $   1.18  $   1.03  $   1.03  $   1.00  $   1.00
Accumulation unit value at end of period                                  $   1.44  $   1.32  $   1.18  $   1.03  $   1.03  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)     82,347    51,936    31,133    16,572     8,968     1,552

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.57  $   0.48  $   0.65  $   0.95  $   1.18  $   1.00
Accumulation unit value at end of period                                  $   0.62  $   0.57  $   0.48  $   0.65  $   0.95  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)    191,140   192,314   135,693   129,186    97,754    16,891

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.09  $   0.88  $   0.95  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.21  $   1.09  $   0.88  $   0.95  $   0.91  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    242,254   177,150    93,845    58,348    31,722     7,774

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      1,052        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND
(9/13/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      2,274        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                            $   0.75  $   0.59  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                                  $   0.79  $   0.75  $   0.59  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period (000 omitted)    130,790    69,981    52,124    26,327    24,003     5,333
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND AND AXP(R)
VARIABLE PORTFOLIO - STOCK FUND MERGED INTO AXP(R) VARIABLE PORTFOLIO -
LARGE CAP EQUITY FUND ON JULY 9, 2004.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.10        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      3,498        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.97  $   0.81  $   0.94  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                                  $   1.05  $   0.97  $   0.81  $   0.94  $   1.05  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)     84,704    79,035    64,273    37,760    28,348     5,220

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                            $   0.85  $   0.69  $   0.89  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                                  $   0.87  $   0.85  $   0.69  $   0.89  $   1.07  $   1.19
Number of accumulation units outstanding at end of period (000 omitted)    464,000   464,876   373,715   276,054   177,036    31,537

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      4,730        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (8/14/2001)
Accumulation unit value at beginning of period                            $   1.28  $   0.93  $   1.07  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.52  $   1.28  $   0.93  $   1.07        --        --
Number of accumulation units outstanding at end of period (000 omitted)     90,541    67,609    43,199     6,885        --        --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
Accumulation unit value at beginning of period                            $   0.77  $   0.61  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                                  $   0.84  $   0.77  $   0.61  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)    144,039   103,587    64,771    35,957     9,812        --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(9/15/1999)
Accumulation unit value at beginning of period                            $   1.21  $   1.20  $   1.14  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                                  $   1.21  $   1.21  $   1.20  $   1.14  $   1.08  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)    160,725   155,718   124,866    50,510    16,258    11,135

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.30  $   0.89  $   1.08  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                                  $   1.53  $   1.30  $   0.89  $   1.08  $   1.16  $   1.12
Number of accumulation units outstanding at end of period (000 omitted)     61,563    44,627    29,202    22,792    14,830     2,970

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.70  $   0.55  $   0.81  $   1.22  $   1.51  $   1.00
Accumulation unit value at end of period                                  $   0.76  $   0.70  $   0.55  $   0.81  $   1.22  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)     52,582    60,915    58,958    58,748    46,978     4,470

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                            $   0.94  $   0.68  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                                  $   1.16  $   0.94  $   0.68  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period (000 omitted)     22,549     8,256     4,750     1,789       906        --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                            $   0.69  $   0.55  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                                  $   0.81  $   0.69  $   0.55  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period (000 omitted)     51,446    23,614    20,012    15,821    13,967     2,575

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.94  $   0.73  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.99  $   0.94  $   0.73  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     39,117    20,015    11,313     1,710        --        --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.02  $   0.76  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.17  $   1.02  $   0.76  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     20,043    10,924     6,981     1,459        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   0.89  $   0.65  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.00  $   0.89  $   0.65  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)     10,118    10,880     6,887     1,550        --        --

AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   1.05  $   0.82  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.14  $   1.05  $   0.82  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)     10,625     8,724     5,572     1,081        --        --

AIM V.I. TECHNOLOGY FUND, SERIES I SHARES* (8/13/2001)
(PREVIOUSLY INVESCO VIF - TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   0.69  $   0.48  $   0.91  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.72  $   0.69  $   0.48  $   0.91        --        --
Number of accumulation units outstanding at end of period (000 omitted)     14,454     7,882     3,769       490        --        --
* INVESCO VIF - TELECOMMUNICATIONS FUND MERGED INTO AIM V.I. TECHNOLOGY
FUND, SERIES I SHARES ON APRIL 30, 2004.

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                            $   0.98  $   0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.08  $   0.98  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)    125,010    82,114    43,189     5,550        --        --

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                            $   1.31  $   0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.63  $   1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     70,504    34,604    12,313       805        --        --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                            $   0.91  $   0.73  $   0.93  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.03  $   0.91  $   0.73  $   0.93        --        --
Number of accumulation units outstanding at end of period (000 omitted)     34,180    21,555    11,378     1,950        --        --

AMERICAN CENTURY(R) VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                            $   1.15  $   0.90  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.30  $   1.15  $   0.90  $   1.04        --        --
Number of accumulation units outstanding at end of period (000 omitted)    110,681    74,984    42,497     7,356        --        --

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                            $   0.92  $   0.78  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                                  $   0.99  $   0.92  $   0.78  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)     20,551    15,315     9,520     4,490     1,283        --

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2 )
Accumulation unit value at beginning of period                            $   0.86  $   0.83        --        --        --        --
Accumulation unit value at end of period                                  $   0.93  $   0.86        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     11,992     9,885        --        --        --        --

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.01  $   0.82  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.06  $   1.01  $   0.82  $   1.00        --        --
Number of accumulation units outstanding at end of period (000 omitted)    187,351   119,284    48,686     6,363        --        --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.27  $   0.93  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.58  $   1.27  $   0.93  $   1.04        --        --
Number of accumulation units outstanding at end of period (000 omitted)    188,565   109,647    50,458     6,903        --        --

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.06  $   0.75  $   0.95  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.19  $   1.06  $   0.75  $   0.95        --        --
Number of accumulation units outstanding at end of period (000 omitted)     66,935    31,322    13,157     2,147        --        --

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                            $   1.83  $   1.36  $   1.34  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                                  $   2.39  $   1.83  $   1.36  $   1.34  $   1.25  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)    120,456    87,330    59,317    24,477     6,879       885


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                            $   1.59  $   1.21  $   1.35  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                                  $   1.96  $   1.59  $   1.21  $   1.35  $   1.19  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)     59,293    43,978    29,743    10,800     2,846       586

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.05  $   0.85  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.17  $   1.05  $   0.85  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)     45,710    26,370    10,942       942        --        --

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.86  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                                  $   0.98  $   0.86  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period (000 omitted)    128,074    83,166    71,820    60,343    42,626     8,981

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.65  $   1.30  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                                  $   2.07  $   1.65  $   1.30  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)    115,616    83,015    56,079    23,748     7,622     1,634

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                            $   0.36  $   0.25  $   0.43  $   0.68  $   1.00        --
Accumulation unit value at end of period                                  $   0.36  $   0.36  $   0.25  $   0.43  $   0.68        --
Number of accumulation units outstanding at end of period (000 omitted)     37,258    40,520    37,200    34,767    20,288        --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES
(5/1/2000)
Accumulation unit value at beginning of period                            $   0.60  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                                  $   0.70  $   0.60  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period (000 omitted)     75,760    81,742    81,189    60,527    25,763        --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                            $   0.82  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                                  $   0.93  $   0.82  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period (000 omitted)     90,221    62,349    29,532    15,860     7,958     1,981

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                            $   0.59  $   0.48  $   0.68  $   0.91  $   1.00        --
Accumulation unit value at end of period                                  $   0.64  $   0.59  $   0.48  $   0.68  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)    108,239    91,666    69,576    50,212    19,521        --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                            $   0.81  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                                  $   0.85  $   0.81  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)     77,406    74,690    59,272    34,072    12,308        --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                            $   0.92  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.18  $   0.92  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period (000 omitted)     28,362    18,051    10,543     2,997        --        --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.16        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     11,540        --        --        --        --        --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      7,652        --        --        --        --        --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     22,945        --        --        --        --        --

PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.99  $   0.81  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.14  $   0.99  $   0.81  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     24,442    21,608    11,651     1,316        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.04  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.21  $   1.04  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)      3,035     2,402     1,312       121        --        --

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.91  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.97  $   0.91  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     21,518    18,023    11,416     2,137        --        --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.00  $   0.78  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.15  $   1.00  $   0.78  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)     40,598    38,012    20,773     2,460        --        --

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                            $   0.78  $   0.59  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                                  $   0.91  $   0.78  $   0.59  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period (000 omitted)     57,095    67,224    72,033    74,819    49,764     5,084

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                            $   1.07  $   0.72  $   0.85  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                                  $   1.38  $   1.07  $   0.72  $   0.85  $   1.08  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)    104,567    66,022    43,554    27,818    18,245     1,234

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                            $   1.36  $   0.96  $   1.16  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                                  $   1.60  $   1.36  $   0.96  $   1.16  $   1.05  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)    184,961   129,824    78,311    40,791    23,813     2,476

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   1.02  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.10  $   1.02  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)     41,656    30,948    14,864     3,799        --        --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                            $   0.90  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.98  $   0.90  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period (000 omitted)     10,390     8,227     4,703     1,200        --        --

WELLS FARGO ADVANTAGE OPPORTUNITY FUND* (8/13/2001)
(SUCCESSOR TO STRONG OPPORTUNITY FUND II - ADVISOR CLASS)
Accumulation unit value at beginning of period                            $   0.97  $   0.72  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.14  $   0.97  $   0.72  $   0.99        --        --
Number of accumulation units outstanding at end of period (000 omitted)     43,145    38,865    25,397     3,701        --        --
* EFFECTIVE ON OR ABOUT APRIL 11, 2005, THE INVESTOR CLASS AND ADVISOR
CLASS SHARES OF THE STRONG OPPORTUNITY FUND II REORGANIZED INTO THE
WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.92  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period (000 omitted)     22,185    19,289     9,992     2,060        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                            $   1.09  $   1.09  $   1.09  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.08  $   1.09  $   1.09  $   1.09  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    148,915   178,580   228,237   265,455   203,922    87,424
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.67% AND 0.67%,
RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.02        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      4,962        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.22  $   1.18  $   1.13  $   1.06  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.26  $   1.22  $   1.18  $   1.13  $   1.06  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    190,125   176,013   159,405   106,760    43,920    11,675

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.14  $   0.82  $   1.02  $   1.01  $   1.03  $   1.00
Accumulation unit value at end of period                                  $   1.34  $   1.14  $   0.82  $   1.02  $   1.01  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)    181,318    99,776    67,958    41,299    14,227     3,441

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   1.03  $   0.85  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.11  $   1.03  $   0.85  $   0.99        --        --
Number of accumulation units outstanding at end of period (000 omitted)     35,498    29,450    12,145     2,238        --        --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.31  $   1.17  $   1.03  $   1.02  $   1.00  $   1.00
Accumulation unit value at end of period                                  $   1.43  $   1.31  $   1.17  $   1.03  $   1.02  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)     72,702    54,100    36,626    23,970    14,137     2,368

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.57  $   0.47  $   0.64  $   0.94  $   1.18  $   1.00
Accumulation unit value at end of period                                  $   0.61  $   0.57  $   0.47  $   0.64  $   0.94  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)    135,373   147,485   118,986   130,764   106,410    13,813

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.08  $   0.87  $   0.94  $   0.91  $   1.01  $   1.00
Accumulation unit value at end of period                                  $   1.20  $   1.08  $   0.87  $   0.94  $   0.91  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)    236,566   197,358   122,784    88,813    52,655    10,137

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.04        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)        783        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND
(9/13/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.03        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      1,504        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                            $   0.75  $   0.58  $   0.76  $   0.93  $   1.14  $   1.00
Accumulation unit value at end of period                                  $   0.78  $   0.75  $   0.58  $   0.76  $   0.93  $   1.14
Number of accumulation units outstanding at end of period (000 omitted)     94,730    45,599    34,956    26,779    22,159     3,227
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND AND AXP(R)
VARIABLE PORTFOLIO - STOCK FUND MERGED INTO AXP(R) VARIABLE PORTFOLIO -
LARGE CAP EQUITY FUND ON JULY 9, 2004.

AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.09        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      2,030        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.96  $   0.80  $   0.93  $   1.05  $   1.09  $   1.00
Accumulation unit value at end of period                                  $   1.04  $   0.96  $   0.80  $   0.93  $   1.05  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)     74,540    73,310    64,613    53,096    39,810     6,539


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                            $   0.84  $   0.68  $   0.88  $   1.07  $   1.19  $   1.00
Accumulation unit value at end of period                                  $   0.86  $   0.84  $   0.68  $   0.88  $   1.07  $   1.19
Number of accumulation units outstanding at end of period (000 omitted)    352,273   387,251   347,841   307,320   219,316    32,483

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.12        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      2,540        --        --        --        --        --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (8/14/2001)
Accumulation unit value at beginning of period                            $   1.27  $   0.93  $   1.07  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.51  $   1.27  $   0.93  $   1.07        --        --
Number of accumulation units outstanding at end of period (000 omitted)     57,581    44,918    28,099     6,314        --        --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/1/2000)
Accumulation unit value at beginning of period                            $   0.77  $   0.60  $   0.79  $   0.91  $   1.00        --
Accumulation unit value at end of period                                  $   0.84  $   0.77  $   0.60  $   0.79  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)    117,372    91,398    65,011    40,575    14,084        --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(9/15/1999)
Accumulation unit value at beginning of period                            $   1.20  $   1.19  $   1.13  $   1.08  $   1.00  $   1.00
Accumulation unit value at end of period                                  $   1.20  $   1.20  $   1.19  $   1.13  $   1.08  $   1.00
Number of accumulation units outstanding at end of period (000 omitted)    130,386   135,202   116,147    56,966    24,654    12,796

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.29  $   0.88  $   1.07  $   1.16  $   1.12  $   1.00
Accumulation unit value at end of period                                  $   1.52  $   1.29  $   0.88  $   1.07  $   1.16  $   1.12
Number of accumulation units outstanding at end of period (000 omitted)     51,057    39,709    29,341    24,346    16,349     3,029

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.69  $   0.54  $   0.81  $   1.21  $   1.51  $   1.00
Accumulation unit value at end of period                                  $   0.75  $   0.69  $   0.54  $   0.81  $   1.21  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)     41,862    50,934    55,183    65,574    58,414     3,901

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND
(5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                            $   0.94  $   0.67  $   0.72  $   0.74  $   1.00        --
Accumulation unit value at end of period                                  $   1.15  $   0.94  $   0.67  $   0.72  $   0.74        --
Number of accumulation units outstanding at end of period (000 omitted)     16,315     6,501     3,888     1,542       693        --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                            $   0.69  $   0.54  $   0.67  $   0.95  $   1.27  $   1.00
Accumulation unit value at end of period                                  $   0.80  $   0.69  $   0.54  $   0.67  $   0.95  $   1.27
Number of accumulation units outstanding at end of period (000 omitted)     40,351    21,462    19,189    18,664    15,670     2,173

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.93  $   0.73  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.98  $   0.93  $   0.73  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     21,785    12,215     7,624     1,711        --        --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.02  $   0.76  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.16  $   1.02  $   0.76  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     12,074     7,348     4,808     1,224        --        --

AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   0.88  $   0.65  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.99  $   0.88  $   0.65  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)      5,936     6,700     4,845     1,426        --        --

AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   1.05  $   0.82  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.13  $   1.05  $   0.82  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)      6,649     5,460     3,709       901        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES* (8/13/2001)
(PREVIOUSLY INVESCO VIF - TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                            $   0.69  $   0.48  $   0.91  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.71  $   0.69  $   0.48  $   0.91        --        --
Number of accumulation units outstanding at end of period (000 omitted)      8,076     5,212     2,845       911        --        --
* INVESCO VIF - TELECOMMUNICATIONS FUND MERGED INTO AIM V.I. TECHNOLOGY
FUND, SERIES I SHARES ON APRIL 30, 2004.

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                            $   0.97  $   0.74  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.07  $   0.97  $   0.74  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)     75,935    54,358    29,770     4,363        --        --

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                            $   1.31  $   0.92  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.61  $   1.31  $   0.92  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     44,705    24,114     9,270       790        --        --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                            $   0.90  $   0.73  $   0.93  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.03  $   0.90  $   0.73  $   0.93        --        --
Number of accumulation units outstanding at end of period (000 omitted)     22,031    15,471     8,200     1,927        --        --

AMERICAN CENTURY(R) VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                            $   1.14  $   0.89  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.29  $   1.14  $   0.89  $   1.04        --        --
Number of accumulation units outstanding at end of period (000 omitted)     71,318    50,607    30,523     7,298        --        --

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                            $   0.91  $   0.77  $   0.89  $   0.96  $   1.00        --
Accumulation unit value at end of period                                  $   0.98  $   0.91  $   0.77  $   0.89  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)     17,682    14,100     9,832     6,090     1,693        --

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2 )
Accumulation unit value at beginning of period                            $   0.86  $   0.82        --        --        --        --
Accumulation unit value at end of period                                  $   0.92  $   0.86        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      8,036     6,384        --        --        --        --

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.00  $   0.82  $   1.00  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.05  $   1.00  $   0.82  $   1.00        --        --
Number of accumulation units outstanding at end of period (000 omitted)    119,521    81,919    36,320     8,177        --        --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.27  $   0.93  $   1.04  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.57  $   1.27  $   0.93  $   1.04        --        --
Number of accumulation units outstanding at end of period (000 omitted)    117,171    72,124    35,541     6,689        --        --

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.05  $   0.74  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.18  $   1.05  $   0.74  $   0.94        --        --
Number of accumulation units outstanding at end of period (000 omitted)     42,672    21,405    10,123     2,157        --        --

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                            $   1.81  $   1.35  $   1.33  $   1.25  $   0.96  $   1.00
Accumulation unit value at end of period                                  $   2.37  $   1.81  $   1.35  $   1.33  $   1.25  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)     80,587    63,047    44,591    19,803     6,181       683

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                            $   1.58  $   1.21  $   1.34  $   1.19  $   0.96  $   1.00
Accumulation unit value at end of period                                  $   1.94  $   1.58  $   1.21  $   1.34  $   1.19  $   0.96
Number of accumulation units outstanding at end of period (000 omitted)     44,541    34,639    23,553     9,584     2,897       590

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                            $   1.04  $   0.84  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.17  $   1.04  $   0.84  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)     33,241    21,294     9,151     1,114        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   0.85  $   0.67  $   0.86  $   0.99  $   1.10  $   1.00
Accumulation unit value at end of period                                  $   0.97  $   0.85  $   0.67  $   0.86  $   0.99  $   1.10
Number of accumulation units outstanding at end of period (000 omitted)    108,140    80,350    75,489    71,185    55,239     9,951

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                            $   1.64  $   1.29  $   1.37  $   1.23  $   0.95  $   1.00
Accumulation unit value at end of period                                  $   2.05  $   1.64  $   1.29  $   1.37  $   1.23  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)     84,473    65,106    47,539    24,711    10,265     2,023

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES
(5/1/2000)
Accumulation unit value at beginning of period                            $   0.36  $   0.25  $   0.42  $   0.68  $   1.00        --
Accumulation unit value at end of period                                  $   0.36  $   0.36  $   0.25  $   0.42  $   0.68        --
Number of accumulation units outstanding at end of period (000 omitted)     27,479    30,159    31,354    34,050    22,949        --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES
(5/1/2000)
Accumulation unit value at beginning of period                            $   0.59  $   0.45  $   0.61  $   0.80  $   1.00        --
Accumulation unit value at end of period                                  $   0.70  $   0.59  $   0.45  $   0.61  $   0.80        --
Number of accumulation units outstanding at end of period (000 omitted)     61,390    68,389    74,111    64,147    29,251        --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                            $   0.81  $   0.64  $   0.72  $   0.96  $   1.07  $   1.00
Accumulation unit value at end of period                                  $   0.92  $   0.81  $   0.64  $   0.72  $   0.96  $   1.07
Number of accumulation units outstanding at end of period (000 omitted)     66,844    53,159    28,853    19,727    10,774     2,504

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                            $   0.59  $   0.48  $   0.67  $   0.90  $   1.00        --
Accumulation unit value at end of period                                  $   0.63  $   0.59  $   0.48  $   0.67  $   0.90        --
Number of accumulation units outstanding at end of period (000 omitted)     78,223    74,564    62,663    51,051    21,973        --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                            $   0.80  $   0.61  $   0.90  $   0.96  $   1.00        --
Accumulation unit value at end of period                                  $   0.84  $   0.80  $   0.61  $   0.90  $   0.96        --
Number of accumulation units outstanding at end of period (000 omitted)     60,214    61,988    53,383    36,822    15,060        --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                            $   0.91  $   0.68  $   0.89  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.18  $   0.91  $   0.68  $   0.89        --        --
Number of accumulation units outstanding at end of period (000 omitted)     18,264    12,519     7,093     2,778        --        --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      6,121        --        --        --        --        --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.15        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)      4,085        --        --        --        --        --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                            $   1.00        --        --        --        --        --
Accumulation unit value at end of period                                  $   1.07        --        --        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)     11,924        --        --        --        --        --

PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.98  $   0.81  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.13  $   0.98  $   0.81  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)     15,748    13,512     7,193     1,106        --        --

PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.03  $   0.78  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.21  $   1.03  $   0.78  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)      1,603     1,268       698       143        --        --

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   0.91  $   0.77  $   0.98  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.96  $   0.91  $   0.77  $   0.98        --        --
Number of accumulation units outstanding at end of period (000 omitted)     11,248     9,676     6,574     1,743        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                         2004      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                            $   1.00  $   0.78  $   0.96  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.15  $   1.00  $   0.78  $   0.96        --        --
Number of accumulation units outstanding at end of period (000 omitted)     24,819    24,880    15,138     2,180        --        --

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                            $   0.77  $   0.58  $   0.85  $   1.29  $   1.36  $   1.00
Accumulation unit value at end of period                                  $   0.90  $   0.77  $   0.58  $   0.85  $   1.29  $   1.36
Number of accumulation units outstanding at end of period (000 omitted)     51,579    63,075    73,930    87,722    68,407     7,245

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                            $   1.06  $   0.72  $   0.84  $   1.08  $   1.51  $   1.00
Accumulation unit value at end of period                                  $   1.37  $   1.06  $   0.72  $   0.84  $   1.08  $   1.51
Number of accumulation units outstanding at end of period (000 omitted)     79,981    56,466    42,309    30,297    21,844     1,343

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                            $   1.35  $   0.95  $   1.15  $   1.05  $   1.15  $   1.00
Accumulation unit value at end of period                                  $   1.58  $   1.35  $   0.95  $   1.15  $   1.05  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)    140,320   108,046    72,853    46,456    29,881     2,723

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   1.01  $   0.84  $   0.97  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.09  $   1.01  $   0.84  $   0.97        --        --
Number of accumulation units outstanding at end of period (000 omitted)     31,201    22,278    11,859     3,224        --        --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                            $   0.89  $   0.69  $   0.90  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.97  $   0.89  $   0.69  $   0.90        --        --
Number of accumulation units outstanding at end of period (000 omitted)      7,049     5,248     2,781     1,031        --        --

WELLS FARGO ADVANTAGE OPPORTUNITY FUND* (8/13/2001)
(SUCCESSOR TO STRONG OPPORTUNITY FUND II - ADVISOR CLASS)
Accumulation unit value at beginning of period                            $   0.97  $   0.72  $   0.99  $   1.00        --        --
Accumulation unit value at end of period                                  $   1.13  $   0.97  $   0.72  $   0.99        --        --
Number of accumulation units outstanding at end of period (000 omitted)     25,983    24,999    17,130     3,747        --        --
* EFFECTIVE ON OR ABOUT APRIL 11, 2005, THE INVESTOR CLASS AND ADVISOR
CLASS SHARES OF THE STRONG OPPORTUNITY FUND II REORGANIZED INTO THE
WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                            $   0.81  $   0.58  $   0.94  $   1.00        --        --
Accumulation unit value at end of period                                  $   0.91  $   0.81  $   0.58  $   0.94        --        --
Number of accumulation units outstanding at end of period (000 omitted)     16,103    13,800     7,655     2,230        --        --


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.00   $   1.00   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   1.00   $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                        19,507     13,022     12,452
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.62% AND 0.62%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.02         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         1,612         --         --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   1.04   $   1.00
Accumulation unit value at end of period                                                     $   1.11   $   1.07   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                        22,751     13,984      6,481

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.17   $   0.83   $   1.00
Accumulation unit value at end of period                                                     $   1.36   $   1.17   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                        24,579      8,342      3,101

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.15   $   1.07   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         5,961      4,649      1,153

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.28   $   1.14   $   1.00
Accumulation unit value at end of period                                                     $   1.39   $   1.28   $   1.14
Number of accumulation units outstanding at end of period (000 omitted)                         8,568      3,885      1,060

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.77   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   0.92   $   0.77
Number of accumulation units outstanding at end of period (000 omitted)                         7,403      5,647        973

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.16   $   0.94   $   1.00
Accumulation unit value at end of period                                                     $   1.28   $   1.16   $   0.94
Number of accumulation units outstanding at end of period (000 omitted)                        24,305     16,280      3,957

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           300         --         --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.03         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           653         --         --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                               $   0.95   $   0.75   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.95   $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                         4,862      1,779        291
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND AND AXP(R) VARIABLE
PORTFOLIO - STOCK FUND MERGED INTO AXP(R) VARIABLE PORTFOLIO - LARGE CAP
EQUITY FUND ON JULY 9, 2004.

AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.09         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           450         --         --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.16   $   1.07   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                         2,471      1,608        531


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.99   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.01   $   0.99   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                        23,120     18,133      6,565

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.12         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           840         --         --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.21   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.43   $   1.21   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                        11,379      7,181      3,316

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.01   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.10   $   1.01   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                        11,269      6,544      1,889

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.05   $   1.04   $   1.00
Accumulation unit value at end of period                                                     $   1.04   $   1.05   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                        17,403     14,902      6,107

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.25   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.46   $   1.25   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         5,617      2,920        900

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.72   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.92   $   0.72
Number of accumulation units outstanding at end of period (000 omitted)                           438        401        114

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                               $   1.25   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.54   $   1.25   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                         1,983        492        220

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                               $   1.08   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.26   $   1.08   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         2,551        340         55

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.00   $   0.78   $   1.00
Accumulation unit value at end of period                                                     $   1.05   $   1.00   $   0.78
Number of accumulation units outstanding at end of period (000 omitted)                         5,492      1,386        379

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.23   $   1.07   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         2,429      1,198        552

AIM V.I. DYNAMICS FUND, SERIES I SHARES (2/13/2002)
(PREVIOUSLY INVESCO VIF - DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   0.97   $   0.71   $   1.00
Accumulation unit value at end of period                                                     $   1.09   $   0.97   $   0.71
Number of accumulation units outstanding at end of period (000 omitted)                           916        758        242

AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
(PREVIOUSLY INVESCO VIF - FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   1.11   $   0.87   $   1.00
Accumulation unit value at end of period                                                     $   1.20   $   1.11   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                         1,122        925        526


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES* (2/13/2002)
(PREVIOUSLY INVESCO VIF - TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   0.81   $   0.56   $   1.00
Accumulation unit value at end of period                                                     $   0.84   $   0.81   $   0.56
Number of accumulation units outstanding at end of period (000 omitted)                         1,650        851        192
* INVESCO VIF - TELECOMMUNICATIONS FUND MERGED INTO AIM V.I. TECHNOLOGY FUND,
SERIES I SHARES ON APRIL 30, 2004.

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.06   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.16   $   1.06   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                        16,610      9,284      3,503

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.36   $   0.95   $   1.00
Accumulation unit value at end of period                                                     $   1.68   $   1.36   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                        11,679      5,621      1,417

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.05   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.19   $   1.05   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         4,969      2,812        944

AMERICAN CENTURY(R) VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.13   $   0.89   $   1.00
Accumulation unit value at end of period                                                     $   1.28   $   1.13   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                        16,423      8,977      2,837

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.11   $   1.04   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         2,458      1,272        211

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2 )
Accumulation unit value at beginning of period                                               $   0.95   $   0.93         --
Accumulation unit value at end of period                                                     $   1.03   $   0.95         --
Number of accumulation units outstanding at end of period (000 omitted)                         2,067      1,338         --

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.09   $   1.04   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                        27,602     15,940      3,592

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.23   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.52   $   1.23   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                        30,787     15,111      4,182

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.17   $   0.83   $   1.00
Accumulation unit value at end of period                                                     $   1.32   $   1.17   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                         7,474      2,900        553

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.36   $   1.01   $   1.00
Accumulation unit value at end of period                                                     $   1.77   $   1.36   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                        17,231      9,166      2,887

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.20   $   0.92   $   1.00
Accumulation unit value at end of period                                                     $   1.47   $   1.20   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                         8,980      5,248      2,075

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.10   $   0.89   $   1.00
Accumulation unit value at end of period                                                     $   1.23   $   1.10   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                        13,076      6,742      1,735


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.03   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.17   $   1.03   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         9,922      2,742      1,048

GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.21   $   0.95   $   1.00
Accumulation unit value at end of period                                                     $   1.51   $   1.21   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                        15,049      7,743      2,583

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.64   $   1.00
Accumulation unit value at end of period                                                     $   0.92   $   0.92   $   0.64
Number of accumulation units outstanding at end of period (000 omitted)                           467        428         68

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.05   $   0.79   $   1.00
Accumulation unit value at end of period                                                     $   1.23   $   1.05   $   0.79
Number of accumulation units outstanding at end of period (000 omitted)                         1,500      1,254        681

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.17   $   0.92   $   1.00
Accumulation unit value at end of period                                                     $   1.33   $   1.17   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                         5,816      3,058        499

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.76   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   0.92   $   0.76
Number of accumulation units outstanding at end of period (000 omitted)                         5,399      2,971      1,088

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.96   $   0.72   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.96   $   0.72
Number of accumulation units outstanding at end of period (000 omitted)                         6,311      5,191      2,112

MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.14   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.47   $   1.14   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         3,380      1,670        276

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.15         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         4,318         --         --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.15         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         2,998         --         --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.07         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         7,003         --         --

PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.03   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.18   $   1.03   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         5,442      4,416      1,439

PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.12   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.31   $   1.12   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                           169        132         50

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.94   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.94   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                         2,530      1,776        617


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.09   $   0.86   $   1.00
Accumulation unit value at end of period                                                     $   1.26   $   1.09   $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                         4,043      4,165      2,086

PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.96   $   0.73   $   1.00
Accumulation unit value at end of period                                                     $   1.13   $   0.96   $   0.73
Number of accumulation units outstanding at end of period (000 omitted)                           559        614        267

WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.28   $   0.87   $   1.00
Accumulation unit value at end of period                                                     $   1.66   $   1.28   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                         9,273      4,376      1,523

WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.21   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.41   $   1.21   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                        26,304     13,657      3,732

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.16   $   1.07   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         5,233      3,858      1,279

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (2/13/2002)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                               $   1.05   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.14   $   1.05   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                         1,653        832         81

WELLS FARGO ADVANTAGE OPPORTUNITY FUND* (8/13/2001)
(SUCCESSOR TO STRONG OPPORTUNITY FUND II - ADVISOR CLASS)
Accumulation unit value at beginning of period                                               $   1.01   $   0.75   $   1.00
Accumulation unit value at end of period                                                     $   1.18   $   1.01   $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                         6,990      5,557      2,340
* EFFECTIVE ON OR ABOUT APRIL 11, 2005, THE INVESTOR CLASS AND ADVISOR CLASS
SHARES OF THE STRONG OPPORTUNITY FUND II REORGANIZED INTO THE WELLS FARGO
ADVANTAGE OPPORTUNITY FUND.

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.94   $   0.67   $   1.00
Accumulation unit value at end of period                                                     $   1.06   $   0.94   $   0.67
Number of accumulation units outstanding at end of period (000 omitted)                         2,735      1,772        662


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.99   $   1.00   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   0.99   $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                        15,014     12,047     12,148
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.39% AND 0.39%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.02         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         1,734         --         --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   1.04   $   1.00
Accumulation unit value at end of period                                                     $   1.11   $   1.07   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                        19,654     12,452      5,971

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.15   $   0.83   $   1.00
Accumulation unit value at end of period                                                     $   1.35   $   1.15   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                        17,932      5,976      2,058

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.06   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.15   $   1.06   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         3,400      2,602        889

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.27   $   1.14   $   1.00
Accumulation unit value at end of period                                                     $   1.38   $   1.27   $   1.14
Number of accumulation units outstanding at end of period (000 omitted)                         8,857      4,839      1,529

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.76   $   1.00
Accumulation unit value at end of period                                                     $   0.98   $   0.92   $   0.76
Number of accumulation units outstanding at end of period (000 omitted)                         4,079      2,868        392

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.15   $   0.93   $   1.00
Accumulation unit value at end of period                                                     $   1.27   $   1.15   $   0.93
Number of accumulation units outstanding at end of period (000 omitted)                        25,456     15,576      4,269

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           271         --         --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.03         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           516         --         --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                               $   1.03   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.08   $   1.03   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                         2,482        744         96
* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND AND AXP(R) VARIABLE
PORTFOLIO - STOCK FUND MERGED INTO AXP(R) VARIABLE PORTFOLIO - LARGE CAP
EQUITY FUND ON JULY 9, 2004.

AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.09         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           499         --         --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.15   $   1.07   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                         2,273      1,117        462


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.98   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.98   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                        14,408     12,471      5,049

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.12         --         --
Number of accumulation units outstanding at end of period (000 omitted)                           732         --         --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.20   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.42   $   1.20   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         7,783      5,093      2,665

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.01   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.10   $   1.01   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         9,241      5,428      1,648

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   1.04   $   1.00
Accumulation unit value at end of period                                                     $   1.04   $   1.04   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                        16,700     13,079      7,646

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.24   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.45   $   1.24   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         3,802      2,139        516

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.72   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   0.92   $   0.72
Number of accumulation units outstanding at end of period (000 omitted)                           383        446        161

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                               $   1.25   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.53   $   1.25   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                         1,199        318        121

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (2/13/2002)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                               $   1.08   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.25   $   1.08   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         2,172        496        105

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.99   $   0.78   $   1.00
Accumulation unit value at end of period                                                     $   1.04   $   0.99   $   0.78
Number of accumulation units outstanding at end of period (000 omitted)                         2,736        978        447

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.07   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.22   $   1.07   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         1,591        774        463

AIM V.I. DYNAMICS FUND, SERIES I SHARES (2/13/2002)
(PREVIOUSLY INVESCO VIF - DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   0.97   $   0.71   $   1.00
Accumulation unit value at end of period                                                     $   1.08   $   0.97   $   0.71
Number of accumulation units outstanding at end of period (000 omitted)                           596        554        286

AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (2/13/2002)
(PREVIOUSLY INVESCO VIF - FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   1.11   $   0.87   $   1.00
Accumulation unit value at end of period                                                     $   1.19   $   1.11   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                           915        731        446


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND, SERIES I SHARES* (2/13/2002)
(PREVIOUSLY INVESCO VIF - TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                               $   0.80   $   0.56   $   1.00
Accumulation unit value at end of period                                                     $   0.83   $   0.80   $   0.56
Number of accumulation units outstanding at end of period (000 omitted)                           923        573        157
* INVESCO VIF - TELECOMMUNICATIONS FUND MERGED INTO AIM V.I. TECHNOLOGY FUND,
SERIES I SHARES ON APRIL 30, 2004.

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.05   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.16   $   1.05   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                        11,547      7,339      4,072

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.35   $   0.95   $   1.00
Accumulation unit value at end of period                                                     $   1.67   $   1.35   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                         7,898      3,918      1,371

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.18   $   1.04   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         2,448      1,128        448

AMERICAN CENTURY(R) VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.13   $   0.89   $   1.00
Accumulation unit value at end of period                                                     $   1.27   $   1.13   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                        10,779      5,922      2,396

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.11   $   1.04   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         1,690        769        208

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2 )
Accumulation unit value at beginning of period                                               $   0.95   $   0.91         --
Accumulation unit value at end of period                                                     $   1.02   $   0.95         --
Number of accumulation units outstanding at end of period (000 omitted)                         1,304      1,011         --

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.04   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.09   $   1.04   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                        18,010     11,020      3,508

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.23   $   0.90   $   1.00
Accumulation unit value at end of period                                                     $   1.51   $   1.23   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                        18,934      9,886      3,541

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.17   $   0.83   $   1.00
Accumulation unit value at end of period                                                     $   1.31   $   1.17   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                         5,276      2,292        610

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.35   $   1.01   $   1.00
Accumulation unit value at end of period                                                     $   1.76   $   1.35   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                        12,119      6,601      2,989

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.20   $   0.92   $   1.00
Accumulation unit value at end of period                                                     $   1.46   $   1.20   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                         5,338      3,257      1,610

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.10   $   0.89   $   1.00
Accumulation unit value at end of period                                                     $   1.22   $   1.10   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                         7,311      3,856      1,418


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.03   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.17   $   1.03   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         6,220      2,770      1,483

GOLDMAN SACHS VIT MID CAP VALUE FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.21   $   0.95   $   1.00
Accumulation unit value at end of period                                                     $   1.50   $   1.21   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                        10,047      5,836      2,777

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.63   $   1.00
Accumulation unit value at end of period                                                     $   0.91   $   0.92   $   0.63
Number of accumulation units outstanding at end of period (000 omitted)                           249        279        112

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.05   $   0.79   $   1.00
Accumulation unit value at end of period                                                     $   1.23   $   1.05   $   0.79
Number of accumulation units outstanding at end of period (000 omitted)                         1,006        956        646

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.17   $   0.92   $   1.00
Accumulation unit value at end of period                                                     $   1.33   $   1.17   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                         4,090      2,091        566

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.92   $   0.76   $   1.00
Accumulation unit value at end of period                                                     $   0.99   $   0.92   $   0.76
Number of accumulation units outstanding at end of period (000 omitted)                         3,047      2,246        712

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.95   $   0.72   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.95   $   0.72
Number of accumulation units outstanding at end of period (000 omitted)                         4,567      3,912      1,784

MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.14   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.46   $   1.14   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         2,575      1,371        431

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.15         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         2,391         --         --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.15         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         1,477         --         --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                               $   1.00         --         --
Accumulation unit value at end of period                                                     $   1.06         --         --
Number of accumulation units outstanding at end of period (000 omitted)                         4,223         --         --

PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.03   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.18   $   1.03   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                         3,078      2,659      1,189

PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.12   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.31   $   1.12   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                           205        135         50

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.94   $   0.80   $   1.00
Accumulation unit value at end of period                                                     $   1.00   $   0.94   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                         1,649      1,108        583


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                            2004       2003       2002
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.09   $   0.86   $   1.00
Accumulation unit value at end of period                                                     $   1.25   $   1.09   $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                         2,995      2,797      1,392

PUTNAM VT VISTA FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.96   $   0.73   $   1.00
Accumulation unit value at end of period                                                     $   1.12   $   0.96   $   0.73
Number of accumulation units outstanding at end of period (000 omitted)                           413        417        192

WANGER INTERNATIONAL SMALL CAP (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.28   $   0.87   $   1.00
Accumulation unit value at end of period                                                     $   1.65   $   1.28   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                         5,817      2,667      1,055

WANGER U.S. SMALLER COMPANIES (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.20   $   0.85   $   1.00
Accumulation unit value at end of period                                                     $   1.40   $   1.20   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                        15,408      8,442      3,131

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   1.06   $   0.88   $   1.00
Accumulation unit value at end of period                                                     $   1.15   $   1.06   $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                         2,738      2,182        770

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (2/13/2002)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                               $   1.05   $   0.81   $   1.00
Accumulation unit value at end of period                                                     $   1.13   $   1.05   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                           551        374         80

WELLS FARGO ADVANTAGE OPPORTUNITY FUND* (8/13/2001)
(SUCCESSOR TO STRONG OPPORTUNITY FUND II - ADVISOR CLASS)
Accumulation unit value at beginning of period                                               $   1.01   $   0.75   $   1.00
Accumulation unit value at end of period                                                     $   1.18   $   1.01   $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                         3,698      3,344      1,985
* EFFECTIVE ON OR ABOUT APRIL 11, 2005, THE INVESTOR CLASS AND ADVISOR CLASS
SHARES OF THE STRONG OPPORTUNITY FUND II REORGANIZED INTO THE WELLS FARGO
ADVANTAGE OPPORTUNITY FUND.

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (2/13/2002)
Accumulation unit value at beginning of period                                               $   0.94   $   0.67   $   1.00
Accumulation unit value at end of period                                                     $   1.05   $   0.94   $   0.67
Number of accumulation units outstanding at end of period (000 omitted)                         1,643      1,441        387



FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.


The SAI does not include audited financial statements for subaccounts that are new and did not have any activity as of the financial statement date.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "About the Service Providers -- Issuer and Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE: Purchase payments and contract value you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -         Maximum current income consistent with                AEFC
Cash Management Fund                liquidity and stability of principal. Invests
                                    primarily in money market instruments, such
                                    as marketable debt obligations issued by
                                    corporations or the U.S. government or its
                                    agencies, bank certificates of deposit,
                                    bankers' acceptances, letters of credit, and
                                    commercial paper, including asset-backed
                                    commercial paper.

AXP(R) Variable Portfolio -         High total return through current income and          AEFC
Core Bond Fund                      capital appreciation. Under normal market
                                    conditions, the Fund invests at least 80% of
                                    its net assets in bonds and other debt
                                    securities. Although the Fund is not an
                                    index fund, it invests primarily in
                                    securities like those included in the Lehman
                                    Brothers Aggregate Bond Index, which are
                                    investment grade and denominated in U.S.
                                    dollars. The Index includes securities
                                    issued by the U.S. government, corporate
                                    bonds, and mortgage- and asset-backed
                                    securities. The Fund will not invest in
                                    securities rated below investment grade,
                                    although it may hold securities that have
                                    been downgraded.

AXP(R) Variable Portfolio -         High level of current income while attempting         AEFC
Diversified Bond Fund               to conserve the value of the investment and
                                    continuing a high level of income for the
                                    longest period of time. Under normal market
                                    conditions, the Fund invests at least 80% of
                                    its net assets in bonds and other debt
                                    securities. At least 50% of the Fund's net
                                    assets will be invested in securities like
                                    those included in the Lehman Brothers
                                    Aggregate Bond Index, which are investment
                                    grade and denominated in U.S. dollars. The
                                    Index includes securities issued by the U.S.
                                    government, corporate bonds, and mortgage-
                                    and asset-backed securities. Although the
                                    Fund emphasizes high- and medium-quality
                                    debt securities, it will assume some credit
                                    risk to achieve higher yield and/or capital
                                    appreciation by buying lower-quality bonds.

AXP(R) Variable Portfolio -         High level of current income and, as a                AEFC
Diversified Equity Income           secondary goal, steady growth of capital. Under
Fund                                normal market conditions, the Fund invests at
                                    least 80% of its net assets in dividend-paying
                                    common and preferred stocks.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -         Growth of capital. Under normal market                AEFC
Equity Select Fund                  conditions, the Fund invests at least 80% of
                                    its net assets in equity securities of
                                    medium-sized companies.

AXP(R) Variable Portfolio -         High total return through income and growth of        AEFC
Global Bond Fund                    capital. Non-diversified mutual fund that
                                    invests primarily in debt obligations of
                                    U.S. and foreign issuers. Under normal
                                    market conditions, the Fund invests at least
                                    80% of its net assets in investment-grade
                                    corporate or government debt obligations
                                    including money market instruments of
                                    issuers located in at least three different
                                    countries.

AXP(R) Variable Portfolio -         Long-term capital growth. Invests primarily in        AEFC
Growth Fund                         common stocks that appear to offer growth
                                    opportunities.

AXP(R) Variable Portfolio -         High current income, with capital growth as a         AEFC
High Yield Bond Fund                secondary objective. Under normal market
                                    conditions, the Fund invests at least 80% of
                                    its net assets in high-yielding, high-risk
                                    corporate bonds (junk bonds) issued by U.S. and
                                    foreign companies and governments.

AXP(R) Variable Portfolio -         High total return through current income and          AEFC
Income Opportunities Fund           capital appreciation. Under normal market
                                    conditions, invests primarily in
                                    income-producing debt securities with an
                                    emphasis on the higher rated segment of the
                                    high-yield (junk bond) market.

AXP(R) Variable Portfolio -         Total return that exceeds the rate of inflation       AEFC
Inflation Protected                 over the long-term. Non-diversified mutual fund
Securities Fund                     that, under normal market conditions, invests
                                    at least 80% of its net assets in
                                    inflation-protected debt securities.

AXP(R) Variable Portfolio -         Capital appreciation. Under normal market             AEFC
Large Cap Equity Fund               conditions, the Fund invests at least 80% of
                                    its net assets in equity securities of
(previously AXP(R) Variable         companies with market capitalization greater
Portfolio - Capital Resource        than $5 billion at the time of purchase.
Fund. Also, effective 7/9/2004,
AXP(R) Variable Portfolio - Blue
Chip Advantage Fund and AXP(R)
Variable Portfolio - Stock Fund
merged into this fund.)


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


FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -         Long-term growth of capital. Under normal             AEFC
Large Cap Value Fund                market conditions, the fund invests at least
                                    80% of its net assets in equity securities
                                    of companies with a market capitalization
                                    greater than $5 billion at the time of
                                    purchase.

AXP(R) Variable Portfolio -         Maximum total investment return through a             AEFC
Managed Fund                        combination of capital growth and current
                                    income. Invests primarily in a combination of
                                    common and preferred stocks, bonds and other
                                    debt securities.

AXP(R) Variable Portfolio -         Long-term growth of capital. Under normal             AEFC
Mid Cap Value Fund                  circumstances, the Fund invests at least 80%
                                    of its net assets (including the amount of any
(available on or about              borrowings for investment purposes) in equity
5/2/2005)                           securities of medium-sized companies.

AXP(R) Variable Portfolio -         Long-term growth of capital. Invests primarily        AEFC
NEW DIMENSIONS FUND(R)              in common stocks showing potential for
                                    significant growth.

AXP(R) Variable Portfolio -         Long-term growth of capital. Invests primarily        AEFC, adviser; GAMCO Investors,
Partners Select Value Fund          in common stocks, preferred stocks and                Inc., subadviser.
                                    securities convertible into common stocks
                                    that are listed on a nationally recognized
                                    securities exchange or traded on the NASDAQ
                                    National Market System of the National
                                    Association of Securities Dealers. The Fund
                                    invests in mid-cap companies as well as
                                    companies with larger and smaller market
                                    capitalizations.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests               AEFC, adviser; Goldman Sachs Asset
Partners Small Cap Value Fund       primarily in equity securities. Under normal          Management, L.P., Royce &
                                    market conditions, at least 80% of the Fund's         Associates, LLC, Donald Smith & Co.,
                                    net assets will be invested in companies with         Inc., Franklin Portfolio Associates
                                    market capitalization of less than $2 billion         LLC and Barrow, Hanley, Mewhinney &
                                    or that fall within the range of the Russell          Strauss, Inc., subadvisers.
                                    2000(R) Value Index.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests               AEFC
S&P 500 Index Fund                  primarily in securities of large-capitalization
                                    stocks of U.S. companies that are expected to
                                    provide investment results that correspond to
                                    the performance of the S&P 500(R) Index.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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                                       36

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -         A high level of current income and safety of          AEFC
Short Duration U.S.                 principal consistent with an investment in
Government Fund                     U.S. government and government agency
                                    securities. Under normal market conditions, at
                                    least 80% of the Fund's net assets are invested
                                    in securities issued or guaranteed as to
                                    principal and interest by the U.S. government,
                                    its agencies or instrumentalities.

AXP(R) Variable Portfolio -         Long-term capital growth. Under normal market         AEFC, adviser; Kenwood Capital
Small Cap Advantage Fund            conditions, at least 80% of the Fund's net            Management LLC, subadviser.
                                    assets are invested in equity securities of
                                    companies with market capitalization of up
                                    to $2 billion or that fall within the range
                                    of the Russell 2000(R) Index at the time of
                                    investment.

AXP(R) Variable Portfolio -         Capital appreciation. Under normal market             AEFC
Strategy Aggressive Fund            conditions, at least 65% of the Fund's total
                                    assets are invested in equity securities.

AXP(R) Variable Portfolio -         Long-term capital growth. Under normal market         AEFC, adviser; Threadneedle
Threadneedle Emerging               conditions, the Fund invests at least 80% of          International Limited, an indirect
Markets Fund                        its net assets in equity securities of emerging       wholly-owned subsidiary of AEFC,
                                    market companies.                                     subadviser.
(previously AXP(R) Variable
Portfolio - Emerging Markets
Fund)

AXP(R) Variable Portfolio -         Capital appreciation. Invests primarily in            AEFC, adviser; Threadneedle
Threadneedle International          equity securities of foreign issuers that offer       International Limited, an indirect
Fund                                strong growth potential.                              wholly-owned subsidiary of AEFC,
                                                                                          subadviser.
(previously AXP(R) Variable
Portfolio - International Fund)

AIM V.I. Capital Appreciation       Growth of capital. Invests principally in             A I M Advisors, Inc.
Fund, Series II Shares              common stocks of companies likely to benefit
                                    from new or innovative products, services or
                                    processes as well as those with
                                    above-average long-term growth and excellent
                                    prospects for future growth. The fund can
                                    invest up to 25% of its total assets in
                                    foreign securities that involve risks not
                                    associated with investing solely in the
                                    United States.

AIM V.I. Capital Development        Long-term growth of capital. Invests primarily        A I M Advisors, Inc.
Fund, Series II Shares              in securities (including common stocks,
                                    convertible securities and bonds) of small-
                                    and medium-sized companies. The fund may
                                    invest up to 25% of its total assets in
                                    foreign securities.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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                                       37

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund,             Capital growth. Invests at least 65% of its net       A I M Advisors, Inc.
Series I Shares                     assets primarily in common stocks of mid-sized
                                    companies, companies included in the Russell
(previously INVESCO VIF -           Midcap(R) Growth Index at the time of purchase.
Dynamics Fund, Series I             The Fund also has the flexibility to invest in
Shares)                             other types of securities, including preferred
                                    stocks, convertible securities and bonds.

AIM V.I. Financial Services         Capital growth. Actively managed. Invests at          A I M Advisors, Inc.
Fund, Series I Shares               least 80% of its net assets in the equity
                                    securities and equity-related instruments of
(previously INVESCO VIF -           companies involved in the financial services
Financial Services Fund,            sector. These companies include, but are not
Series I Shares)                    limited to, banks, insurance companies,
                                    investment and miscellaneous industries
                                    (asset managers, brokerage firms, and
                                    government-sponsored agencies and suppliers
                                    to financial services companies).

AIM V.I. Technology Fund,           Capital growth. The Fund is actively managed.         A I M Advisors, Inc.
Series I Shares                     Invests at least 80% of its net assets in equity
                                    securities and equity-related instruments of
(previously INVESCO VIF -           companies engaged in technology-related
Technology Fund, Series I           industries. These include, but are not limited
Shares)                             to, various applied technologies, hardware,
                                    software, semiconductors, telecommunications
                                    equipment and services, and service-related
                                    companies in information technology. Many of
                                    these products and services are subject to
                                    rapid obsolescence, which may lower the
                                    market value of securities of the companies
                                    in this sector.

AllianceBernstein VP Growth         Reasonable current income and reasonable              Alliance Capital Management L.P.
and Income Portfolio (Class B)      appreciation. Invests primarily in
                                    dividend-paying common stocks of good quality.

AllianceBernstein VP                Long-term growth of capital. Invests primarily        Alliance Capital Management L.P.
International Value Portfolio       in a diversified portfolio of foreign equity
(Class B)                           securities.

American Century(R) VP              Capital growth, with income as a secondary            American Century Investment
International, Class II             objective. Invests primarily in stocks of             Management, Inc.
                                    growing foreign companies in developed countries.

American Century(R) VP Value,       Long-term capital growth, with income as a            American Century Investment
Class II                            secondary objective. Invests primarily in             Management, Inc.
                                    stocks of companies that management believes
                                    to be undervalued at the time of purchase.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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                                       38

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.       Income and capital growth. Invests primarily in       Calvert Asset Management Company,
Social Balanced Portfolio           stocks, bonds and money market instruments            Inc. (CAMCO), investment adviser.
                                    which offer income and capital growth                 SsgA Funds Management, Inc. and New
                                    opportunity and which satisfy the investment          Amsterdam Partners, LLP are the
                                    and social criteria.                                  investment subadvisers.

Evergreen VA Fundamental            Capital growth with the potential for current         Evergreen Investment Management
Large Cap Fund - Class 2            income. Invests primarily in common stocks of         Company, LLC
                                    medium- and large-sized U.S. companies whose
(previously Evergreen VA            market capitalizations at time of purchase fall
Growth and Income Fund -            within the range tracked by the Russell 1000(R)
Class 2)                            Index.

Fidelity(R) VIP Growth &            Seeks high total return through a combination         Fidelity Management & Research
Income Portfolio Service            of current income and capital appreciation.           Company (FMR), investment manager;
Class 2                             Normally invests a majority of assets in common       FMR U.K., FMR Far East,
                                    stocks with a focus on those that pay current         sub-investment advisers.
                                    dividends and show potential for capital
                                    appreciation. May invest in bonds, including
                                    lower-quality debt securities, as well as
                                    stocks that are not currently paying dividends,
                                    but offer prospects for future income or
                                    capital appreciation. Invests in domestic and
                                    foreign issuers. The Fund invests in either
                                    "growth" stocks or "value" stocks or both.

Fidelity(R) VIP Mid Cap             Long-term growth of capital. Normally invests         Fidelity Management & Research
Portfolio Service Class 2           primarily in common stocks. Normally invests at       Company (FMR), investment manager;
                                    least 80% of assets in securities of companies        FMR U.K., FMR Far East,
                                    with medium market capitalizations. May invest        sub-investment advisers.
                                    in companies with smaller or larger market
                                    capitalizations. Invests in domestic and
                                    foreign issuers. The Fund invests in either
                                    "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas            Long-term growth of capital. Normally invests         Fidelity Management & Research
Portfolio Service Class 2           primarily in common stocks of foreign                 Company (FMR), investment manager;
                                    securities. Normally invests at least 80% of          FMR U.K., FMR Far East, Fidelity
                                    assets in non-U.S. securities.                        International Investment Advisors
                                                                                          (FIIA) and FIIA U.K., sub-investment
                                                                                          advisers.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real Estate         Capital appreciation, with current income as a        Franklin Advisers, Inc.
Fund - Class 2                      secondary goal. The Fund normally invests at
                                    least 80% of its net assets in investments of
                                    companies operating in the real estate sector.

FTVIPT Franklin Small Cap           Long-term total return. The Fund normally             Franklin Advisory Services, LLC
Value Securities Fund - Class 2     invests at least 80% of its net assets in
                                    investments of small capitalization companies,
                                    and invests primarily to predominantly in
                                    equity securities. For this Fund,
                                    small-capitalization companies are those with
                                    market capitalization values not exceeding
                                    $2.5 billion, at the time of purchase.

FTVIPT Mutual Shares                Capital appreciation, with income as a secondary      Franklin Mutual Advisers, LLC
Securities Fund - Class 2           goal. The Fund normally invests mainly in U.S.
                                    equity securities and substantially in
                                    undervalued stocks, risk arbitrage securities
                                    and distressed companies.

Goldman Sachs VIT CORE(SM)          Seeks long-term growth of capital and dividend        Goldman Sachs Asset Management, L.P.
U.S. Equity Fund                    income. The Fund invests, under normal
                                    circumstances, at least 95% of its total assets
CORE(SM) is a registered            (not including securities lending collateral and
service mark of Goldman,            any investment of that collateral) measured at
Sachs & Co.                         time of purchase in a diversified portfolio of
                                    equity investments in U.S. issuers, including
                                    foreign companies that are traded in the
                                    United States. The Fund's investments are
                                    selected using both a variety of quantitative
                                    techniques and fundamental research in
                                    seeking to maximize the Fund's expected
                                    return, while maintaining risk, style,
                                    capitalization and industry characteristics
                                    similar to the S&P 500 Index. The Fund seeks
                                    a broad representation in most major sectors
                                    of the U.S. economy and a portfolio
                                    consisting of companies with average
                                    long-term earnings growth expectations and
                                    dividend yields. The Fund is not required to
                                    limit its investments to securities in the
                                    S&P 500.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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                                       40

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap           The Goldman Sachs VIT Mid Cap Value Fund seeks        Goldman Sachs Asset Management, L.P.
Value Fund                          long-term capital appreciation. The Fund
                                    invests, under normal circumstances, at least
                                    80% of its net assets plus any borrowing for
                                    investment purposes (measured at time of
                                    purchase) in a diversified portfolio of
                                    equity investments in mid-capitalization
                                    issuers within the range of the market
                                    capitalization of companies constituting the
                                    Russell Midcap Value Index at the time of
                                    investments. If the market capitalization of
                                    a company held by the Fund moves outside this
                                    range, the Fund may, but is not required to
                                    sell the securities. The capitalization range
                                    of the Russell Midcap Value Index is
                                    currently between $276 million and $14.9
                                    billion. Although the Fund will invest
                                    primarily in publicly traded U.S. securities,
                                    it may invest up to 25% of its net assets in
                                    foreign securities of issuers in emerging
                                    countries, and securities quoted in foreign
                                    currencies.

Janus Aspen Series Global           Long-term growth of capital. Non-diversified          Janus Capital
Technology Portfolio:               mutual fund that invests, under normal
Service Shares                      circumstances, at least 80% of its net assets in
                                    securities of companies that the portfolio
                                    manager believes will benefit significantly
                                    from advances or improvements in technology.
                                    It implements this policy by investing
                                    primarily in equity securities of U.S. and
                                    foreign companies selected for their growth
                                    potential.

Janus Aspen Series                  Long-term growth of capital. Invests, under           Janus Capital
International Growth                normal circumstances, at least 80% of its net
Portfolio: Service Shares           assets in securities of issuers from at least
                                    five different countries, excluding the
                                    United States. Although the Portfolio intends
                                    to invest substantially all of its assets in
                                    issuers located outside the United States, it
                                    may at times invest in U.S. issuers and under
                                    unusual circumstances, it may invest all of
                                    its assets in fewer than five countries or
                                    even a single country.

Lazard Retirement                   Long-term capital appreciation. Invests               Lazard Asset Management, LLC
International Equity                primarily in equity securities, principally
Portfolio                           common stocks, of relatively large non-U.S.
                                    companies with market capitalizations in the
                                    range of the Morgan Stanley Capital
                                    International (MSCI) Europe, Australia and
                                    Far East (EAFE(R) ) Index that the Investment
                                    Manager believes are undervalued based on
                                    their earnings, cash flow or asset values.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock       Long-term growth of capital and future income.        MFS Investment Management(R)
Series - Service Class              Invests at least 80% of its net assets in common
                                    stocks and related securities of companies
                                    which MFS(R) believes offer better than
                                    average prospects for long-term growth.

MFS(R) New Discovery Series -       Capital appreciation. Invests at least 65% of         MFS Investment Management(R)
Service Class                       its net assets in equity securities of emerging
                                    growth companies.

MFS(R) Utilities Series -           Capital growth and current income. Invests            MFS Investment Management(R)
Service Class                       primarily in equity and debt securities of
                                    domestic and foreign companies in the utilities
                                    industry.

Oppenheimer Global Securities       Long-term capital appreciation. Invests mainly        OppenheimerFunds, Inc.
Fund/VA, Service Shares             in common stocks of U.S. and foreign issuers
                                    that are "growth-type" companies, cyclical
                                    industries and special situations that are
                                    considered to have appreciation
                                    possibilities.

Oppenheimer Main Street Small       Seeks capital appreciation. Invests mainly in         OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares         common stocks of small-capitalization U.S.
                                    companies that the fund's investment manager
                                    believes have favorable business trends or
                                    prospects.

Oppenheimer Strategic Bond          High level of current income principally derived      OppenheimerFunds, Inc.
Fund/VA, Service Shares             from interest on debt securities. Invests mainly
                                    in three market sectors: debt securities of
                                    foreign governments and companies, U.S.
                                    government securities and lower-rated high yield
                                    securities of U.S. and foreign companies.

Pioneer Equity Income VCT           Current income and long-term growth of capital        Pioneer Investment Management, Inc.
Portfolio - Class II Shares         from a portfolio consisting primarily of income
                                    producing equity securities of U.S.
                                    corporations. Normally, the portfolio invests
                                    at least 80% of its total assets in income
                                    producing equity securities of U.S. issuers.
                                    The income producing equity securities in
                                    which the portfolio may invest include common
                                    stocks, preferred stocks and interests in
                                    real estate investment trust (REITs) The
                                    remainder of the portfolio may be invested in
                                    debt securities, most of which are expected
                                    to be convertible into common stocks. The
                                    portfolio may invest up to 25% of its total
                                    assets in REITs.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio        Long-term growth of capital. Normally, the            Pioneer Investment Management, Inc.
- Class II Shares                   portfolio invests at least 80% of its total
                                    assets in equity securities of European
                                    issuers. For purposes of the portfolio's
                                    investment policies, equity investments
                                    include common stocks, convertible debt and
                                    securities with common stock characteristics,
                                    such as preferred stocks, rights, depositary
                                    receipts and warrants. The portfolio may also
                                    purchase and sell forward foreign currency
                                    exchange contracts in Europe currencies in
                                    connection with its investments.

Putnam VT Health Sciences           Capital appreciation. The fund pursues its goal       Putnam Investment Management, LLC
Fund - Class IB Shares              by investing mainly in common stocks of
                                    companies in the health sciences industries,
                                    with a focus on growth stocks. Under normal
                                    circumstances, the fund invests at least 80%
                                    of its net assets in securities of (a)
                                    companies that derive at least 50% of their
                                    assets, revenues or profits from the
                                    pharmaceutical, health care services, applied
                                    research and development and medical
                                    equipment and supplies industries, or (b)
                                    companies Putnam Management thinks have the
                                    potential for growth as a result of their
                                    particular products, technology, patents or
                                    other market advantages in the health
                                    sciences industries.

Putnam VT International             Capital appreciation. The fund pursues its goal       Putnam Investment Management, LLC
Equity Fund - Class IB Shares       by investing mainly in common stocks of
                                    companies outside the United States that
                                    Putnam Management believes have favorable
                                    investment potential. Under normal
                                    circumstances, the fund invests at least 80%
                                    of its net assets in equity investments.

Putnam VT Vista Fund -  Class       Capital appreciation. The fund pursues its goal       Putnam Investment Management, LLC
IB Shares                           by investing mainly in common stocks of U.S.
                                    companies, with a focus on growth stocks.

Wanger International Small          Long-term growth of capital. Invests primarily        Columbia Wanger Asset Management, L.P.
Cap                                 in stocks of companies based outside the U.S.
                                    with market capitalizations of less than $3
                                    billion at time of initial purchase.

Wanger U.S. Smaller Companies       Long-term growth of capital. Invests primarily        Columbia Wanger Asset Management, L.P.
                                    in stocks of small- and medium-size U.S.
                                    companies with market capitalizations of less
                                    than $5 billion at time of initial purchase.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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                                       43

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                    INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Asset         Long-term total return consistent with                Wells Fargo Funds Management, LLC,
Allocation Fund                     reasonable risk. The Fund invests in equity and       adviser; Wells Capital Management
                                    fixed income securities with an emphasis on           Incorporated, subadviser.
                                    equity securities. The Fund does not select
                                    individual securities for investment, rather, it
                                    buys substantially all of the securities of
                                    various indexes to replicate such indexes. The
                                    Fund invests the equity portion of its assets in
                                    common stocks to replicate the S&P 500 Index,
                                    and invests the fixed income portion of its
                                    assets in U.S. Treasury Bonds to replicate the
                                    Lehman Brothers 20+ Treasury Index. The Fund
                                    seeks to maintain a 95% or better performance
                                    correlation with the respective indexes, before
                                    fees and expenses, regardless of market
                                    conditions. The Fund's "neutral" target
                                    allocation is 60% equity securities and 40%
                                    fixed income securities.

Wells Fargo Advantage               Long-term capital appreciation. The Fund seeks        Wells Fargo Funds Management, LLC,
International Core Fund             long-term capital appreciation by investing in        adviser; New Star Institutional
                                    principally in non-U.S. securities, with focus        Managers Limited, subadviser.
(previously Wells Fargo VT          on companies with strong growth potential that
International Equity Fund)          offer relative values. These companies typically
                                    have distinct competitive advantages, high or
                                    improving returns invested capital and a
                                    potential for positive earnings surprise. The
                                    Fund may invest in emerging markets.

Wells Fargo Advantage               Seeks long-term capital appreciation. We invest       Wells Fargo Funds Management, LLC,
Opportunity Fund                    in equity securities of medium-capitalization         adviser; Wells Capital Management
                                    companies that we believe are under-priced yet,       Incorporated, subadviser.
(successor to Strong                have attractive growth prospects.
Opportunity Fund II - Advisor
Class)

Wells Fargo Advantage Small         Long-term capital appreciation. Focus is on           Wells Fargo Funds Management, LLC,
Cap Growth Fund                     companies believed to have above-average growth       adviser; Wells Capital Management
                                    potential or that may be involved in new or           Incorporated, subadviser.
                                    innovative products, services and processes.
                                    Invests principally in securities of companies
                                    with market capitalizations equal to or lower
                                    than the company with the largest market
                                    capitalization in the Russell 2000 Index, which
                                    is considered a small capitalization index that
                                    is expected to change frequently.


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                                       44

THE FIXED ACCOUNT


You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and IDS Life's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our home office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger.


When you apply, you may select among the following (if available in your state):


-    the optional MAV rider;(1)

-    the optional EEB rider;(1)

-    the optional EEP rider;(1)

-    the fixed account and/or subaccounts in which you want to invest;

-    how you want to make purchase payments;

-    a beneficiary; and

- under RAVA Advantage, the length of the surrender charge period (seven or ten years).(2)

(1) You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and EEP. Riders may not be available in all states. The MAV, EEB and EEP are only available if you and the annuitant are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.

(2) The ten-year surrender charge schedule under RAVA Advantage is not available for contracts issued in Oregon. For RAVA Advantage contracts issued in Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.


The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in even 1% increments. For contracts issued on or after July 1, 2003, the amount of any purchase payment allocated to the fixed account cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect.

If your application is complete, we will process it and apply your purchase payment and purchase payment credits to the fixed account and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE SETTLEMENT DATE


Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-    no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for these contracts.


BENEFICIARY


If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS


MINIMUM ALLOWABLE PURCHASE PAYMENTS*

If paying by installments under a scheduled payment plan:
   $23.08 biweekly, or
   $50 per month

                                                  RAVA ADVANTAGE    RAVA SELECT
If paying by any other method:
   initial payment for qualified annuities            $ 1,000         $ 2,000
   initial payment for nonqualified annuities           2,000          10,000
   for any additional payments                             50              50

* Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS** based on the age of you or the annuitant, whoever is older, on the effective date of the contract:


                                                  RAVA ADVANTAGE    RAVA SELECT
For the first year:
   through age 85                                 $ 1,000,000***     $ 999,999
   for ages 86 to 90                                  100,000          100,000

For each subsequent year:
   through age 85                                     100,000          100,000
   for ages 86 to 90                                   50,000           50,000


 ** These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

*** For RAVA Advantage contracts with initial purchase payments of more than $999,999, our home office approval is required.


For RAVA Advantage, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1.   a partial surrender from the fixed account; or

2.   a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1    BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2    BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-    a bank authorization.


PURCHASE PAYMENT CREDITS

FOR RAVA ADVANTAGE: we add a credit to your contract in the amount of:

-    1% of each purchase payment received:

     -- if you elect the ten-year surrender charge schedule for your contract*;
        OR

     -- if you elect the seven-year surrender charge schedule for your contract
        AND your initial purchase payment to the contract is at least $100,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* AND your initial purchase payment to the contract is at least $100,000.

To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.

Surrender charges under RAVA Advantage may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA SELECT: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000.

We will not assess a charge equal to the amount of the purchase payment credits upon payment of a death benefit or surrender.

Expenses under RAVA Select may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing this contract. We pay for the credits under RAVA Select primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

* The ten-year surrender charge under RAVA Advantage is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief - Free look period.")

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.


CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                                  RAVA ADVANTAGE    RAVA SELECT
For nonqualified annuities                             0.95%           1.20%
For qualified annuities                                0.75%           1.00%

This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.25%(2) of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date, and it does not apply after annuity payouts begin or when we pay death benefits.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EEB RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEP RIDER FEE


We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.40% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and the EEP. Riders may not be available in all states. The MAV, EEB and EEP riders are only available if you and the annuitant are age 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.

(2) For contracts purchased before May 1, 2003, the MAV rider fee for RAVA Advantage and RAVA Select is 0.15%.

SURRENDER CHARGE


If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. For RAVA Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA is defined as the greater of:

-    10% of the contract value on the prior contract anniversary*, and

-    current contract earnings.

* We consider your purchase payment and any purchase payment credit applied on the first day payments are received, to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA ADVANTAGE:


For purposes of calculating any surrender charge under RAVA Advantage, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.


We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                     SEVEN-YEAR SCHEDULE                                        TEN-YEAR SCHEDULE*
NUMBER OF COMPLETED YEARS FROM    SURRENDER CHARGE       NUMBER OF COMPLETED YEARS FROM   SURRENDER CHARGE
DATE OF EACH PURCHASE PAYMENT        PERCENTAGE           DATE OF EACH PURCHASE PAYMENT      PERCENTAGE
               0                         7%                             0                        8%
               1                         7                              1                        8
               2                         7                              2                        8
               3                         6                              3                        7
               4                         5                              4                        7
               5                         4                              5                        6
               6                         2                              6                        5
               7                         0                              7                        4
                                                                        8                        3
                                                                        9                        2
                                                                       10                        0

* The ten-year surrender charge schedule under RAVA Advantage is not available in Oregon. For contracts issued in Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

SURRENDER CHARGE UNDER RAVA SELECT (EXCEPT TEXAS):

For purposes of calculating any surrender charge under RAVA Select, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:


                     CONTRACT YEAR               SURRENDER CHARGE PERCENTAGE
                          1                                  7%
                          2                                  7
                          3                                  7
                          Thereafter                         0

SURRENDER CHARGE UNDER RAVA SELECT IN TEXAS:

For purposes of calculating any surrender charge under RAVA Select in Texas, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:


                                                                 SURRENDER CHARGE PERCENTAGE
                                                      (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                    IN CONTRACT YEAR
                  PAYMENTS MADE IN CONTRACT YEAR          1          2           3      THEREAFTER
                                1                         8%         7%          6%         0%
                                2                                    8           7          0
                                3                                                8          0
                                Thereafter                                                  0

PARTIAL SURRENDERS UNDER RAVA ADVANTAGE AND RAVA SELECT

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

For an example, see Appendix A.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


                                               ASSUMED INVESTMENT RATE
                                                3.50%             5.00%
Qualified annuity discount rate                 4.72%             6.22%
Nonqualified annuity discount rate              4.92%             6.42%

WAIVER OF SURRENDER CHARGES


We do not assess surrender charges for:


-    surrenders of any contract earnings;


- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon;


- required minimum distributions from a qualified annuity provided the amount is no greater than the RMDs for the specific contract in force;


- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

-    amounts we refund to you during the free look period*;

-    death benefits*; and

- surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. Under RAVA Advantage, you must provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. Under RAVA Select, you must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 90 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)


* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")


OTHER INFORMATION ON CHARGES: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:


- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

-    plus interest credited;


- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

-    minus any prorated portion of the contract administrative charge;

-    minus any prorated portion of the MAV rider fee (if selected);

-    minus any prorated portion of the EEB rider fee (if selected); and

-    minus any prorated portion of the EEP rider fee (if selected).


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial surrenders;

-    surrender charges;

and a deduction of:

-    a prorated portion of the contract administrative charge;

-    a prorated portion of the MAV rider fee (if selected);

-    a prorated portion of the EEB rider fee (if selected); and/or

-    a prorated portion of the EEP rider fee (if selected).

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and


-    mortality and expense risk fees.


MAKING THE MOST OF YOUR CONTRACT


AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                NUMBER
                                                                 AMOUNT                ACCUMULATION            OF UNITS
                                            MONTH               INVESTED                UNIT VALUE             PURCHASED
By investing an equal number
of dollars each month ...                   Jan                    $100                    $20                    5.00
                                            Feb                     100                     18                    5.56
                                            Mar                     100                     17                    5.88
you automatically buy
more units when the
per unit market price is low ... ---->      Apr                     100                     15                    6.67
                                            May                     100                     16                    6.25
                                            Jun                     100                     18                    5.56
                                            Jul                     100                     17                    5.88
                                            Aug                     100                     19                    5.26
and fewer units
when the per unit
market price is high.            ---->      Sept                    100                     21                    4.76
                                            Oct                     100                     20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING


You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary. For contracts issued on or after July 1, 2003, the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 30% of the contract value.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For contracts issued on or after July 1, 2003, the transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1    BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)*and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders:              $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:              Contract value or entire account balance


* Failure to provide your Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2    BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT
Transfers or surrenders:        $50

MAXIMUM AMOUNT
Transfers or surrenders:        None (except for automated transfers from the
                                fixed account)

3    BY PHONE

Call between 7 a.m. and 7 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

MINIMUM AMOUNT
Transfers or surrenders:        $250 or entire account balance

MAXIMUM AMOUNT
Transfers:                      Contract value or entire account balance
Surrenders:                     $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS


You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1    BY REGULAR OR EXPRESS MAIL

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2    BY WIRE

-    request that payment be wired to your bank;

-    bank account must be in the same ownership as your contract; and

-    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").


- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits.") In addition, the terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, the MAV will be set equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-    contract value;

-    purchase payments minus adjusted partial surrenders; or


- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.


If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

      PS = the partial surrender including any applicable surrender charge.

      DB = is the death benefit on the date of (but prior to) the partial surrender.

      CV = the contract value on the date of (but prior to) the partial surrrender.


EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2005.

- On Jan 1, 2011 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2011 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

      We calculate the death benefit on March 1, 2011 as follows:


         The contract value on the most recent sixth contract anniversary:                                  $30,000.00
         plus purchase payments made since that anniversary:                                                     +0.00
         minus adjusted partial surrenders taken since that anniversary calculated as:

         $1,500 x $30,000
         ----------------
             $28,000                                                                                         -1,607.14
                                                                                                            ----------
         for a death benefit of:                                                                            $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitaions and/or restrictions of those features or riders just as if they were purchasing a new contract.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


- If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitaions and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)


The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.


The EEB provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

     - the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

     -    MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

     -    MINUS the greater of:

          - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

          - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

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            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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The earnings at death may not be less than zero and may not be more than 250%
multiplied by:

     -    the greater of:

          - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

          - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)


The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you or the annuitant is age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
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The EEP provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                          PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
  CONTRACT YEAR           UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
  One and Two                                  0%                                         0%

  Three and Four                              10%                                      3.75%

  Five or more                                20%                                       7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable PLUS

                 IF YOU AND THE ANNUITANT ARE UNDER AGE 70             IF YOU OR THE ANNUITANT ARE AGE 70
  CONTRACT YEAR  ON THE RIDER EFFECTIVE DATE, ADD...                   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
        1        Zero                                                  Zero

        2        40% x earnings at death (see above)                   15% x earnings at death

    3 & 4        40% x (earnings at death + 25% of                     15% x (earnings at death + 25% of
                 exchange purchase payment*)                           exchange purchase payment*)

       5+        40% x (earnings at death + 50% of                     15% x (earnings at death + 50% of
                 exchange purchase payment*)                           exchange purchase payment*)

* Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.

The company is not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

TERMINATING THE EEP

- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

-    The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse at the time he or she elects to continue the contract has reached age 76, the EEP rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV death benefit amount, if applicable) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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-    PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy of the annuitant or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


SURRENDERS: If you surrender part of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds your investment. If you surrender all of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       65
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WITHHOLDING (INCLUDING IRAs, ROTH IRAs AND SEPs): If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of non-natural ownership, the death of annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death,

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severence from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or

-    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV, EEB AND EEP): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS


ISSUER AND PRINCIPAL UNDERWRITER

IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to 1.25% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-    Our assets may include:

     -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

     -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");

     -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection and allocation of purchase payments and contract value"); and

     -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

     -- fees and expenses we collect from contract owners, including surrender charges; and

     -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection. with your purchase of the contract.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., NO. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX B INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF THESE PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- SURRENDER CHARGES


PARTIAL SURRENDER CHARGE CALCULATION EXAMPLE

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

           AMOUNT REQUESTED               $1,000
       -----------------------    OR      ------  = $1,075.27
       1.00 - SURRENDER CHARGE              .93

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and the applicable prorated MAV, EEB or EEP charge.

SURRENDER CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the surrender charge on a RAVA Advantage contract that contains a seven-year surrender charge schedule with this history:

- The contract date is July 1, 2003 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and

-    We received these payments:

     -- $10,000 July 1, 2003;

     -- $ 8,000 Dec. 31, 2008;

     -- $ 6,000 Feb. 20, 2011; and

- The owner surrenders the contract for its total surrender value of $26,500 on Aug. 5, 2012 and had not made any other surrenders during that contract year; and

-    The prior anniversary July 1, 2012 contract value was $28,000.



SURRENDER CHARGE           EXPLANATION
    $   0                  $2,500 is contract earnings surrendered without charge; and
        0                  $300 is 10% of the prior anniversary contract value that is in excess of contract earnings surrendered without charge (from above).
                           10% of $28,000 = $2,800 - $2,500 = $300
        0                  $10,000 July 1, 2003 payment was received eight or more years before surrender and is surrendered without surrender charge; and
      480                  $8,000 Dec. 31, 2008 payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and
      420                  $6,000 Feb. 20, 2011 payment is surrendered with a 7% surrender charge since there have been 2 completed years from date of purchase payment.
    -----
     $900


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2005.

- On Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2006 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

        Greatest of your contract anniversary contract values:                   $24,000
        plus purchase payments made since that anniversary:                           +0
        minus adjusted partial surrenders, calculated as:
              ($1,500 x $24,000) =                                                -1,636
              ------------------                                                 -------
                    $22,000
        for a death benefit of:                                                  $22,364

EXAMPLE -- EEB DEATH BENEFIT


- You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

- On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit amount (contract value):                                 $110,000
     plus the EEB which equals 40% of earnings
        at death (MAV death benefit amount minus payments not
        previously surrendered):
        0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000


- On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value):                      $110,000
     plus the EEB (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000


- On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2010 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

        $110,000 - ($50,000 x $110,000)=                                         $57,619
                   --------------------
                         $105,000
     plus the EEB (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                              +1,048
                                                                                 -------
     Total death benefit of:                                                     $58,667


- On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2014 equals:


     MAV death benefit amount (contract value):                                 $200,000
     plus the EEB (40% of earnings at death)
        0.40 x 2.50 x ($55,000) =                                                +55,000
                                                                                --------
     Total death benefit of:                                                    $255,000


- On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2014 equals:


     MAV death benefit amount (contract value):                                 $250,000
     plus the EEB (40% of earnings at death)
        0.40 x 2.50 x ($55,000) =                                                +55,000
                                                                                --------
     Total death benefit of:                                                    $305,000


- On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value):                                 $250,000
     plus the EEB which equals 40% of earnings
        at death (the standard death benefit amount minus payments not previously surrendered):
        0.40 x ($250,000 - $105,000) =                                           +58,000
                                                                                --------
     Total death benefit of:                                                    $308,000

EXAMPLE -- EEP DEATH BENEFIT


- You purchase the contract with an exchange purchase payment of $100,000 on Jan. 01, 2005 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

- On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit amount, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit amount (contract value):                                 $110,000
     plus the EEP Part I which equals 40% of earnings
        at death (the MAV death benefit amount minus purchase payments not previously surrendered):
        0.40 x ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000


- On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value):                      $110,000
     plus the EEP Part I (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                            +4,000
     plus the EEP Part II which in the third contract year
        equals 10% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.10 x $100,000 =                                                        +10,000
                                                                                --------
     Total death benefit of:                                                    $124,000

                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2007 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

        $110,000 - ($50,000 x $110,000)=                                         $57,619
                   --------------------
                         $105,000
     plus the EEP Part I (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                              +1,048
     plus the EEP Part II which in the third contract year
        equals 10% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.10 x $55,000 =                                                          +5,500
                                                                                 -------
     Total death benefit of:                                                     $64,167


- On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

- On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


     MAV death benefit amount (contract value):                                 $200,000
     plus the EEP Part I (40% of earnings at death)
        0.40 x (2.50 x $55,000) =                                                +55,000
     plus the EEP Part II which after the fourth contract
        year equals 20% of exchange purchase payments identified
        at issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                                --------
     Total death benefit of:                                                    $266,000


- On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2014 equals:


     MAV death benefit amount (contract value):                                 $250,000
     plus the EEP Part I (40% of earnings at death)
        0.40 x (2.50 x $55,000) =                                                +55,000
     plus the EEP Part II, which after the fourth contract year equals 20%
        of exchange purchase payments identified at issue
        and not previously surrendered: 0.20 x $55,000 =                         +11,000
                                                                                --------
     Total death benefit of:                                                    $316,000


- On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value):                                 $250,000
     plus the EEP Part I which equals 40% of earnings
        at death (the MAV death benefit minus payments not
        previously surrendered):
        0.40 x ($250,000 - $105,000) =                                           +58,000
     plus the EEP Part II, which after the fourth contract
        year equals 20% of exchange purchase payments identified at issue
        and not previously surrendered: 0.20 x $55,000 =                         +11,000
                                                                                --------
     Total death benefit of:                                                    $319,000


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                              p. 3
Rating Agencies                                          p. 4
Principal Underwriter                                    p. 4
Independent Registered Public Accounting Firm            p. 4
Financial Statements


                 AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE /
            RETIREMENT ADVISOR SELECT VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


S-6406 H (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS

RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY - BAND 3

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY FOR:

- current or retired employees of American Express Financial Corporation or its subsidiaries and their spouses (employees),

- current or retired American Express financial advisors and their spouses (advisors), and

- individuals investing an initial purchase payment of $1 million (other individuals).

ISSUED BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)
            70100 AXP Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 862-7919
            americanexpress.com

            IDS LIFE VARIABLE ACCOUNT 10

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds

-    AllianceBernstein Variable Products Series Fund, Inc.

-    American Century(R) Variable Portfolios, Inc.

-    Calvert Variable Series, Inc.

-    Evergreen Variable Annuity Trust

-    Fidelity(R) Variable Insurance Products - Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    Goldman Sachs Variable Insurance Trust (VIT)

-    Janus Aspen Series: Service Shares

-    Lazard Retirement Series, Inc.

-    MFS(R) Variable Insurance Trust(SM)

-    Oppenheimer Variable Account Funds - Service Shares

-    Pioneer Variable Contracts Trust (VCT), Class II Shares


-    Putnam Variable Trust - Class IB Shares


-    Wanger Advisors Trust


-    Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS                                                                     3

THE CONTRACT IN BRIEF                                                         4

EXPENSE SUMMARY                                                               6

CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                  11

FINANCIAL STATEMENTS                                                         15

THE VARIABLE ACCOUNT AND THE FUNDS                                           16

THE FIXED ACCOUNT                                                            28

BUYING YOUR CONTRACT                                                         28

CHARGES                                                                      30

VALUING YOUR INVESTMENT                                                      32

MAKING THE MOST OF YOUR CONTRACT                                             33

SURRENDERS                                                                   37

TSA -- SPECIAL PROVISIONS                                                    38

CHANGING OWNERSHIP                                                           38

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT                          39

OPTIONAL BENEFITS                                                            40

THE ANNUITY PAYOUT PERIOD                                                    44

TAXES                                                                        45

VOTING RIGHTS                                                                48

SUBSTITUTION OF INVESTMENTS                                                  48

ABOUT THE SERVICE PROVIDERS                                                  49

APPENDIX: EXAMPLE - OPTIONAL BENEFITS                                        51

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                 56

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP.


FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    SIMPLE IRAs under Section 408(p) of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Plans under Section 401(k) of the Code

-    Custodial and trusteed plans under Section 401(a) of the Code

-    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider when you purchase the EEB, EEP and/or MAV. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 16)

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. 28)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 28)


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

   FOR EMPLOYEES/ADVISORS:

      If paying by installments under a scheduled payment plan:
            $23.08 biweekly, or
            $50 per month

      If paying by any other method:
            $1,000 initial payment for qualified annuities
            $2,000 initial payment for nonqualified annuities
            $50 for any additional payments

   FOR OTHER INDIVIDUALS:

            $1 million*

MAXIMUM ALLOWABLE PURCHASE PAYMENTS:

   FOR EMPLOYEES/ADVISORS:

      For the first year:
            $2,000,000* for issue ages through 85
            $100,000 for issue ages 86 to 90

      For each subsequent year:
            $100,000 for issue ages through 85
            $50,000 for issue ages 86 to 90

   FOR OTHER INDIVIDUALS:

      For the first year:
            $2,000,000* for issue ages through 85
            $1,000,000* for issue ages 86 to 90

      For each subsequent year:
            $100,000

* For initial purchase payments of more than $999,999, our home office approval is required.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 33)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 37)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 38)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 39)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 40)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 44)

TAXES: Generally income earned on, your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 45)


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE                                                              0%


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                           $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES

(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

MAV RIDER FEE                                                             0.25%*

EEB RIDER FEE                                                             0.30%

EEP RIDER FEE                                                             0.40%

ANNUAL VARIABLE ACCOUNT EXPENSES


(Total annual variable account expenses as a percentage of average daily subaccount value)


MORTALITY AND EXPENSE RISK FEE                                            0.55%

* For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE TOTAL FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                MINIMUM         MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                   .57%            2.85%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                               GROSS TOTAL
                                                                          MANAGEMENT       12b-1     OTHER       ANNUAL
                                                                             FEES           FEES    EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                             .51%           .13%      .05%        .69%(1)
AXP(R) Variable Portfolio - Core Bond Fund                                   .63            .13       .37        1.13(2)
AXP(R) Variable Portfolio - Diversified Bond Fund                            .60            .13       .08         .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                   .64            .13       .09         .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                               .57            .13       .15         .85(1)
AXP(R) Variable Portfolio - Global Bond Fund                                 .83            .13       .12        1.08(1)
AXP(R) Variable Portfolio - Growth Fund                                      .55            .13       .17         .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                             .62            .13       .07         .82(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                        .64            .13       .78        1.55(2)
AXP(R) Variable Portfolio - Inflation Protected Securities Fund              .49            .13       .16         .78(3)
AXP(R) Variable Portfolio - Large Cap Equity Fund                            .65            .13       .07         .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                             .63            .13      2.09        2.85(2)
AXP(R) Variable Portfolio - Managed Fund                                     .59            .13       .06         .78(1)
AXP(R) Variable Portfolio - Mid Cap Value Fund                               .73            .13       .52        1.38(3)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           .53            .13       .06         .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                       .81            .13      1.03        1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                    .94            .13       .20        1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                               .29            .13       .15         .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund              .61            .13       .08         .82(1)
AXP(R) Variable Portfolio - Small Cap Advantage Fund                         .85            .13       .12        1.10(1)
AXP(R) Variable Portfolio - Strategy Aggressive Fund                         .51            .13       .08         .72(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund              1.11            .13       .43        1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund                  .75            .13       .10         .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Capital Appreciation Fund, Series II Shares                         .61            .25       .30        1.16(4)
AIM V.I. Capital Development Fund, Series II Shares                          .75            .25       .35        1.35(4)
AIM V.I. Dynamics Fund, Series I Shares                                      .75             --       .39        1.14(4)
(previously INVESCO VIF - Dynamics Fund, Series I Shares)
AIM V.I. Financial Services Fund, Series I Shares                            .75             --       .37        1.12(4)
(previously INVESCO VIF - Financial Services Fund, Series I Shares)
AIM V.I. Technology Fund, Series I Shares                                    .75             --       .40        1.15(4)
(previously INVESCO VIF - Technology Fund, Series I Shares)
AllianceBernstein VP Growth and Income Portfolio (Class B)                   .55            .25       .05         .85(5)
AllianceBernstein VP International Value Portfolio (Class B)                 .75            .25       .20        1.20(5)


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                               GROSS TOTAL
                                                                          MANAGEMENT       12b-1     OTHER       ANNUAL
                                                                             FEES           FEES    EXPENSES    EXPENSES
American Century(R) VP International, Class II                              1.17%           .25%       --%       1.42%(6)
American Century(R) VP Value, Class II                                       .83            .25        --        1.08(6)
Calvert Variable Series, Inc. Social Balanced Portfolio                      .70             --       .21         .91(7)
Evergreen VA Fundamental Large Cap Fund - Class 2                            .56            .25       .16         .97(8)
(previously Evergreen VA Growth and Income Fund - Class 2)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                    .47            .25       .13         .85(9)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            .57            .25       .14         .96(9)
Fidelity(R) VIP Overseas Portfolio Service Class 2                           .72            .25       .19        1.16(9)
FTVIPT Franklin Real Estate Fund - Class 2                                   .48            .25       .02         .75(10),(11)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    .53            .25       .18         .96(11),(12)
FTVIPT Mutual Shares Securities Fund - Class 2                               .60            .25       .15        1.00(11)
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                  .70             --       .08         .78(13),(14)
Goldman Sachs VIT Mid Cap Value Fund                                         .80             --       .08         .88(13)
Janus Aspen Series Global Technology Portfolio: Service Shares               .64            .25       .07         .96(15)
Janus Aspen Series International Growth Portfolio: Service Shares            .64            .25       .04         .93(15)
Lazard Retirement International Equity Portfolio                             .75            .25       .40        1.40(16)
MFS(R) Investors Growth Stock Series - Service Class                         .75            .25       .11        1.11(17),(18)
MFS(R) New Discovery Series - Service Class                                  .90            .25       .11        1.26(17),(18)
MFS(R) Utilities Series - Service Class                                      .75            .25       .14        1.14(17),(18)
Oppenheimer Global Securities Fund/VA, Service Shares                        .63            .25       .03         .91(19)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    .75            .25       .06        1.06(19)
Oppenheimer Strategic Bond Fund/VA, Service Shares                           .71            .25       .03         .99(19)
Pioneer Equity Income VCT Portfolio - Class II Shares                        .65            .25       .08         .98(19)
Pioneer Europe VCT Portfolio - Class II Shares                              1.00            .25       .95        2.20(20)
Putnam VT Health Sciences Fund - Class IB Shares                             .70            .25       .15        1.10(19)
Putnam VT International Equity Fund - Class IB Shares                        .75            .25       .19        1.19(19)
Putnam VT Vista Fund - Class IB Shares                                       .65            .25       .14        1.04(19)
Wanger International Small Cap                                              1.17             --       .19        1.36(21)
Wanger U.S. Smaller Companies                                                .92             --       .08        1.00(22)
Wells Fargo Advantage Asset Allocation Fund                                  .55            .25       .22        1.02(23)
Wells Fargo Advantage International Core Fund                                .75            .25       .42        1.42(23)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Opportunity Fund                                       .72            .25       .20        1.17(24)
(successor to Strong Opportunity Fund II - Advisor Class)
Wells Fargo Advantage Small Cap Growth Fund                                  .75            .25       .24        1.24(23)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.95% for AXP(R) Variable Portfolio - Core Bond Fund, 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.75% for AXP(R) Variable Portfolio - Inflation Protected Securities Fund and 1.08% for AXP(R) Variable Portfolio - Mid Cap Value Fund average daily net assets.
(4) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor, as the case may be, has contractually agreed to waive advisory fees and/or reimburse expenses of to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares (advisor only) to 1.30% of average daily net assets and Series II shares (advisor and/or distributor) to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS
     that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares and 1.13% for AIM V.I. Dynamics Fund, Series I Shares average daily net assets.
(5) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.
(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(7) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.
(8) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. These fees have been restated to reflect current fees.
(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.
(10) The Fund administration fee is paid indirectly through the management fee.
(11) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(12) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.
(13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% for Goldman Sachs VIT CORE(SM) U.S. Equity Fund and 0.25% for Goldman Sachs VIT Mid Cap Value Equity Fund of the Fund's average daily net assets. The Investment Adviser for Goldman Sachs VIT CORE(SM) U.S. Equity has contractually agreed to maintain these expense limitations through June 30, 2005. The Investment Adviser for Goldman Sachs VIT Mid Cap Value Equity Fund may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.
(14) Effective June 1, 2004, the Investment Adviser voluntarily agreed to waive a portion of its management fee for Goldman Sachs VIT CORE(SM) U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Management fee waiver for the period ended Dec. 31, 2004 was 0.03%.
(15) Fees and expenses shown were determined based on net assets as of the fiscal year ended Dec. 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(16) Reflects a contractual obligation by the Investment Manager to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2005, to the extent total expenses exceed 1.25% for Lazard Retirement International Equity Portfolio average daily net assets.
(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(18) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductionsare not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series and 1.13% for Utilities Series.
(19) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.
(20) The expenses reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.50% for Pioneer Europe VCT Portfolio of the average daily net assets attributable to Class I shares; the portion of Portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.
(21) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.
(22) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
     0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.
(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage International Core Fund and 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.
(24) On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (SFC) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholder of the Strong funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on Dec. 10 and Dec. 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses for the Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.07% for Wells Fargo Advantage Opportunity Fund. Please refer to the Fund's prospectus for additional details.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The funds -- Fund selection"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating sales representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. It assumes that you select both the optional MAV and EEP. Although your actual costs may be higher or lower, based on this assumption your costs would be:



                         1 YEAR            3 YEARS           5 YEARS         10 YEARS
                         $418.30          $1,265.19         $2,125.97        $4,340.21



MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. It assumes that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
                         $117.98          $367.63           $636.71          $1,404.70



* In these examples, the $30 contract administrative charge is approximated as a .031% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

We have not provided this information for some subaccounts that are new and have no activity as of the financial statement date.

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.11  $ 1.11  $ 1.10  $ 1.07  $ 1.01  $ 1.00
Accumulation unit value at end of period                                          $ 1.11  $ 1.11  $ 1.11  $ 1.10  $ 1.07  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)            2,098     447   3,911   5,658   6,615   2,266
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
  CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 1.13% AND 1.14%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - CORE BOND FUND (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.02      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)               73      --      --      --      --      --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.24  $ 1.20  $ 1.14  $ 1.06  $ 1.02  $ 1.00
Accumulation unit value at end of period                                          $ 1.29  $ 1.24  $ 1.20  $ 1.14  $ 1.06  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)            2,145   1,691     762     985     410      47

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.16  $ 0.82  $ 1.02  $ 1.01  $ 1.02  $ 1.00
Accumulation unit value at end of period                                          $ 1.36  $ 1.16  $ 0.82  $ 1.02  $ 1.01  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)            3,041   1,239   1,262     281     218      23

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (5/1/2001)
Accumulation unit value at beginning of period                                    $ 1.06  $ 0.87  $ 1.01  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.15  $ 1.06  $ 0.87  $ 1.01      --      --
Number of accumulation units outstanding at end of period (000 omitted)              523     578     328      38      --      --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.33  $ 1.18  $ 1.04  $ 1.03  $ 1.00  $ 1.00
Accumulation unit value at end of period                                          $ 1.46  $ 1.33  $ 1.18  $ 1.04  $ 1.03  $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)              741     714     251     249       4       3

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.57  $ 0.47  $ 0.64  $ 0.94  $ 1.17  $ 1.00
Accumulation unit value at end of period                                          $ 0.62  $ 0.57  $ 0.47  $ 0.64  $ 0.94  $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)            2,153   1,664   1,064   1,285   1,762     401

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.10  $ 0.89  $ 0.95  $ 0.91  $ 1.01  $ 1.00
Accumulation unit value at end of period                                          $ 1.22  $ 1.10  $ 0.89  $ 0.95  $ 0.91  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)            2,886   4,230   1,480   1,549   1,186      48

AXP(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.04      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --      --      --      --

AXP(R) VARIABLE PORTFOLIO - INFLATION PROTECTED SECURITIES FUND (9/13/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.03      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)            5,004      --      --      --      --      --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND* (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                    $ 0.76  $ 0.59  $ 0.76  $ 0.94  $ 1.14  $ 1.00
Accumulation unit value at end of period                                          $ 0.80  $ 0.76  $ 0.59  $ 0.76  $ 0.94  $ 1.14
Number of accumulation units outstanding at end of period (000 omitted)            1,484     172     202     291     266     872



* AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND AND AXP(R) VARIABLE PORTFOLIO - STOCK FUND MERGED INTO AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND ON JULY 9, 2004.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.10      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)               65      --      --      --      --      --

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.97  $ 0.81  $ 0.94  $ 1.06  $ 1.09  $ 1.00
Accumulation unit value at end of period                                          $ 1.06  $ 0.97  $ 0.81  $ 0.94  $ 1.06  $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)              257     221     120     296     145      10

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.86  $ 0.69  $ 0.89  $ 1.08  $ 1.19  $ 1.00
Accumulation unit value at end of period                                          $ 0.88  $ 0.86  $ 0.69  $ 0.89  $ 1.08  $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)            3,017   3,155   3,029   3,252   3,919     426

AXP(R) VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.13      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)              182      --      --      --      --      --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (8/14/2001)
Accumulation unit value at beginning of period                                    $ 1.28  $ 0.93  $ 1.07  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.53  $ 1.28  $ 0.93  $ 1.07      --      --
Number of accumulation units outstanding at end of period (000 omitted)              860     982     627     411      --      --

AXP(R) VARIABLE PORTFOLIO - S&P 500 Index Fund (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.77  $ 0.61  $ 0.79  $ 0.90  $ 1.00      --
Accumulation unit value at end of period                                          $ 0.85  $ 0.77  $ 0.61  $ 0.79  $ 0.90      --
Number of accumulation units outstanding at end of period (000 omitted)            1,958   1,381     973     770     285      --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.22  $ 1.21  $ 1.15  $ 1.09  $ 1.01  $ 1.00
Accumulation unit value at end of period                                          $ 1.23  $ 1.22  $ 1.21  $ 1.15  $ 1.09  $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)              870   1,097   1,275     592       1      10

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.31  $ 0.89  $ 1.08  $ 1.16  $ 1.12  $ 1.00
Accumulation unit value at end of period                                          $ 1.54  $ 1.31  $ 0.89  $ 1.08  $ 1.16  $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)              779     660     393     378     286      28

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.71  $ 0.55  $ 0.81  $ 1.22  $ 1.52  $ 1.00
Accumulation unit value at end of period                                          $ 0.77  $ 0.71  $ 0.55  $ 0.81  $ 1.22  $ 1.52
Number of accumulation units outstanding at end of period (000 omitted)              192     221     386     607     798      33

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE EMERGING MARKETS FUND (5/1/2000)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                    $ 0.96  $ 0.69  $ 0.73  $ 0.75  $ 1.00      --
Accumulation unit value at end of period                                          $ 1.19  $ 0.96  $ 0.69  $ 0.73  $ 0.75      --
Number of accumulation units outstanding at end of period (000 omitted)              475     115     277       3       1      --

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (9/15/1999)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                    $ 0.70  $ 0.55  $ 0.67  $ 0.95  $ 1.27  $ 1.00
Accumulation unit value at end of period                                          $ 0.82  $ 0.70  $ 0.55  $ 0.67  $ 0.95  $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)              848     143     488      65      81     133

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.94  $ 0.73  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.00  $ 0.94  $ 0.73  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)              110      85       4       6      --      --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.03  $ 0.77  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.18  $ 1.03  $ 0.77  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)              107     284     180       3      --      --


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. DYNAMICS FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                    $ 0.89  $ 0.65  $ 0.96  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.01  $ 0.89  $ 0.65  $ 0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)               18     249     149       1      --      --

AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (8/13/2001)
(PREVIOUSLY INVESCO VIF - FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                    $ 1.06  $ 0.82  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.14  $ 1.06  $ 0.82  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)              132      66       3      --      --      --

AIM V.I. TECHNOLOGY FUND, SERIES I SHARES* (8/13/2001)
(PREVIOUSLY INVESCO VIF - TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period                                    $ 0.69  $ 0.48  $ 0.91  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 0.72  $ 0.69  $ 0.48  $ 0.91      --      --
Number of accumulation units outstanding at end of period (000 omitted)              249      96       3      --      --      --
* INVESCO VIF - TELECOMMUNICATIONS FUND MERGED INTO AIM V.I. TECHNOLOGY FUND,
  SERIES I SHARES ON APRIL 30, 2004

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.98  $ 0.75  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.09  $ 0.98  $ 0.75  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)              726     969     310     136      --      --

ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.32  $ 0.92  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.64  $ 1.32  $ 0.92  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)              984     472     606     210      --      --

AMERICAN CENTURY(R) VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.91  $ 0.74  $ 0.93  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.04  $ 0.91  $ 0.74  $ 0.93      --      --
Number of accumulation units outstanding at end of period (000 omitted)              127       5     254       1      --      --

AMERICAN CENTURY(R) VP VALUE, CLASS II (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.15  $ 0.90  $ 1.04  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.31  $ 1.15  $ 0.90  $ 1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,064     673     483     146      --      --

CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.93  $ 0.78  $ 0.89  $ 0.96  $ 1.00      --
Accumulation unit value at end of period                                          $ 1.00  $ 0.93  $ 0.78  $ 0.89  $ 0.96      --
Number of accumulation units outstanding at end of period (000 omitted)               54       8       8       6       5      --

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/8/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2 )
Accumulation unit value at beginning of period                                    $ 0.86  $ 0.83      --      --      --      --
Accumulation unit value at end of period                                          $ 0.94  $ 0.86      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)               49      90      --      --      --      --

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.01  $ 0.83  $ 1.00  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.06  $ 1.01  $ 0.83  $ 1.00      --      --
Number of accumulation units outstanding at end of period (000 omitted)              994     432     233     132      --      --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.28  $ 0.93  $ 1.04  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.59  $ 1.28  $ 0.93  $ 1.04      --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,034     510     325     132      --      --

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.06  $ 0.75  $ 0.95  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.20  $ 1.06  $ 0.75  $ 0.95      --      --
Number of accumulation units outstanding at end of period (000 omitted)              573     205     324       7      --      --

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.85  $ 1.37  $ 1.35  $ 1.26  $ 0.96  $ 1.00
Accumulation unit value at end of period                                          $ 2.42  $ 1.85  $ 1.37  $ 1.35  $ 1.26  $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)              487     349     205     211     148       4


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.61  $ 1.22  $ 1.35  $ 1.20  $ 0.96  $ 1.00
Accumulation unit value at end of period                                          $ 1.98  $ 1.61  $ 1.22  $ 1.35  $ 1.20  $ 0.96
Number of accumulation units outstanding at end of period (000 omitted)              414     242     282     150       9       2

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.05  $ 0.85  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.18  $ 1.05  $ 0.85  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)              533     667     130      --      --      --

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.87  $ 0.67  $ 0.87  $ 0.99  $ 1.10  $ 1.00
Accumulation unit value at end of period                                          $ 0.99  $ 0.87  $ 0.67  $ 0.87  $ 0.99  $ 1.10
Number of accumulation units outstanding at end of period (000 omitted)            1,522     735     694     943     577     170

GOLDMAN SACHS VIT MID CAP VALUE FUND (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.67  $ 1.31  $ 1.38  $ 1.24  $ 0.95  $ 1.00
Accumulation unit value at end of period                                          $ 2.09  $ 1.67  $ 1.31  $ 1.38  $ 1.24  $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)              834     639     450     200      15       8

JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.37  $ 0.25  $ 0.43  $ 0.68  $ 1.00      --
Accumulation unit value at end of period                                          $ 0.37  $ 0.37  $ 0.25  $ 0.43  $ 0.68      --
Number of accumulation units outstanding at end of period (000 omitted)              333     426     343     202     310      --

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.60  $ 0.45  $ 0.61  $ 0.80  $ 1.00      --
Accumulation unit value at end of period                                          $ 0.71  $ 0.60  $ 0.45  $ 0.61  $ 0.80      --
Number of accumulation units outstanding at end of period (000 omitted)              132     295     875     606     556      --

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.83  $ 0.65  $ 0.73  $ 0.96  $ 1.07  $ 1.00
Accumulation unit value at end of period                                          $ 0.94  $ 0.83  $ 0.65  $ 0.73  $ 0.96  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)            1,236   2,397     636     253      57       8

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.59  $ 0.49  $ 0.68  $ 0.91  $ 1.00      --
Accumulation unit value at end of period                                          $ 0.64  $ 0.59  $ 0.49  $ 0.68  $ 0.91      --
Number of accumulation units outstanding at end of period (000 omitted)              522     874     785     913     533      --

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit value at beginning of period                                    $ 0.81  $ 0.61  $ 0.90  $ 0.96  $ 1.00      --
Accumulation unit value at end of period                                          $ 0.86  $ 0.81  $ 0.61  $ 0.90  $ 0.96      --
Number of accumulation units outstanding at end of period (000 omitted)              576     622     485     548     352      --

MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.92  $ 0.68  $ 0.89  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.19  $ 0.92  $ 0.68  $ 0.89      --      --
Number of accumulation units outstanding at end of period (000 omitted)              211     139     139     138      --      --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.16      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)              158      --      --      --      --      --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.16      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)              432      --      --      --      --      --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at beginning of period                                    $ 1.00      --      --      --      --      --
Accumulation unit value at end of period                                          $ 1.07      --      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)              403      --      --      --      --      --

PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.99  $ 0.81  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.14  $ 0.99  $ 0.81  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)              182     283     175      --      --      --


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------------
PIONEER EUROPE VCT PORTFOLIO - CLASS II SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.04  $ 0.79  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.22  $ 1.04  $ 0.79  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --      --      --      --

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 0.92  $ 0.78  $ 0.98  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 0.98  $ 0.92  $ 0.78  $ 0.98      --      --
Number of accumulation units outstanding at end of period (000 omitted)               67     170     145     129      --      --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit value at beginning of period                                    $ 1.01  $ 0.79  $ 0.96  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.16  $ 1.01  $ 0.79  $ 0.96      --      --
Number of accumulation units outstanding at end of period (000 omitted)              194     207     881     418      --      --

PUTNAM VT VISTA FUND - CLASS IB SHARES (9/15/1999)
Accumulation unit value at beginning of period                                    $ 0.78  $ 0.59  $ 0.86  $ 1.29  $ 1.36  $ 1.00
Accumulation unit value at end of period                                          $ 0.92  $ 0.78  $ 0.59  $ 0.86  $ 1.29  $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)              375     431     525   1,092   1,330     183

WANGER INTERNATIONAL SMALL CAP (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.08  $ 0.73  $ 0.85  $ 1.09  $ 1.51  $ 1.00
Accumulation unit value at end of period                                          $ 1.40  $ 1.08  $ 0.73  $ 0.85  $ 1.09  $ 1.51
Number of accumulation units outstanding at end of period (000 omitted)            1,701   1,136   1,484     769     599     112

WANGER U.S. SMALLER COMPANIES (9/15/1999)
Accumulation unit value at beginning of period                                    $ 1.37  $ 0.96  $ 1.17  $ 1.05  $ 1.15  $ 1.00
Accumulation unit value at end of period                                          $ 1.62  $ 1.37  $ 0.96  $ 1.17  $ 1.05  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)            1,415   1,250     847     820     990     125

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (5/1/2001)
Accumulation unit value at beginning of period                                    $ 1.02  $ 0.84  $ 0.97  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.11  $ 1.02  $ 0.84  $ 0.97      --      --
Number of accumulation units outstanding at end of period (000 omitted)               91      66      29       8      --      --

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (5/1/2001)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                    $ 0.90  $ 0.69  $ 0.90  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 0.99  $ 0.90  $ 0.69  $ 0.90      --      --
Number of accumulation units outstanding at end of period (000 omitted)               84       4     144       1      --      --

WELLS FARGO ADVANTAGE OPPORTUNITY FUND* (8/13/2001)
(SUCCESSOR TO STRONG OPPORTUNITY FUND II - ADVISOR CLASS)
Accumulation unit value at beginning of period                                    $ 0.98  $ 0.72  $ 0.99  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 1.15  $ 0.98  $ 0.72  $ 0.99      --      --
Number of accumulation units outstanding at end of period (000 omitted)              408     445     314     136      --      --
* EFFECTIVE ON OR ABOUT APRIL 11, 2005, THE INVESTOR CLASS AND ADVISOR CLASS
  SHARES OF THE STRONG OPPORTUNITY FUND II REORGANIZED INTO THE WELLS FARGO
  ADVANTAGE OPPORTUNITY FUND

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (5/1/2001)
Accumulation unit value at beginning of period                                    $ 0.82  $ 0.58  $ 0.94  $ 1.00      --      --
Accumulation unit value at end of period                                          $ 0.93  $ 0.82  $ 0.58  $ 0.94      --      --
Number of accumulation units outstanding at end of period (000 omitted)               10      10       6       2      --      --


FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the subaccounts in the SAI.

The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "About the Service Providers -- Issuer and Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE: Purchase payments and contract value you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
AXP(R) Variable Portfolio - Cash              Maximum current income consistent with liquidity     AEFC
Management Fund                               and stability of principal. Invests primarily in
                                              money market instruments, such as marketable debt
                                              obligations issued by corporations or the U.S.
                                              government or its agencies, bank certificates of
                                              deposit, bankers' acceptances, letters of credit,
                                              and commercial paper, including asset-backed
                                              commercial paper.

AXP(R) Variable Portfolio - Core Bond Fund    High total return through current income and         AEFC
                                              capital appreciation. Under normal market
                                              conditions, the Fund invests at least 80% of its
                                              net assets in bonds and other debt securities.
                                              Although the Fund is not an index fund, it
                                              invests primarily in securities like those
                                              included in the Lehman Brothers Aggregate Bond
                                              Index, which are investment grade and denominated
                                              in U.S. dollars. The Index includes securities
                                              issued by the U.S. government, corporate bonds,
                                              and mortgage- and asset-backed securities. The
                                              Fund will not invest in securities rated below
                                              investment grade, although it may hold securities
                                              that have been downgraded.

AXP(R) Variable Portfolio - Diversified       High level of current income while attempting to     AEFC
Bond Fund                                     conserve the value of the investment and
                                              continuing a high level of income for the longest
                                              period of time. Under normal market conditions,
                                              the Fund invests at least 80% of its net assets
                                              in bonds and other debt securities. At least 50%
                                              of the Fund's net assets will be invested in
                                              securities like those included in the Lehman
                                              Brothers Aggregate Bond Index, which are
                                              investment grade and denominated in U.S. dollars.
                                              The Index includes securities issued by the U.S.
                                              government, corporate bonds, and mortgage- and
                                              asset-backed securities. Although the Fund
                                              emphasizes high- and medium-quality debt
                                              securities, it will assume some credit risk to
                                              achieve higher yield and/or capital appreciation
                                              by buying lower-quality bonds.

AXP(R) Variable Portfolio - Diversified       High level of current income and, as a secondary     AEFC
Equity Income Fund                            goal, steady growth of capital. Under normal
                                              market conditions, the Fund invests at least 80%
                                              of its net assets in dividend-paying common and
                                              preferred stocks.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
AXP(R) Variable Portfolio - Equity Select     Growth of capital. Under normal market               AEFC
Fund                                          conditions, the Fund invests at least 80% of its
                                              net assets in equity securities of medium-sized
                                              companies.

AXP(R) Variable Portfolio - Global Bond       High total return through income and growth of       AEFC
Fund                                          capital. Non-diversified mutual fund that invests
                                              primarily in debt obligations of U.S. and foreign
                                              issuers. Under normal market conditions, the Fund
                                              invests at least 80% of its net assets in
                                              investment-grade corporate or government debt
                                              obligations including money market instruments of
                                              issuers located in at least three different
                                              countries.

AXP(R) Variable Portfolio - Growth Fund       Long-term capital growth. Invests primarily in       AEFC
                                              common stocks that appear to offer growth
                                              opportunities.

AXP(R) Variable Portfolio - High Yield        High current income, with capital growth as a        AEFC
Bond Fund                                     secondary objective. Under normal market
                                              conditions, the Fund invests at least 80% of its
                                              net assets in high-yielding, high-risk corporate
                                              bonds (junk bonds) issued by U.S. and foreign
                                              companies and governments.

AXP(R) Variable Portfolio - Income            High total return through current income and         AEFC
Opportunities Fund                            capital appreciation. Under normal market
                                              conditions, invests primarily in income-producing
                                              debt securities with an emphasis on the higher
                                              rated segment of the high-yield (junk bond)
                                              market.

AXP(R) Variable Portfolio - Inflation         Total return that exceeds the rate of inflation      AEFC
Protected Securities Fund                     over the long-term. Non-diversified mutual fund
                                              that, under normal market conditions, invests at
                                              least 80% of its net assets in inflation-protected
                                              debt securities.

AXP(R) Variable Portfolio - Large Cap         Capital appreciation. Under normal market            AEFC
Equity Fund                                   conditions, the Fund invests at least 80% of its
                                              net assets in equity securities of companies with
(previously AXP(R) Variable Portfolio -       market capitalization greater than $5 billion at
Capital Resource Fund. Also, effective        the time of purchase.
7/9/2004, AXP(R) Variable Portfolio - Blue
Chip Advantage Fund and  AXP(R) Variable
Portfolio - Stock Fund merged into this
fund.)


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
AXP(R) Variable Portfolio - Large Cap         Long-term growth of capital. Under normal market     AEFC
Value Fund                                    conditions, the fund invests at least 80% of its
                                              net assets in equity securities of companies with
                                              a market capitalization greater than $5 billion
                                              at the time of purchase.

AXP(R) Variable Portfolio - Managed Fund      Maximum total investment return through a            AEFC
                                              combination of capital growth and current income.
                                              Invests primarily in a combination of common and
                                              preferred stocks, bonds and other debt
                                              securities.

AXP(R) Variable Portfolio - Mid Cap Value     Long-term growth of capital. Under normal            AEFC
Fund                                          circumstances, the Fund invests at least 80% of
                                              its net assets (including the amount of any
(available on or after 5/2/2005)              borrowings for investment purposes) in equity
                                              securities of medium-sized companies.

AXP(R) Variable Portfolio - NEW DIMENSIONS    Long-term growth of capital. Invests primarily in    AEFC
FUND(R)                                       common stocks showing potential for significant
                                              growth.

AXP(R) Variable Portfolio - Partners Select   Long-term growth of capital. Invests primarily in    AEFC, adviser; GAMCO Investors,
Value Fund                                    common stocks, preferred stocks and securities       Inc., subadviser.
                                              convertible into common stocks that are listed on
                                              a nationally recognized securities exchange or
                                              traded on the NASDAQ National Market System of
                                              the National Association of Securities Dealers.
                                              The Fund invests in mid-cap companies as well as
                                              companies with larger and smaller market
                                              capitalizations.

AXP(R) Variable Portfolio - Partners Small    Long-term capital appreciation. Invests primarily    AEFC, adviser; Goldman Sachs
Cap Value Fund                                in equity securities. Under normal market            Asset Management, L.P., Royce &
                                              conditions, at least 80% of the Fund's net assets    Associates, LLC, Donald Smith &
                                              will be invested in companies with market            Co., Inc., Franklin Portfolio
                                              capitalization of less than $2 billion or that       Associates LLC and Barrow,
                                              fall within the range of the Russell 2000(R) Value   Hanley, Mewhinney & Strauss,
                                              Index.                                               Inc., subadvisers.

AXP(R) Variable Portfolio - S&P 500 Index     Long-term capital appreciation. Invests primarily    AEFC
Fund                                          in securities of large-capitalization stocks of
                                              U.S. companies that are expected to provide
                                              investment results that correspond to the
                                              performance of the S&P 500(R) Index.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
AXP(R) Variable Portfolio - Short Duration    A high level of current income and safety of         AEFC
U.S. Government Fund                          principal consistent with an investment in U.S.
                                              government and government agency securities.
                                              Under normal market conditions, at least 80% of
                                              the Fund's net assets are invested in securities
                                              issued or guaranteed as to principal and interest
                                              by the U.S. government, its agencies or
                                              instrumentalities.

AXP(R) Variable Portfolio - Small Cap         Long-term capital growth. Under normal market        AEFC, adviser; Kenwood Capital
Advantage Fund                                conditions, at least 80% of the Fund's net assets    Management LLC, subadviser.
                                              are invested in equity securities of companies
                                              with market capitalization of up to $2 billion or
                                              that fall within the range of the Russell 2000(R)
                                              Index at the time of investment.

AXP(R) Variable Portfolio - Strategy          Capital appreciation. Under normal market            AEFC
Aggressive Fund                               conditions, at least 65% of the Fund's total
                                              assets are invested in equity securities.

AXP(R) Variable Portfolio - Threadneedle      Long-term capital growth. Under normal market        AEFC, adviser; Threadneedle
Emerging Markets Fund                         conditions, the Fund invests at least 80% of its     International Limited, an
                                              net assets in equity securities of emerging          indirect wholly-owned subsidiary
(previously AXP(R) Variable                   market companies.                                    of AEFC, subadviser.
Portfolio - Emerging Markets Fund)

AXP(R) Variable Portfolio - Threadneedle      Capital appreciation. Invests primarily in equity    AEFC, adviser; Threadneedle
International Fund                            securities of foreign issuers that offer strong      International Limited, an
                                              growth potential.                                    indirect wholly-owned subsidiary
(previously AXP(R) Variable                                                                        of AEFC, subadviser.
Portfolio - International Fund)

AIM V.I. Capital Appreciation Fund,           Growth of capital. Invests principally in common     A I M Advisors, Inc.
Series II Shares                              stocks of companies likely to benefit from new or
                                              innovative products, services or processes as
                                              well as those with above-average long-term growth
                                              and excellent prospects for future growth. The
                                              fund can invest up to 25% of its total assets in
                                              foreign securities that involve risks not
                                              associated with investing solely in the United
                                              States.

AIM V.I. Capital Development Fund,            Long-term growth of capital. Invests primarily in    A I M Advisors, Inc.
Series II Shares                              securities (including common stocks, convertible
                                              securities and bonds) of small- and medium-sized
                                              companies. The fund may invest up to 25% of its
                                              total assets in foreign securities.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
AIM V.I. Dynamics Fund,  Series I Shares      Capital growth. Invests at least 65% of its net      A I M Advisors, Inc.
                                              assets primarily in common stocks of mid-sized
                                              companies, companies included in the Russell
(previously INVESCO VIF - Dynamics Fund,      Midcap(R) Growth Index at the time of purchase.
Series I Shares)                              The Fund also has the flexibility to invest in
                                              other types of securities, including preferred
                                              stocks, convertible securities and bonds.

AIM V.I. Financial Services Fund, Series      Capital growth. Actively managed. Invests at         A I M Advisors, Inc.
I Shares                                      least 80% of its net assets in the equity
                                              securities and equity-related instruments of
(previously INVESCO VIF -  Financial          companies involved in the financial services
Services Fund,  Series I Shares)              sector. These companies include, but are not
                                              limited to, banks, insurance companies,
                                              investment and miscellaneous industries (asset
                                              managers, brokerage firms, and
                                              government-sponsored agencies and suppliers to
                                              financial services companies).

AIM V.I. Technology Fund,  Series I           Capital growth. The Fund is actively managed.        A I M Advisors, Inc.
Shares                                        Invests at least 80% of its net assets in equity
                                              securities and equity-related instruments of
(previously INVESCO VIF - Technology          companies engaged in technology-related
Fund, Series I Shares)                        industries. These include, but are not limited
                                              to, various applied technologies, hardware,
                                              software, semiconductors, telecommunications
                                              equipment and services, and service-related
                                              companies in information technology. Many of
                                              these products and services are subject to rapid
                                              obsolescence, which may lower the market value of
                                              securities of the companies in this sector.

AllianceBernstein VP Growth and Income        Reasonable current income and reasonable             Alliance Capital Management L.P.
Portfolio (Class B)                           appreciation. Invests primarily in
                                              dividend-paying common stocks of good quality.

AllianceBernstein VP International Value      Long-term growth of capital. Invests primarily in    Alliance Capital Management L.P.
Portfolio (Class B)                           a diversified portfolio of foreign equity
                                              securities.

American Century(R) VP International,         Capital growth, with income as a secondary           American Century Investment
Class II                                      objective. Invests primarily in stocks of growing    Management, Inc.
                                              foreign companies in developed countries.

American Century(R) VP Value, Class II        Long-term capital growth, with income as a           American Century Investment
                                              secondary objective. Invests primarily in stocks     Management, Inc.
                                              of companies that management believes to be
                                              undervalued at the time of purchase.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
Calvert Variable Series, Inc. Social          Income and capital growth. Invests primarily in      Calvert Asset Management
Balanced Portfolio                            stocks, bonds and money market instruments which     Company, Inc. (CAMCO),
                                              offer income and capital growth opportunity and      investment adviser. SsgA Funds
                                              which satisfy the investment and social criteria.    Management, Inc. and New
                                                                                                   Amsterdam Partners, LLP are the
                                                                                                   investment subadvisers.

Evergreen VA Fundamental  Large Cap Fund      Capital growth with the potential for current        Evergreen Investment Management
- Class 2                                     income. Invests primarily in common stocks of        Company, LLC
                                              medium- and large-sized U.S. companies whose
(previously Evergreen VA Growth and           market capitalizations at time of purchase fall
Income Fund - Class 2)                        within the range tracked by the Russell
                                              1000(R) Index.

Fidelity(R) VIP Growth & Income Portfolio     Seeks high total return through a combination of     Fidelity Management & Research
Service Class 2                               current income and capital appreciation. Normally    Company (FMR), investment
                                              invests a majority of assets in common stocks        manager; FMR U.K., FMR Far East,
                                              with a focus on those that pay current dividends     sub-investment advisers.
                                              and show potential for capital appreciation. May
                                              invest in bonds, including lower-quality debt
                                              securities, as well as stocks that are not
                                              currently paying dividends, but offer prospects
                                              for future income or capital appreciation.
                                              Invests in domestic and foreign issuers. The Fund
                                              invests in either "growth" stocks or "value"
                                              stocks or both.

Fidelity(R) VIP Mid Cap Portfolio Service     Long-term growth of capital. Normally invests        Fidelity Management & Research
Class 2                                       primarily in common stocks. Normally invests at      Company (FMR), investment
                                              least 80% of assets in securities of companies       manager; FMR U.K., FMR Far East,
                                              with medium market capitalizations. May invest in    sub-investment advisers.
                                              companies with smaller or larger market
                                              capitalizations. Invests in domestic and foreign
                                              issuers. The Fund invests in either "growth" or
                                              "value" common stocks or both.

Fidelity(R) VIP Overseas Portfolio Service    Long-term growth of capital. Normally invests        Fidelity Management & Research
Class 2                                       primarily in common stocks of foreign securities.    Company (FMR), investment
                                              Normally invests at least 80% of assets in           manager; FMR U.K., FMR Far East,
                                              non-U.S. securities.                                 Fidelity International
                                                                                                   Investment Advisors (FIIA) and
                                                                                                   FIIA U.K., sub-investment
                                                                                                   advisers.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
FTVIPT Franklin Real Estate Fund -            Capital appreciation, with current income as a       Franklin Advisers, Inc.
Class 2                                       secondary goal. The Fund normally invests at
                                              least 80% of its net assets in investments of
                                              companies operating in the real estate sector.

FTVIPT Franklin Small Cap Value               Long-term total return. The Fund normally invests    Franklin Advisory Services, LLC
Securities Fund - Class 2                     at least 80% of its net assets in investments of
                                              small capitalization companies, and invests
                                              primarily to predominantly in equity securities.
                                              For this Fund, small-capitalization companies are
                                              those with market capitalization values not
                                              exceeding $2.5 billion, at the time of purchase.

FTVIPT Mutual Shares Securities Fund -        Capital appreciation, with income as a secondary     Franklin Mutual Advisers, LLC
Class 2                                       goal. The Fund normally invests mainly in U.S.
                                              equity securities and substantially in
                                              undervalued stocks, risk arbitrage securities and
                                              distressed companies.

Goldman Sachs VIT CORE(SM) U.S. Equity        Seeks long-term growth of capital and dividend       Goldman Sachs Asset Management,
Fund                                          income. The Fund invests, under normal               L.P.
                                              circumstances, at least 95% of its total assets
CORE(SM) is a registered service mark of      (not including securities lending collateral and
Goldman, Sachs & Co.                          any investment of that collateral) measured at
                                              time of purchase in a diversified portfolio of
                                              equity investments in U.S. issuers, including
                                              foreign companies that are traded in the United
                                              States. The Fund's investments are selected using
                                              both a variety of quantitative techniques and
                                              fundamental research in seeking to maximize the
                                              Fund's expected return, while maintaining risk,
                                              style, capitalization and industry
                                              characteristics similar to the S&P 500 Index. The
                                              Fund seeks a broad representation in most major
                                              sectors of the U.S. economy and a portfolio
                                              consisting of companies with average long-term
                                              earnings growth expectations and dividend yields.
                                              The Fund is not required to limit its investments
                                              to securities in the S&P 500.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
Goldman Sachs VIT Mid Cap Value Fund          The Goldman Sachs VIT Mid Cap Value Fund seeks       Goldman Sachs Asset Management,
                                              long-term capital appreciation. The Fund invests,    L.P.
                                              under normal circumstances, at least 80% of its
                                              net assets plus any borrowing for investment
                                              purposes (measured at time of purchase) in a
                                              diversified portfolio of equity investments in
                                              mid-capitalization issuers within the range of
                                              the market capitalization of companies
                                              constituting the Russell Midcap Value Index at
                                              the time of investments. If the market
                                              capitalization of a company held by the Fund
                                              moves outside this range, the Fund may, but is
                                              not required to sell the securities. The
                                              capitalization range of the Russell Midcap Value
                                              Index is currently between $276 million and $14.9
                                              billion. Although the Fund will invest primarily
                                              in publicly traded U.S. securities, it may invest
                                              up to 25% of its net assets in foreign securities
                                              of issuers in emerging countries, and securities
                                              quoted in foreign currencies.

Janus Aspen Series Global Technology          Long-term growth of capital. Non-diversified         Janus Capital
Portfolio: Service Shares                     mutual fund that invests, under normal
                                              circumstances, at least 80% of its net assets in
                                              securities of companies that the portfolio
                                              manager believes will benefit significantly from
                                              advances or improvements in technology. It
                                              implements this policy by investing primarily in
                                              equity securities of U.S. and foreign companies
                                              selected for their growth potential.

Janus Aspen Series International Growth       Long-term growth of capital. Invests, under          Janus Capital
Portfolio: Service Shares                     normal circumstances, at least 80% of its net
                                              assets in securities of issuers from at least
                                              five different countries, excluding the United
                                              States. Although the Portfolio intends to invest
                                              substantially all of its assets in issuers
                                              located outside the United States, it may at
                                              times invest in U.S. issuers and under unusual
                                              circumstances, it may invest all of its assets in
                                              fewer than five countries or even a single
                                              country.

Lazard Retirement International Equity        Long-term capital appreciation. Invests primarily    Lazard Asset Management, LLC
Portfolio                                     in equity securities, principally common stocks,
                                              of relatively large non-U.S. companies with
                                              market capitalizations in the range of the Morgan
                                              Stanley Capital International (MSCI) Europe,
                                              Australia and Far East (EAFE(R)) Index that the
                                              Investment Manager believes are undervalued based
                                              on their earnings, cash flow or asset values.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
MFS(R)Investors Growth Stock Series -         Long-term growth of capital and future income.       MFS Investment Management(R)
Service Class                                 Invests at least 80% of its net assets in common
                                              stocks and related securities of companies which
                                              MFS(R) believes offer better than average
                                              prospects for long-term growth.

MFS(R) New Discovery Series -                 Capital appreciation. Invests at least 65% of its    MFS Investment Management(R)
Service Class                                 net assets in equity securities of emerging
                                              growth companies.

MFS(R) Utilities Series -                     Capital growth and current income. Invests           MFS Investment Management(R)
Service Class                                 primarily in equity and debt securities of
                                              domestic and foreign companies in the utilities
                                              industry.

Oppenheimer Global Securities Fund/VA,        Long-term capital appreciation. Invests mainly in    Oppenheimer Funds, Inc.
Service Shares                                common stocks of U.S. and foreign issuers that
                                              are "growth-type" companies, cyclical industries
                                              and special situations that are considered to
                                              have appreciation possibilities.

Oppenheimer Main Street Small Cap             Seeks capital appreciation. Invests mainly in        Oppenheimer Funds, Inc.
Fund/VA, Service Shares                       common stocks of small-capitalization U.S.
                                              companies that the fund's investment manager
                                              believes have favorable business trends or
                                              prospects.

Oppenheimer Strategic Bond Fund/VA,           High level of current income principally derived     Oppenheimer Funds, Inc.
Service Shares                                from interest on debt securities. Invests mainly
                                              in three market sectors: debt securities of
                                              foreign governments and companies, U.S.
                                              government securities and lower-rated high yield
                                              securities of U.S. and foreign companies.

Pioneer Equity Income VCT Portfolio -         Current income and long-term growth of capital       Pioneer Investment Management,
Class II Shares                               from a portfolio consisting primarily of income      Inc.
                                              producing equity securities of U.S. corporations.
                                              Normally, the portfolio invests at least 80% of
                                              its total assets in income producing equity
                                              securities of U.S. issuers. The income producing
                                              equity securities in which the portfolio may
                                              invest include common stocks, preferred stocks
                                              and interests in real estate investment trusts
                                              (REITs). The remainder of the portfolio may be
                                              invested in debt securities, most of which are
                                              expected to be convertible into common stocks.
                                              The portfolio may invest up to 25% of its total
                                              assets in REITs.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
Pioneer Europe VCT Portfolio -                Long-term growth of capital. Normally, the           Pioneer Investment Management,
Class II Shares                               portfolio invests at least 80% of its total          Inc.
                                              assets in equity securities of European issuers.
                                              For purposes of the portfolio's investment
                                              policies, equity instruments include common
                                              stocks, convertible debt and securities with
                                              common stock characteristics, such as preferred
                                              stocks, rights, depositary receipts and warrants.
                                              The portfolio may also purchase and sell forward
                                              foreign currency exchange contracts in European
                                              currencies in connection with its investments.

Putnam VT Health Sciences                     Capital appreciation. The fund pursues its goal      Putnam Investment Management, LLC
Fund - Class IB Shares                        by investing mainly in common stocks of companies
                                              in the health sciences industries, with a focus
                                              on growth stocks. Under normal circumstances, the
                                              fund invests at least 80% of its net assets in
                                              securities of (a) companies that derive at least
                                              50% of their assets, revenues or profits from the
                                              pharmaceutical, health care services, applied
                                              research and development and medical equipment
                                              and supplies industries, or (b) companies Putnam
                                              Management thinks have the potential for growth
                                              as a result of their particular products,
                                              technology, patents or other market advantages in
                                              the health sciences industries.

Putnam VT International Equity                Capital appreciation. The fund pursues its goal      Putnam Investment Management, LLC
Fund - Class IB Shares                        by investing mainly in common stocks of companies
                                              outside the United States that Putnam Management
                                              believes have favorable investment potential.
                                              Under normal circumstances, the fund invests at
                                              least 80% of its net assets in equity
                                              investments.

Putnam VT Vista Fund -                        Capital appreciation. The fund pursues its goal      Putnam Investment Management, LLC
Class IB Shares                               by investing mainly in common stocks of U.S.
                                              companies, with a focus on growth stocks.

Wanger International Small Cap                Long-term growth of capital. Invests primarily in    Columbia Wanger Asset
                                              stocks of companies based outside the U.S. with      Management, L.P.
                                              market capitalizations of less than $3 billion at
                                              time of initial purchase.

Wanger U.S. Smaller Companies                 Long-term growth of capital. Invests primarily in    Columbia Wanger Asset
                                              stocks of small- and medium-size U.S. companies      Management, L.P.
                                              with market capitalizations of less than $5
                                              billion at time of initial purchase.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FUND NAME                                     INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
-------------------------------------------   ---------------------------------------------------  ------------------
Wells Fargo Advantage Asset Allocation        Long-term total return consistent with reasonable    Wells Fargo Funds Management,
Fund                                          risk. The Fund invests in equity and fixed income    LLC, adviser; Wells Capital
                                              securities with an emphasis on equity securities.    Management Incorporated,
                                              The Fund does not select individual securities       subadviser.
                                              for investment, rather, it buys substantially all
                                              of the securities of various indexes to replicate
                                              such indexes. The Fund invests the equity portion
                                              of its assets in common stocks to replicate the
                                              S&P 500 Index, and invests the fixed income
                                              portion of its assets in U.S. Treasury Bonds to
                                              replicate the Lehman Brothers 20+ Treasury Index.
                                              The Fund seeks to maintain a 95% or better
                                              performance correlation with the respective
                                              indexes, before fees and expenses, regardless of
                                              market conditions. The Fund's "neutral" target
                                              allocation is 60% equity securities and 40% fixed
                                              income securities.

Wells Fargo Advantage International Core      Long-term capital appreciation. The Fund seeks       Wells Fargo Funds Management,
Fund                                          long-term capital appreciation by investing in       LLC, adviser; New Star
                                              principally in non-U.S. securities, with focus on    Institutional Managers Limited,
(previously Wells Fargo VT International      companies with strong growth potential that offer    subadviser.
Equity Fund)                                  relative values. These companies typically have
                                              distinct competitive advantages, high or
                                              improving returns invested capital and a
                                              potential for positive earnings surprise. The
                                              Fund may invest in emerging markets.

Wells Fargo Advantage Opportunity Fund        Seeks long-term capital appreciation. We invest      Wells Fargo Funds Management,
                                              in equity securities of medium-capitalization        LLC, adviser; Wells Capital
(successor to Strong Opportunity Fund II      companies that we believe are under-priced yet,      Management Incorporated,
- Advisor Class)                              have attractive growth prospects.                    subadviser.

Wells Fargo Advantage Small Cap Growth        Long-term capital appreciation. Focus is on          Wells Fargo Funds Management,
Fund                                          companies believed to have above-average growth      LLC, adviser; Wells Capital
                                              potential or that may be involved in new or          Management Incorporated,
                                              innovative products, services and processes.         subadviser.
                                              Invests principally in securities of companies
                                              with market capitalizations equal to or lower
                                              than the company with the largest market
                                              capitalization in the Russell 2000 Index, which
                                              is considered a small capitalization index that
                                              is expected to change frequently.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

THE FIXED ACCOUNT


You also may allocate purchase payments and transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate for your fixed account is guaranteed for 12 months from the contract issue date. Thereafter, we will change rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and the IDS Life's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract - Transfer Policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our home office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger.


When you apply, you may select among the following (if available in your state):


-    the optional MAV rider*;

-    the optional EEB rider*;

-    the optional EEP rider*;

-    the fixed account and/or subaccounts in which you want to invest;

-    how you want to make purchase payments; and

-    a beneficiary.

* You may select any one of the following: MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and EEP. Riders may not be available in all states. The MAV, EEB and EEP are only available if you and the annuitant are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments. For contracts issued on or after July 1, 2003, the amount of any purchase payment allocated to the fixed account cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect.

If your application is complete, we will process it and apply your purchase payment to the fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE


Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the settlement date must be:

-    no earlier than the 60th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum settlement date ranges from age 85 to 96 based on the annuitant's age when we issue the contract. See contract for details.)

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the settlement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2, or, if later, retires (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. (In Pennsylvania, the annuity payout ranges from age 85 to 96 based on the annuitant's age when the contract is issued. See contract for details.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs and TSAs, and in that case, may delay annuity payout start date for this contract.


BENEFICIARY


If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS


MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

  FOR EMPLOYEES/ADVISORS

     If paying by installments under a scheduled payment plan:
           $23.08 biweekly, or
           $50 per month

     If paying by any other method:
           $1,000 initial payment for qualified annuities
           $2,000 initial payment for nonqualified annuities
           $50 for any additional payments

  FOR OTHER INDIVIDUALS
           $1 million(3)

MAXIMUM ALLOWABLE PURCHASE PAYMENTS(3)

  FOR EMPLOYEES/ADVISORS

     For the first year:
           $2,000,000(2) for ages through 85
           $100,000 for ages 86 to 90

     For each subsequent year:
           $100,000 for ages through 85
           $50,000 for ages 86 to 90

  FOR OTHER INDIVIDUALS

     For the first year:
           $2,000,000(2) for ages through 85
           $1,000,000 for ages 86 to 90

     For each subsequent year:
           $100,000

(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.
(2) For initial purchase payments of more than $999,999, our home office approval is required.
(3) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or
2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 by letter

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

FOR EMPLOYEES/ADVISORS ONLY

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

-    a bank authorization.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.55% of their average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

MAV RIDER FEE


We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.25%(2) of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEB RIDER FEE


We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

EEP RIDER FEE


We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

(1) You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and EEP. Riders may not be available in all states. The MAV, EEB and EEP riders are only available if you and the annuitant are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.
(2)  For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.

SURRENDER CHARGE

There is no charge if you surrender all or part of your contract.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
Under this payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will vary between 3.50% and 5.00% depending on the applicable assumed investment rate. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

OTHER INFORMATION ON CHARGES: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-    plus interest credited;

-    minus the sum of amounts surrendered and amounts transferred out;

-    minus any prorated contract administrative charge;

-    minus any prorated portion of the MAV rider fee (if selected);

-    minus any prorated portion of the EEB rider fee (if selected); and

-    minus any prorated portion of the EEP rider fee (if selected).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial surrenders;

and a deduction of:

-    a prorated portion of the contract administrative charge;

-    a prorated portion of the MAV rider fee (if selected);

-    a prorated portion of the EEB rider fee (if selected); and

-    a prorated portion of the EEP rider fee (if selected).

Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and

-    mortality and expense risk fees.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                     NUMBER
                                                              AMOUNT           ACCUMULATION         OF UNITS
                                           MONTH             INVESTED           UNIT VALUE          PURCHASED
By investing an equal number
of dollars each month...                    Jan                $100                $20                 5.00

                                            Feb                 100                 18                 5.56

you automatically buy                       Mar                 100                 17                 5.88
more units when the
per unit market price is low...   ---->     Apr                 100                 15                 6.67

                                            May                 100                 16                 6.25

                                            Jun                 100                 18                 5.56

                                            Jul                 100                 17                 5.88

and fewer units                             Aug                 100                 19                 5.26
when the per unit
market price is high.             ---->     Sept                100                 21                 4.76

                                            Oct                 100                 20                 5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.


TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

WE TRY TO DISTINGUISH MARKET TIMING FROM TRANSFERS THAT WE BELIEVE ARE NOT HARMFUL, SUCH AS DOLLAR-COST AVERAGING. THERE IS NO SET NUMBER OF TRANSFERS THAT CONSTITUTES MARKET TIMING. EVEN ONE TRANSFER IN RELATED ACCOUNTS MAY BE MARKET TIMING. WE SEEK TO RESTRICT THE TRANSFER PRIVILEGES OF A CONTRACT OWNER WHO MAKES MORE THAN THREE SUBACCOUNT TRANSFERS IN ANY 90 DAY PERIOD.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or
-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary. For contracts issued on or after July 1, 2003, the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 30% of the contract value.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For contracts issued on or after July 1, 2003, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:   $50

MAXIMUM AMOUNT

Transfers or surrenders:   None (except for automated transfers from the fixed
                           account)

3 BY PHONE

Call between 7 a.m. and 7 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Surrenders:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-    request that payment be wired to your bank;

-    bank account must be in the same ownership as your contract; and

-    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES


The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits.") In addition, the terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over". We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, the MAV will be set equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

-    contract value;

-    purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

-    contract value; or

-    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS

                                     PS X DB
                                     -------
                                       CV

     PS = the partial surrender.
     DB = is the death benefit on the date of (but prior to) the partial surrender.
     CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2005.

- On Jan 1, 2011 (the sixth contract anniversary) the contract value grows to $30,000.

- March 1, 2011 the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

        We calculate the death benefit on March 1, 2011 as follows:


          The contract value on the most recent sixth contract anniversary:                     $30,000.00
          plus purchase payments made since that anniversary:                                        +0.00
          minus adjusted partial surrenders taken since that anniversary calculated as:
          $1,500 x $30,000
          ----------------
              $28,000                                                                            -1,607.14
                                                                                                ----------
        for a death benefit of:                                                                 $28,392.86

IF YOU DIE BEFORE YOUR SETTLEMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.


If you elected any optional contract features and riders your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of these features or riders just as if they were purchasing a new contract.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     If you elected any optional contract features and riders your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of these features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -  payouts begin no later than one year following the year of your death;
        and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.

If this MAV rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.


On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-    contract value; or
-    purchase payments minus adjusted partial surrenders; or
- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total variable account contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)


The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable,

PLUS

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

     - the standard death benefit amount or the MAV death benefit amount, if applicable (the "death benefit amount")

     -  MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

     -  MINUS the greater of:

        - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

        - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

     -  the greater of:

        - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

        - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, then he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)


The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative whether or not the EEP is appropriate for your situation.


If this EEP rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

The EEP provides that if you or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                                     PERCENTAGE IF YOU AND THE ANNUITANT ARE        PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                       UNDER AGE 70 ON THE RIDER EFFECTIVE DATE       70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                           0%                                              0%

Three and Four                                       10%                                           3.75%

Five or more                                         20%                                            7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit") or the MAV death benefit amount, if applicable PLUS

                    IF YOU AND THE ANNUITANT ARE UNDER AGE 70            IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR       ON THE RIDER EFFECTIVE DATE, ADD...                  OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
      1             Zero                                                 Zero

      2             40% x earnings at death (see above)                  15% x earnings at death

  3 & 4             40% x (earnings at death + 10% of                    15% x (earnings at death + 3.75% of
                    exchange purchase payments*)                         exchange purchase payments*)

     5+             40% x (earnings at death + 20% of                    15% x (earnings at death + 7.5% of
                    exchange purchase payments*)                         exchange purchase payments)

* Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.

The company is not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

TERMINATING THE EEP

- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

-    The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of spousal continuation if the new owner is age 76 or older.

For an example, see Appendix.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:


- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV death benefit amount, if applicable) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. For qualified annuities, the discount rate we use in the calculation will vary between 4.72% and 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


SURRENDERS: If you surrender part or all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING (INCLUDING IRAs, ROTH IRAs AND SEPs): If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death, or in the event of non-natural ownership, the death of annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if the annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death,

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severence from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or

-    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE DEATH BENEFIT RIDERS (MAV, EEB AND EEP): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;

-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to 1.25% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

- We pay the commissions and other compensation described above from our assets.

-    Our assets may include:

     -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");
     -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");
     -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection and allocation of purchase payments and contract value"); and
     -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

     -- fees and expenses we collect from contract owners, including surrender charges; and
     -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., No. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

APPENDIX: EXAMPLE -- OPTIONAL BENEFITS


THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN THE APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF THESE PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2005.

- On Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2006 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:


We calculate the death benefit on March 1, 2006 as follows:


The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

     Greatest of your contract anniversary contract values:       $24,000
     plus purchase payments made since that anniversary:               +0
     minus adjusted partial surrenders, calculated as:
         ($1,500 x $24,000) =                                      -1,636
         ------------------                                       -------
              $22,000
     for a death benefit of:                                      $22,364


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLE -- EEB DEATH BENEFIT


- You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and both you and the annuitant are under age 70. You select the MAV and the EEB.

- On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit amount (contract value):                   $110,000
     plus the EEB which equals 40% of earnings at death (MAV
        death benefit amount minus payments not previously
        surrendered):
        0.40 x ($110,000 - $100,000) =                              +4,000
                                                                  --------
     Total death benefit of:                                      $114,000


- On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value):        $110,000
     plus the EEB (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                              +4,000
                                                                  --------
     Total death benefit of:                                      $114,000


- On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value
        adjusted for partial surrenders):
        $110,000 - ($50,000 x $110,000) =                          $57,619
                   -------------------
                        $105,000
     plus the EEB (40% of earnings at death):
               0.40 x ($57,619 - $55,000) =                         +1,048
                                                                   -------
     Total death benefit of:                                       $58,667


- On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

- On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2014 equals:


     MAV death benefit amount (contract value):                   $200,000
     plus the EEB (40% of earnings at death)
        0.40 x 2.50 x ($55,000) =                                  +55,000
                                                                  --------
     Total death benefit of:                                      $255,000


- On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2014 equals:


     MAV death benefit amount (contract value):                   $250,000
     plus the EEB (40% of earnings at death)
        0.40 x 2.50 x ($55,000) =                                  +55,000
                                                                  --------
     Total death benefit of:                                      $305,000


- On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value):                   $250,000
     plus the EEB which equals 40% of earnings at death (the
        standard death benefit amount minus payments not
        previously surrendered):
        0.40 x ($250,000 - $105,000) =                             +58,000
                                                                  --------
     Total death benefit of:                                      $308,000

             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

EXAMPLE -- EEP DEATH BENEFIT


- You purchase the contract with an exchanged purchase payment of $100,000 on Jan. 1, 2005 and both you and the annuitant are under age 70. You select the MAV and the EEP.

- On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit amount, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit amount (contract value):                   $110,000
     plus the EEP Part I which equals 40% of earnings at death
        (the MAV death benefit amount minus purchase payments
        not previously surrendered):
        0.40 x ($110,000 - $100,000) =                              +4,000
                                                                  --------
     Total death benefit of:                                      $114,000


- On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value):        $110,000
     plus the EEP Part I benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                              +4,000
                                                                  --------
     plus the EEP Part II which in the third contract year
        equals 10% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.10 x $100,000 =                                          +10,000
                                                                  --------
     Total death benefit of:                                      $124,000


- On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial surrender of $50,000. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2007 equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
        $110,000 - ($50,000 x $110,000) =                          $57,619
                   -------------------
                        $105,000
     plus the EEP Part I (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                +1,048
     plus the EEP Part II which in the third contract year
        equals 10% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.10 x $55,000 =                                            +5,500
                                                                   -------
     Total death benefit of:                                       $64,167


- On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

- On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


     MAV death benefit amount (contract value):                   $200,000
     plus the EEP Part I (40% of earnings at death)
        0.40 x (2.50 x $55,000) =                                  +55,000
     plus the EEP Part II which after the fourth contract year
        equals 20% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.20 x $55,000 =                                           +11,000
                                                                  --------
     Total death benefit of:                                      $266,000


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

- On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2014 equals:


     MAV death benefit amount (contract value):                   $250,000
     plus the EEP Part I (40% of earnings at death)
        0.40 x (2.50 x $55,000) =                                  +55,000
     plus the EEP Part II, which after the fourth contract
        year equals 20% of exchange purchase payments identified
        at issue and not previously surrendered:
        0.20 x $55,000 =                                           +11,000
                                                                  --------
     Total death benefit of:                                      $316,000


- On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2015 equals:


     MAV death benefit amount (contract value):                   $250,000
     plus the EEP Part I which equals 40% of earnings at death
        (the MAV death benefit minus payments not previously
        surrendered):
        0.40 x ($250,000 - $105,000) =                             +58,000
     plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at
        issue and not previously surrendered:
        0.20 x $55,000 =                                           +11,000
                                                                  --------
     Total death benefit of:                                      $319,000


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                             p. 3

Rating Agencies                                         p. 4

Principal Underwriter                                   p. 4

Independent Registered Public Accounting Firm           p. 4

Financial Statements


             AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE VARIABLE
                         ANNUITY - BAND 3 -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


S-6407 F (4/05)

Part B for IDS Life Variable Account 10

The combined Statement of Additional Information containing information for American Express Retirement Advisor Variable Annuity(R), American Express Retirement Advisor Variable Annuity(R) - Band 3, American Express Retirement Advisor Advantage(R) Variable Annuity, American Express Retirement Advisor Select Variable Annuity(R), American Express Retirement Advisor Advanatage(R) Variable Annuity - Band 3, American Express Retirement Advisor Advantage Plus(R) Variable Annuity, American Express Retirement Advisor Select Plus(R) Variable Annuity and IDS Life Flexible Portfolio Annuity filed in Post-Effective Amendment No. 31 to Registration Statement No. 333-79311 filed on or about April 27, 2005 is incorporated by reference.

PART C.

Item 24. Financial Statements and Exhibits

(a)  Financial statements included in Part B of this Registration Statement:

     The audited financial statements of the IDS Life Variable Account 10

     American Express Retirement Advisor Variable Annuity(R)
     American Express Retirement Advisor Variable Annuity(R) - Band 3
     American Express Retirement Advisor Advantage(R) Variable Annuity
     American Express Retirement Advisor Select Variable Annuity(R)
     American Express Retirement Advisor Advantage Variable Annuity(R) - Band 3 including:

     Report of Independent Registered Public Accounting Firm dated March 31,
     2005.
     Statements of Assets and Liabilities for the year ended Dec. 31, 2004. Statements of Operations for the year ended Dec. 31, 2004.
     Statements of Changes in Net Assets for the years ended Dec. 31, 2004 and 2003.
     Notes to Financial Statements.

     The audited financial statements of the IDS Life Insurance Company including:

     Report of Independent Registered Public Accounting Firm dated Feb. 18,
     2005.
     Consolidated Balance Sheets as of Dec. 31, 2004 and 2003.
     Consolidated Statements of Income for the years ended Dec. 31, 2004,
     2003 and 2002.
     Consolidated Statements of Cash Flows for the years ended Dec. 31, 2004, 2003 and 2002.
     Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2004, 2003 and 2002.
     Notes to Consolidated Financial Statements.

(b)  Exhibits:

1.1 Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4 Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant's Post-Effective
         Amendment  No.  6  to  Registration   Statement  No.   333-79311,   is
         incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8 Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 is filed electronically herewith.

1.10 Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 is filed electronically herewith.

2.       Not applicable.

3.       Not applicable.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2 Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3 Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4 Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5 Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6 Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7      Form of TSA Endorsement (form 31049),  filed electronically as Exhibit
         4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9 Form of Enhanced Earnings Death Benefit Rider, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10 Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13 Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14     Form of Deferred Annuity Contract for non-qualified contracts
         (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17     Form of TSA Endorsement (form 131068), filed electronically as Exhibit
         4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.18 Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.19 Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.20     Form of 5-Year Maximum Anniversary Value Death Benefit Rider
         (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21 Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22 Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23 Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24     Form of Guarantee Period Accounts Rider filed electronically as Exhibit
         4.24 to Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

4.25 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 29 to Registration Statement No. 333-79311, filed on or about Oct. 21, 2004, is incorporated by reference.

5. Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2      Amended  By-Laws of IDS Life filed  electronically  as Exhibit  6.2 to
         Registrant's   Initial   Registration   Statement   No.   33-62407  is
         incorporated herein by reference.

6.3 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 13 to Registration Statement No. 33-47302, is incorporated herein by reference.

7.       Not applicable.

8.1(a) Copy of Participation Agreement between IDS Life Insurance Company and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., dated March 4,1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.1(b) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., and IDS Life Insurance Company, on Behalf of Itself and Its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.2 Copy of Participation Agreement by and among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors dated March 1, 2000 filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.3 Copy of Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000, filed as Exhibit
         8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors Securities Inc., dated March 1, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 2 to Registration statement No. 33-62407 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001 filed electronically as Exhibit 8.5(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.6 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7 Copy of Participation Agreement between IDS Life Insurance Company and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated March 1, 1996, filed electronically as
         Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.8 Copy of Participation Agreement By and Between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement
         No. 333-79311, is incorporated herein by reference.

8.10 Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as
         Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Asset Management and Lazard Retirement Series, Inc., dated September 1, 1999, filed as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed as Exhibit 8.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.13 Copy of Participation Agreement among Pioneer Variable Contracts Trust, IDS Life Insurance Company, Pioneer Investment Management, Inc. and
         Pioneer  Funds   Distributor,   Inc.   dated  August  13,  2001  filed
         electronically as Exhibit 8.13(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.14 Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.15 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16     Copy of  Participation  Agreement  by and  among  IDS  Life  Insurance
         Company and Strong Opportunity Fund II, Inc. and Strong Investor Services, Inc. and Strong Investments, Inc. dated August 13, 2001 filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.17 Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc., dated April 24, 1996, filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.18 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company dated August 30, 1999 filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.19 Copy of Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000 filed electronically as Exhibit 8.18(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.20 Copy of Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and IDS Life Insurance Company, dated Feb. 2, 2004 filed electronically as Exhibit
         8.20 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.21 Copy of Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and IDS Life Insurance Company, dated Jan. 12, 2004 filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for American Express Retirement Advisory Variable Annuity(R) is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for American Express Retirement Advisory Variable Annuity(R) - Band 3 is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for American Express Retirement Advisor Advantage(R) Variable Annuity/American Express Retirement Advisor Select Variable Annuity(R) is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for American Express Retirement Advisory Advantage(R) Variable Annuity - Band 3 is filed electronically herewith.

11.      None.

12.      Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated April 13, 2005 is filed electronically herewith.

13.2 Power of Attorney to sign Amendment to this Registration Statement, dated July 7, 2004 filed electronically as Exhibit 15.2 to Post-Effective Amendment No. 27 to Registration Statement
         No. 333-79311, is incorporated by reference.

14.      Not applicable.

Item 25.



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director and Executive Vice
                                                       President - Finance

Walter S. Berman                                       Vice President and Treasurer

Lorraine R. Hart                                       Vice President - Investments

Paul R. Johnston                                       Assistant General Counsel and Secretary

Michelle M. Keeley                                     Vice President - Investments

Christopher J. Kopka                                   Money Laundering Prevention Officer

Thomas W. Murphy                                       Vice President - Investments

Roger Natarajan                                        Director

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer


Heather M. Somers                                      Assistant General Counsel

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income                                                            Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Credit Opportunities GP LLC                                               Delaware
     Advisory European (General Partner) LLC                                            George Town
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     AEXP Affordable Housing LLC                                                        Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management (Australia)                                      NSW Australia
     American Express Asset Management Company S.A.                                     Luxembourg
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Attica Asset Management Ltd.                                                       United Kingdom
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27. Number of Contract owners

          As of March 31, 2005, there were 175,586 non-qualified contract owners and 261,642 qualified contract owners in the IDS Life Variable Account 10.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director and Executive Vice
                                           President - Finance

     Walter S. Berman                      Vice President and Treasurer

     Lorraine R. Hart                      Vice President - Investments

     Paul R. Johnston                      Assistant General Counsel and
                                           Secretary

     Michelle M. Keeley                    Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention Officer

     Thomas W. Murphy                      Vice President - Investments

     Roger Natarajan                       Director

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

         Name of                     Net Underwriting
         Principal                    Discounts and     Compensation on       Brokerage
         Underwriter                   Commissions         Redemption        Commissions      Compensation
         -----------                   -----------         ----------        -----------      ------------
         IDS Life Insurance            $57,026,951            None               None              None
         Company

Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 AXP Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)      Registrant   undertakes   to  deliver  any   Statement  of   Additional
         Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
         1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 28th day of April, 2005.


                                    IDS LIFE VARIABLE ANNUITY ACCOUNT 10
                                    ------------------------------------
                                                          (Registrant)

                                    By IDS Life Insurance Company
                                    ------------------------------------
                                                          (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2005.


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  B. Roger Natarajan*                      Director
------------------------------------
     B. Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically herewith as Exhibit 13.1, by:

** Signed pursuant to Power of Attorney, dated July 7, 2004 filed electronically as Exhibit 15.2 to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 333-79311, is incorporated by reference, by:


/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Counsel

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 32 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectuses for:

        American Express Retirement Advisor Variable Annuity(R)
        American Express Retirement Advisor Variable Annuity(R) - Band 3 American Express Retirement Advisor Advantage(R) Variable Annuity American Express Retirement Advisor Select Variable Annuity(R) American Express Retirement Advisor Advantage Variable Annuity(R) - Band 3

Part B.

        Statement of Additional Information
        Financial Statements

Part C.

     Other Information.

     The signatures.